As filed with the Securities and Exchange Commission on April 29, 2014

1933 Act Registration No. 33-11023

1940 Act Registration No. 811-03996

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

POST-EFFECTIVE AMENDMENT NO. 42 ☒

AND/OR

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO. 43 ☒

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

(Exact Name of Registrant)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

320 Park Avenue New York, New York 10022-6839

(Address of Depositor’s Principal Executive Office Including Zip Code)

Depositor’s Telephone Number, Including Area Code: (212) 224-1600

Amy Latkin

Vice President and Assistant General Counsel

Mutual of America Life Insurance Company

320 Park Avenue

New York, New York 10022-6839

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate space)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2014 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on May 1, 2014 pursuant to paragraph (a) of Rule 485

CROSS-REFERENCE SHEET

(File No. 33-11023, Thrift Plan Contracts)

Form N-4 Item		Prospectus Caption
PART A

1.	Cover Page	Cover Page

2.	Definitions	Definitions We Use in this Prospectus

3.	Synopsis	Table of Annual Expenses

4.	Condensed Financial Information	Appendix A: Unit Value Information for the Separate Account Funds; Performance Information for the Separate Account Funds

5.	General Description of Registrant, Depositor, and Portfolio Companies	About Mutual of America and the Separate Account; Underlying Funds in which Our Separate Account Invests; Your Voting Rights for Meetings of the Underlying Funds; Administrative Matters

6.	Deductions	Table of Annual Expenses; Charges You or Your Employer Will Pay

7.	General Description of Variable Annuity Contracts	Purchasing a Contract and Making Contributions; Your Account Balance in the Separate Account Funds; Our General Account; Where to Contact Us and Give Us Instructions

8.	Annuity Period	You May Obtain an Annuity with Your Account Balance

9.	Death Benefit	Our Payment of Account Balance to You or a Beneficiary—Death Benefit during the Accumulation Period

10.	Purchases and Contract Value	Purchasing a Contract and Making Contributions; Your Account Balance in the Separate Account Funds; Our General Account

11.	Redemptions	Your Account Balance in the Separate Account Funds; Our Payment of Account Balance to You or a Beneficiary; Where to Contact Us and Give Us Instructions

12.	Taxes	Federal Tax Information for Participants

13.	Legal Proceedings	N/A (see Statement of Additional Information)

14.	Table of Contents of the Statement of Additional Information	Our Statement of Additional Information

Statement of Additional Information Caption
PART B

15.	Cover Page	Cover Page

16.	Table of Contents	Table of Contents

17.	General Information and History	N/A

18.	Services	N/A

19.	Purchases of Securities Being Offered	Distribution of the Contracts

20.	Underwriters	Distribution of the Contracts

21.	Calculation of Performance Data	Yield and Performance Information

22.	Annuity Payments	N/A

23.	Financial Statements	Financial Statements

PROSPECTUS

THRIFT PLAN CONTRACTS—

VARIABLE ACCUMULATION ANNUITY CONTRACTS

FOR THRIFT PLANS

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue, New York, New York 10022-6839

Through its

SEPARATE ACCOUNT NO. 2

The Contracts—We offer group variable accumulation annuity contracts (“Contracts”) for use by thrift plans or arrangements (“Plans”) of employers in the not-for-profit field (or their associations or trusts) and other for-profit employers to assist with retirement and long-term financial planning. This prospectus also includes 401(k) plan contracts. The Contracts are only available to employers who sponsor a Plan and not to individuals. A Plan must:

•	be qualified under Section 401(a) (including Section 401(k)) of the Code, or

•	meet the requirements of Section 403(b) of the Code.

Participants—A Participant or you means a participating employee under a Contract.

Contributions—You make Contributions to your Account Value, and your employer may make Contributions on your behalf, depending on the Plan. Contributions are in the amounts and at the frequency you choose, subject to restrictions in the Plan and under federal tax law provisions.

A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Value to provide fixed monthly Annuity Payments that begin at a future date you select.

Investment Alternatives for Your Account—You may allocate your Account Value to any of the Funds of Mutual of America Separate Account No. 2 or to our General Account, unless your Plan restricts allocations. You may transfer all or any part of your Account Value among the available Investment Alternatives at any time, without charge. The Separate Account Funds invest in similarly named funds or portfolios of mutual funds (“Underlying Funds”), which currently are:

•	Mutual of America Investment Corporation (“Investment Company”): Equity Index, All America, Small Cap Value, Small Cap Growth, Mid Cap Value, Mid-Cap Equity Index, Composite, International, Money Market, Mid-Term Bond, Bond, Conservative Allocation, Moderate Allocation, Aggressive Allocation (together, these three Funds may be referred to as the “Allocation Funds”), Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement, 2045 Retirement, and 2050 Retirement Funds (together, these ten Funds may be referred to as the “Retirement Funds”);

•	Fidelity Variable Insurance Products (“Fidelity VIP”) Funds: Equity-Income, Asset Manager, Contrafund®, and Mid Cap Portfolios;

•	Vanguard Variable Insurance Fund: Diversified Value Portfolio, International Portfolio and REIT Index Portfolio;

•	American Century Variable Portfolios, Inc.: American Century VP Capital Appreciation Fund;

•	American Funds Insurance Series: New World Fund;

•	Calvert VP: SRI Balanced Portfolio;

•	DWS Variable Series I: Capital Growth VIP;
•	Oppenheimer Funds: Oppenheimer Main Street Fund® V/A;

•	PIMCO Variable Insurance Trust: Real Return Portfolio; and

•	T. Rowe Price: Blue Chip Growth Portfolio.

We do not guarantee the investment performance of any Separate Account Fund. You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund. The Underlying Funds, and therefore the Separate Account Funds, will have varying investment returns and performance.

We pay a fixed rate of interest on your Account Value in the General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives. There is a brief description of the General Account under “Our General Account”.

Statement of Additional Information—You may obtain at no charge a Statement of Additional Information (“SAI”), dated the same date as this Prospectus, about the Contracts and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785. We have filed the SAI with the Securities and Exchange Commission (“SEC”) and it is incorporated into this Prospectus by reference. The table of contents for the SAI is at the end of this Prospectus for your review.

Prospectuses—Employers should read this Prospectus before purchasing a Contract and you should read this Prospectus before electing to become a Participant, and you should keep it for future reference. This Prospectus is not valid unless the summary prospectuses of the Underlying Funds, which you also should read, are distributed with it. We distribute the summary prospectuses for the Underlying Funds with this Prospectus, and you should read them for complete information about the Underlying Funds. If you cannot locate the summary prospectuses of the Underlying Funds, which are bound together with this Prospectus, please write to us at the address at the top of this page or call 1-800-468-3785 to request them.

•	Capitalized terms unless otherwise defined in the text are described in the section captioned “Definitions We Use in this Prospectus”, and throughout the Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dated May 1, 2014

This Prospectus is not an offering in any jurisdiction where we may not lawfully offer the Contracts for sale. We have not authorized any person to give any information or to make any representations about the Contracts other than those in this Prospectus. A prospective purchaser who receives unauthorized information or representations must not rely on them to make any purchase decision.

TABLES OF ANNUAL EXPENSES

The following tables describe the fees and expenses that you will pay upon becoming a Participant, while you are a Participant, and upon transfer or surrender of your Account Value. State Premium Taxes may also be deducted, but we do not currently deduct them. State premium taxes vary and generally are between 0.5%-3.5%.

I.	The first table describes fees and expenses you will pay when you become a Participant, when you surrender your Contract or participation interest or when you transfer your Account Value among Investment Alternatives.

	Maximum	Current
Participant Transaction Expenses
Sales Load on Purchases	0%	0%
Deferred Sales Load	0%	0%
Surrender Fees	0%	0%
Exchange Fees	0%	0%

II.	The next table describes the fees and expenses you will pay periodically during the time that you are a Participant, not including Underlying Fund fees and expenses.

		403(b), 401(a), 401(k)
	403(b), 401(a), 401(k) Maximum	Standard		Tier 1 Reduced Fees (3)		Tier 2 Reduced Fees (3)
Annual Contract Fee	$24	$24(1)		$24(1)		$24(1)
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	up to 2.00%(5)	.20%		.20%		.20%
Administrative Charges	up to 2.00%(5)	.50%		.15%	(3)	.20%	(3)
Distribution Expense Charge	up to 2.00%(5)	.50%		.15%	(3)	.20%	(3)

Total Separate Account Annual Expenses	2.00%	1.20%	(4)	.50%	(3)(4)	.60%	(3)(4)

Loan Charges and Interest—403(b) 401(a) and 401(k) (2)

		Uncollateralized Loans
	Collateralized Loans	Payroll Deduction	Home Billing
Loan Interest	3%	Prime Rate +1%	Prime Rate +1%
Origination Fees	$0	$75	$350
Annual Loan Fees	$0	$15	$0

(1)	Annual Contract Fee. The Annual Contract Fee of $24.00 is charged at a rate of $2 per month. When referring to the monthly installment of the Annual Contract Fee we use the term “Monthly Participant Charge”. Unless you use eDocuments, a feature that offers Participants a way to electronically receive communications and reports (See “Definitions we use in this Prospectus” for a description of eDocuments) you pay the lesser of a monthly amount of $2.00, or 1/12 of 1.00% of your Account Value. If you have a Designated Roth Account, the fee will be deducted from your contributions and earnings portions of such account on a pro rata basis. An employer may elect to pay your monthly charges, in which case we do not deduct the Monthly Participant Charge. We currently do not impose this charge each month if you meet the conditions listed in “Charges You or Your Employer Will Pay—Monthly Participant Charge.”

(2)	The current loan interest rate for collateralized loans made in the second quarter of 2014 is 3.00%, which represents the difference between the interest charged on a loan of 4.50%, and the maximum credited rate of 1.50% for certain accounts. For Collateralized Loans (non-trusteed loans) the Loan Rate is 3% higher than the interest rate we credit to amounts held in the General Account as collateral for the loan and there are no origination or maintenance fees. The amount held in the General Account as collateral for a collateralized loan must be equal to 120% of the loan amount. For uncollateralized loans, where a Trustee has been appointed, (a) for loans repaid by payroll deduction we charge an origination fee of $75.00 and an annual fee of $15.00 per year and (b) for loans paid through home billing we charge an origination fee of $350.00. The origination fees, and the annual fees through the stated maturity of an uncollateralized loan repaid by payroll deduction, are collected at the time the loan is originated and deducted from the loan proceeds. The loan amount is withdrawn from your Account Value and you pay interest at the Prime Rate +1% to your Account. In such case, we do not receive any portion of the interest paid. See “Loans” for more details.

(3)	Reduced Fees. Plans may become eligible for the Tier 1 Reduced Fee and Tier 2 Reduced Fee if they have minimum amounts of assets in the Separate Account ($2 million for the Tier 2 Reduced Fee and $5 million for the Tier 1 Reduced Fee) and satisfy the other criteria specified in “Charges You or Your Employer Will Pay” and “Charges Under the Contracts.”

(4)	Adviser Reimbursements. All Contracts with assets invested in the American Century VP Capital Appreciation Fund, PIMCO Variable Insurance Trust Real Return Portfolio, Fidelity VIP Funds and T. Rowe Price Blue Chip Growth Portfolio, without any requirement that they have a minimum amount of assets in the Separate Account, qualify for a reduction in the fees they pay equal to reimbursements we receive from service providers to those funds. The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of 0.25% for administrative expenses; the investment adviser for the PIMCO Variable Insurance Trust Real Return Portfolio reimburses us at an annual rate of 0.10% for certain services we provide; the transfer agent and distributor for the four Fidelity VIP Funds reimburse us at an annual rate of 0.10% for certain services we provide; and the investment adviser for the T. Rowe Price Blue Chip Growth Portfolio reimburses us at an annual rate of 0.15% for administrative services we provide, or at an annual rate of 0.25% if the aggregate dollar value of the shares of that fund held in Mutual of America separate accounts exceed $250,000,000 at all times during a month. Mutual of America will apply the amount of the T. Rowe Price reimbursement to reduce Separate Account fees for the contract assets that are invested in the T. Rowe Price Blue Chip Growth Portfolio after we are notified of, and receive, the reimbursement. The effect of the reimbursements on all Contracts is more specifically discussed under “Charges You or Your Employer Will Pay” and “Charges under the Contracts.”

(5)	Expense Risk Fee, Administrative Charges and Distribution Expense Charge may not exceed 2.00% in the aggregate.

III.	Underlying Fund Expenses. The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time that you are a Participant. (Underlying Fund expenses may vary from year to year.) These are based on the actual charges incurred by the Underlying Funds during 2013 before any expense reimbursement. You should refer to the summary prospectus of each Underlying Fund for more details concerning the Underlying Fund’s fees and expenses.

	Maximum	Minimum
Total Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets	1.00%	.19%

Example

The Example below is intended to help you compare the cost of being a Participant with the cost of investing in other variable annuity contracts if we were to raise our current fees and expenses to the maximum amounts. These costs include Participant transaction expenses, Contract fees, Separate Account annual expenses and Underlying Fund fees and expenses. The Example assumes that you invest $10,000 under a Contract for the time periods indicated and that your investment has a 5% annual rate of return each year.

We do not impose a surrender charge when you make a withdrawal of Account Value. As a result, the expenses would be the same whether or not you surrender the Account Value, or apply the Account Value for the purchase of an annuity (annuitize), at the end of the applicable time period.

Example Based on Maximum Costs.    This example also assumes the maximum fees and expenses of the Underlying Funds during 2013, with the maximum Annual Contract Fee and the maximum Separate Account Annual Expenses shown in the Table of Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
403(b)/401(a)/(k) Maximum(1)	$323	$1,017	$1,782	$4,057

(1)	Assumed Annual Contract Fee of $14.76 per $10,000 of Separate Account value and an average account balance of $16,266.

Accumulation Unit Values for the Separate Account Funds

For information about the Accumulation Unit values of each of the Separate Account Funds over a period of time, you should see Appendix A to this Prospectus. The Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Separate Account Funds. You may obtain a copy of the Separate Account’s most recent annual financial statements by calling us at 1-800-468-3785.

SUMMARY OF INFORMATION IN THIS PROSPECTUS

The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations. This Prospectus describes all of the Contracts, and their material features and benefits, and your rights and obligations under such Contracts.

Contracts We Offer

We offer the Contracts in connection with employer-sponsored plans to assist with retirement and long-term financial planning by both for-profit and not-for-profit employers and their employees. Refer to “Purchasing a Contract and Making Contributions—Purchase of a Contract; Participation.” The types of thrift plans or arrangements for which we will issue a Contract are:

1.	403(b) Thrift Contract (called a Thrift Plan or a 403(b) Thrift Plan).

We issue Contracts to Employers to fund annuity purchase arrangements that meet the requirements of Section 403(b) of the Code. A Contractholder must be a tax-exempt organization under Code Section 501(c)(3) or an eligible public school or college, or an association that represents that type of tax-exempt organization or eligible public school or college or its employees.

Under a 403(b) Thrift Plan Contract, you ordinarily make Contributions through a voluntary salary reduction arrangement, and your Contributions are “pre-tax”. If permitted by your Employer’s Plan, you may also make Designated Roth Contributions. Such Contributions are made “after-tax.” If certain rules under the Code are satisfied, distributions of Designated Roth Contributions and any earnings thereon, will be tax-free. Your Employer may match all or part of these Contributions, under a fixed matching formula (such as a set percentage). You may make additional Contributions that your Employer does not match, subject to limits contained in the Code, or the Plan. An Employer may make non-matched Contributions, and a formula set forth in the Plan will determine how those Contributions are allocated to Participants. Some Plans permit only Employer Contributions. Your Employer’s Plan may require that you be automatically enrolled if you fail to make an affirmative election to opt out of the participation in the Plan by a specified date. In that event, the Employer would provide advance written notice of the automatic enrollment provision, including the date that contributions would commence and the default investment fund to which contributions would be applied.

For federal income tax purposes, you may exclude Contributions, other than Designated Roth Contributions, from gross income within the limits provided under Section 403(b).

2.	401(a) Thrift Plan or 401(k) Profit Sharing Plan.

We issue Contracts to fund annuity benefits under retirement plans that qualify for special federal income tax treatment under Section 401(a) of the Code, including retirement plans that also meet the requirements of Section 401(k) of the Code. A Contractholder typically is an Employer that has adopted a 401(a) Plan, although the Contractholder may be the trustees of the Plan if a Plan provides for a trust.

Depending on the type of Plan, you make Contributions:

•	For 401(a) Plans through a voluntary payroll deduction arrangement with the Employer, where the Contributions are “after-tax” (but not Designated Roth Contributions), meaning you may not deduct or exclude them from your gross income, or

•	For 401(k) Plans through a salary reduction agreement with the Employer, where the Contributions are “pre-tax”, meaning you may exclude them from your gross income within the limits of Code Section 401(k).

•	For 401(k) Plans, if permitted by your Employer’s Plan, you may also make Designated Roth Contributions.

The Employer may match all or a portion of your Contributions, under a specific matching Contribution formula (such as a set percentage). You may make additional Contributions that your Employer does not match. An Employer also may specify or annually declare a non-matched amount to be allocated among Participants under a specific formula set forth in the Plan. Your Employer’s Plan may require that you be automatically enrolled if you fail to make an affirmative election, by a specified date, not to participate in the Plan. In that event, the Employer would provide advance written notice of the automatic enrollment provision, including the date that contributions would commence and the default investment fund to which contributions would be applied.

We also issue Contracts to fund defined contribution pension and profit-sharing plans that qualify under Code Section 401(a), and some of these Plans may provide for Employer Contributions only.

Contributions during the Accumulation Period

Your Contributions and your Employer’s Contributions on your behalf may be in the amounts and made at the times a Plan permits or requires. Your Contributions also must be in the amounts and at a frequency the Employer agrees to, based on your payroll period.

Minimum Required.    Your Plan may specify a minimum amount of Contributions.

Limits on Amounts.    The maximum annual Contributions are the amounts permitted under the Code for the type of Plan or arrangements funded by the Contract. Refer to “Purchasing a Contract and Making Contributions—Payment of Contributions” and “Federal Tax Information”.

Investment Alternatives for Your Account Value

You may allocate Contributions among the Investment Alternatives, subject to any restrictions contained in your Employer’s Plan. At any time, you may change your allocation instructions for future Contributions and transfer all or part of your Account Value among the available Investment Alternatives.

The General Account.    We pay interest on the portion of your Account Value allocated to our General Account at a rate of interest determined from time to time by us. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account as the Interest Accumulation Account.

This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. Refer to “Our General Account” for a brief description of the General Account.

The Separate Account.    The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate Contributions or transfer Account Value to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a “variable option”, because you bear the investment risk that your Account Value in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

Underlying Funds

The Separate Account Funds currently invest in thirty-eight Underlying Funds, which have different investment objectives, investment policies and risks. Please refer to “Underlying Funds in which Our Separate Account Invests” for more information about the Underlying Funds’ investment objectives, and to the prospectuses of the Underlying Funds that are distributed with this Prospectus.

Charges under the Contracts

We deduct several charges from the net assets of each Separate Account Fund. Refer to “Charges You or Your Employer Will Pay”. Plans with assets in the Separate Account are eligible for the Tier 2 Reduced Fee ($2 million in assets) or the Tier 1 Reduced Fee ($5 million in assets) as discussed in more detail below and in “Charges You or Your Employer Will Pay”. In addition, all Contracts with assets invested in the American Century VP Capital Appreciation Fund, PIMCO Variable Insurance Trust Real Return Portfolio, Fidelity VIP Funds and the T. Rowe Price Blue Chip Growth Portfolio, without any requirement that they have a minimum amount of assets in the Separate Account, qualify for a reduction in the Annual Separate

Account Expenses equal to the reimbursement we receive from service providers to those funds, as is discussed in more detail below and in “Charges You or Your Employer Will Pay”.

Together, these charges are referred to as the Total Separate Account Annual Expenses. The Total Separate Account Annual Expenses are:

The standard charges, totaling 1.20%, subject to reduction as noted below for assets in the American Century VP Capital Appreciation Fund, PIMCO Variable Insurance Trust Real Return Portfolio, Fidelity VIP Funds and T. Rowe Price Blue Chip Growth Portfolio, include:

•	An administrative expense charge at an annual rate of 0.50%;

•	A charge at an annual rate of 0.50% for expenses related to the distribution of the Contracts; and

•	A charge at an annual rate of 0.20% for assuming certain expense risks under the Contracts.

The administrative expense charge and the distribution expense charge are reduced by reimbursements from certain fund advisers. See “Charges You or Your Employer Will Pay”.

Tier 1 Reduced Fees.    The standard Annual Separate Account Expense is 1.20% and the Tier 1 Reduced Fee is 0.50% for Plans remitting Contributions and using Hotline Plus, an online benefits administration system that allows employers to log on to a secure website to perform many administrative tasks (See “Definitions we use in this Prospectus” for a definition of Hotline Plus), and the Plan has assets in the Separate Account of at least $5 million. For more important details about eligibility for Tier 1 Reduced Fees, loss of eligibility for Tier 1 Reduced Fees and the effect of the Tier 1 Reduced Fees on fees for assets invested in the American Century VP Capital Appreciation Fund, PIMCO Variable Insurance Trust Real Return Portfolio, Fidelity VIP Funds and T. Rowe Price Blue Chip Growth Portfolio, see Charges You or Your Employer Will Pay.

Tier 2 Reduced Fees.    The standard Annual Separate Account Expense is 1.20%, and the Tier 2 Reduced Fee is 0.60% for Plans remitting Contributions and using Hotline Plus and the Plan has assets in the Separate Account of at least $2 million. For more important details about eligibility for Tier 2 Reduced Fees, loss of eligibility for Tier 2 Reduced Fees and the effect of the Tier 2 Reduced Fees on fees for assets invested in the American Century VP Capital Appreciation Fund, PIMCO Variable Insurance Trust Real Return Portfolio, Fidelity VIP Funds and T. Rowe Price Blue Chip Growth Portfolio, see Charges You or Your Employer Will Pay.

Aggregation Rule.    Any entity affiliated with an Employer that is participating in the Employer’s Plan, will be eligible for the Tier 1 Reduced Fees or Tier 2 Reduced Fees provided that the aggregated Separate Account assets of the Employer and the affiliated entities in the Employer’s Plan meet the eligibility criteria for the Tier 1 Reduced Fees or Tier 2 Reduced Fees and the Employer’s Plan is remitting premiums using Hotline Plus.

Annual Contract Fees.    Unless you have consented to use eDocuments, a feature that offers Participants a way to electronically receive communications and reports (see “Definitions we use in this Prospectus” for a definition of eDocuments), we also deduct from your Account Value an Annual Contract Fee on a monthly basis. The monthly charge is $2.00 if you have an Account Value of $2,400 or more during the month, or 1/12 of 1% of the Account Value if your Account Value is less than $2,400 in any month (which will be less than $2.00). We do not impose the Annual Contract Fee on a monthly basis for any month in which a Plan has 500 or more Participants with Account Values in the Plan under the Contract or has at least $5 million in Contract assets as of the last day of the month and is using our Hotline Plus system. For purposes of meeting the $5 million threshold to qualify for this waiver, certain approved national and affiliated plans are aggregated. We also do not impose the Annual Contract Fee on a monthly basis for any month that your Account Value at the end of the month is less than $300. We also impose the Annual Contract Fee on a monthly basis for Participants who do not elect to use eDocuments or who discontinue using eDocuments, but we do not impose it for Participants meeting the conditions listed in “Charges You or Your Employer Will Pay—Monthly Participant Charges.” Refer to “Charges You or Your Employer Will Pay—Monthly Participant Charges.”

Loan Charges.    If your Employer’s Plan allows participant loans, you may borrow using your Account Value. See Loans. If you are permitted to borrow against your Account Value under your Employer’s Plan and you choose to take a loan from your Account Value, the current loan interest rate for collateralized loans is 3.00%, which represents the difference between the interest charged on a loan and the maximum credited rate for collateral held in the General Account. You may incur charges and fees, in addition to interest at a rate of 3% higher than the interest rate we credit to amounts in the General Account held for a collateralized loan (collateralized loans are non-trusteed loans) or the prime rate +1% for trusteed loans. For a collateralized (non-trusteed) loan there are no origination or other fees. For trusteed loans (uncollateralized loans) there are fees based on the method of repayment, as explained in more detail in your Contract:

•	For payroll deduction loan payments there is a $75 origination fee and a $15 annual fee.

•	For home billing there is a $350 origination fee, and no annual fee.

For collateralized loans, the amount held in the General Account as collateral must equal 120% of the loan amount.

Expenses of the Underlying Funds.    A Separate Account Fund’s value is based on the shares it owns of the Underlying Funds. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the prospectuses of the Underlying Funds for a complete description of their fees and expenses.

Employer Charges

We provide varying levels of Plan-related administrative services to Employers that have adopted 401(k), 401(a) and 403(b) Plans and charge such Employers sponsoring 401(k), 401(a) and 403(b) Plans a monthly fee subject to a waiver, if applicable. The fees charged to Employers for such administrative services will vary based on the service model selected by the Employer. The specific services and all applicable charges will be set forth in notices to Employers.

Transfers and Withdrawals of Account Value

During the Accumulation Period, you may transfer all or a portion of your Account Value among the Investment Alternatives, unless your Plan limits transfers or restricts Contributions to only the General Account. If you have a loan under a Plan secured by all or part of your Account Value, we restrict your transfer or withdrawal from the General Account of the loan collateral security amount. Amounts held in a Designated Roth Account currently cannot serve as collateral for a loan. In certain 401(k) Plans, loans may be made under a trust, which may not be secured by any amounts held under a contract. Refer to “Our Payment of Account Value to You or a Beneficiary—Your Right to Transfer Among Investment Alternatives”.

During the Accumulation Period, you may withdraw all or a portion of your Account Value under the circumstances set forth in the Code and the Plan. You generally may not withdraw your Account Value until you have reached the age of 59 1⁄2 or terminated employment with the Employer. If you are married, you may need the consent of your Eligible Spouse in order to make a withdrawal. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available. Refer to “Our Payment of Account Value to You or a Beneficiary—Your Right to Make Withdrawals, including by Specified Payments”.

Under our Specified Payments Option, if you are eligible to make withdrawals you may instruct us to withdraw a certain amount (at least $100) each month from the Investment Alternatives you name. You must be age 59 1⁄2 or older, or have terminated employment with the plan sponsor after first reaching age 55, to elect this Option.

You may have taxable income upon any withdrawal of your Account Value. You will be taxed at ordinary income tax rates on the amount withdrawn, except for the portion of the withdrawal that is considered to be a return of your after-tax Contributions (if any), or if it is a qualified withdrawal of Designated Roth Amounts. The taxable portion of withdrawals may be subject to a 10% tax penalty, unless you have reached the age of 59 1⁄2, are disabled or in certain other circumstances. Refer to “Federal Tax Information”.

The Code imposes minimum distribution requirements for the Contracts, when you reach a certain age or in some other circumstances. You may be required to make withdrawals of Account Value, or may choose to begin receiving Annuity Payments, to meet the minimum distribution requirements.

How to Make Allocation Changes, Transfers and Withdrawals

In Writing. You must give instructions on our forms to change the allocations among Investment Alternatives for future Contributions, to transfer your Account Value among Investment Alternatives or to make withdrawals from your Account Value. Certain withdrawals require the written consent of the Eligible Spouse. Refer to “Where To Contact Us and Give Us Instructions”.

By Telephone or Internet. You may call us at 1-800-468-3785 or visit our website at www.mutualofamerica.com to obtain information about your Account Value, to change the allocations among Investment Alternatives for future Contributions and to transfer your Account Value among Investment Alternatives. You will be required to use a personal identification number (PIN) or password to access our website, and to provide identifying personal information to provide instructions by telephone. You may not use our toll-free number or website to place orders for the transfer of your Account Value to the Investment Company International Fund, the American Funds Insurance Series New World Fund, or the Vanguard Variable Insurance Fund International Portfolio (“Vanguard International Fund”) (together, these Funds may be referred to as the “International Funds”). Transfers into any of the International Funds can be made only in writing and by United States Postal Service (“U.S.P.S.”) regular mail to our Boca Raton Financial Transaction Processing Center. You may not make withdrawals by telephone or Internet. Refer to “Where to Contact Us and Give Us Instructions”.

Our Home Office, Processing Center and Regional Offices.    Our home office address is 320 Park Avenue, New York, New York 10022-6839. The address for our Withdrawal Processing Center, where certain withdrawals are processed (refer to “Where You Should Direct Requests”) and for our Financial Transaction Processing Center, where you may send requests for allocation changes or transfers among Investment Alternatives and written requests for transfer into any of the International Funds by U.S.P.S. regular mail, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598. You may obtain the address of the Regional Office that provides services for your Contract by calling 1-800-468-3785 or by visiting our website at www.mutualofamerica.com.

Confirmation Statements. We will send you confirmation statements (which may be part of your quarterly statements) for your allocation instruction changes, except when made via our website, and for Contributions by you or by your employer on your behalf, transfers of Account Value and withdrawals of Account Value. You must promptly notify us of any error in a confirmation statement or you will give up your right to have us correct the error. Refer to “Administrative Matters—Confirmation Statements to Participants”.

Death Benefits during the Accumulation Period

If you die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If you have an Eligible Spouse, your Eligible Spouse will generally be the Beneficiary unless the Eligible Spouse has consented in writing to the designation of another Beneficiary.

The amount of the death benefit will be your Account Value (less outstanding loans and interest) as of the date we receive proof of death and all other documentation necessary for us to process the death benefit request. The death benefit will be paid in accordance with the election of the Beneficiary(ies). The Beneficiary will select the form of death benefit, which may be a single sum, a form of annuity or fixed payments. Refer to “Our Payment of Account Value to You or a Beneficiary—Death Benefit during the Accumulation Period” and “Federal Tax Information”.

Annuity Commencement Date and Amount of Monthly Payment

You may select the Annuity Commencement Date, which must be the first of a month. Generally, the Plans require that you must have reached the age of 55 to begin receiving Annuity Payments, unless the Annuity

Payments are to your spouse under a Qualified Joint and Survivor Annuity form when the Participant’s Eligible Spouse is the joint Annuitant and you die when your spouse is under age 55. The Annuity Payments will be fixed at the same amount every month and will be based on your Account Value at the Annuity Commencement Date, the form of annuity you select, the annuity purchase rates in effect for your Contract, and your age. We guarantee that the monthly amount of the Annuity Payments, for the form of annuity selected, will be the better of the guaranteed purchase rate in the Contract or the then-current annuity purchase rate at the time of your Annuity Commencement Date. Refer to “You May Obtain an Annuity with Your Account Value”.

Forms of Annuity Available.    We offer several forms of annuity, some of which have guaranteed minimum time periods for payments. Under some forms, you will be the Annuitant and may name another person as the joint Annuitant. If you die (and the joint Annuitant dies, if the form is a joint and survivor annuity) before the minimum period has ended, the Beneficiary will receive any remaining Annuity Payments due. A life annuity protects you from outliving the time period for receiving monthly payments, because the payments continue for your life.

You may select the annuity form when you designate the Annuity Commencement Date. If you are married, you and your Eligible Spouse will receive a joint and survivor annuity, unless your spouse consents in writing to another form of annuity. Refer to “You May Obtain an Annuity with Your Account Value—Available Forms of Annuity”.

ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT

We are obligated to pay all amounts required on the part of the insurer under the Contracts. We are a mutual life insurance company organized under the laws of the state of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022.

We were incorporated in 1945 as a non-profit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit organizations, not-for-profit organizations, their employees and individuals.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations, their employees and individuals. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2013, we had total assets, on a consolidated basis, of approximately $16.8 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M Best Company, Standard & Poor’s Ratings Services and Fitch Ratings, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

We have no support agreements with, or guarantees from, third parties for the payment of benefits under our Contracts. We are responsible for the payment of all such benefits.

Our Separate Account

We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The SEC does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund. See “Underlying Funds in which our Separate Account Invests,” below.

The assets of the Separate Account are our property. The Separate Account assets attributable to Participants’ Account Values and any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund’s net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Financial Services of the State of New York, and by the insurance regulatory authorities of each state.

Other Variable Annuity Contracts We Issue

In addition to the Contracts described in this Prospectus, we offer other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.

UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds’ investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Value allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and do not offer them for sale to the general public. Mutual of America Investment Corporation sells its shares only to the separate accounts of Mutual of America Life Insurance Company and to American Separate Accounts No. 2 and No. 3.

You will find more detailed information about the Underlying Funds in their current summary prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

Shared and Mixed Fund Arrangements.    Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Underlying Funds

Equity Index Fund of the Investment Company

The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”*). The Fund invests primarily in common stocks that are included in the S&P 500® Index to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500® Index. The Fund attempts to be fully invested at all times.

All America Fund of the Investment Company

The All America Fund seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the “Indexed Assets”) to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500® Index. The Fund invests the remaining approximately 40% of its assets (the “Active Assets”) to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

Small Cap Value Fund of the Investment Company

The Small Cap Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing in value stocks issued by companies with small-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company’s assets, earnings or growth potential. Under normal market conditions at least 85% of the Fund’s total assets are invested in equity securities and at least 80% of the Fund’s total assets are invested in small cap value stocks.

Small Cap Growth Fund of the Investment Company

The Small Cap Growth Fund seeks capital appreciation. The Fund seeks to meet its objective by investing in growth stocks issued by companies with small-sized market capitalizations believed to possess above-average growth potential. Under normal market conditions at least 85% of the Fund’s total assets are invested in equity securities and at least 80% of the Fund’s total assets are invested in small cap growth stocks.

Mid Cap Value Fund of the Investment Company

The Mid Cap Value Fund seeks capital appreciation and, to a lesser extent, current income. The Fund seeks to achieve its objective by investing in value stocks issued by companies with mid-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company’s assets, earnings or growth potential. Under normal market conditions at least 85% of the Fund’s total assets are invested in equity securities and at least 80% of the Fund’s total assets are invested in mid cap value stocks.

Mid-Cap Equity Index Fund of the Investment Company

The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400® Index.* The Fund invests primarily in the 400 common stocks that are included in the

*	“Standard & Poor’s”, “S&P”, “S&P 500” and “S&P MidCap 400®” are trademarks of Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company’s Adviser. Standard & Poor’s does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

S&P MidCap 400® Index to replicate, to the extent practicable, investment results that correspond to the performance of the S&P MidCap 400® Index. The Fund attempts to be fully invested at all times.

Composite Fund of the Investment Company

The Composite Fund seeks to achieve capital appreciation and current income, by investing in a diversified portfolio of common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in investment-grade debt securities and money market instruments.

International Fund of the Investment Company

The International Fund seeks capital appreciation, by investing directly and/or indirectly mainly in stocks of large and mid-cap companies in developed markets countries located outside of the United States and Canada. At present, the Fund expects to invest a substantial portion of its assets in exchange traded funds that reflect, replicate or follow the country weightings of the Morgan Stanley Capital International, Inc. Europe, Australasia, and Far East Index (the “MSCI EAFE Index”**), including iShares, Vanguard exchange traded funds**, or equivalent securities.

Money Market Fund of the Investment Company

The Money Market Fund seeks the realization of current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other agency of the U.S. Government insures or guarantees the Separate Account’s investment in shares of the Money Market Fund. Although the Fund seeks current income and preservation of capital, within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the Separate Account, the Investment Company, its Adviser and distributor are taken into account. It is possible to lose money invested in this fund. The Fund does not maintain a stable net asset value. The Fund’s net asset value will generally rise during the year as the Fund earns income, before dividends are paid. The Fund’s net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of December each year.

Mid-Term Bond Fund of the Investment Company

The Mid-Term Bond Fund seeks current income, with a secondary objective of preservation of capital. The Fund invests primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities with ratings that range from AAA to BBB at the time of purchase. The average maturity of the Fund’s securities will be between three and seven years.

Bond Fund of the Investment Company

The Bond Fund seeks current income with a secondary objective of preservation of capital. The Fund invests primarily in investment grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities with ratings that range from

**	MSCI EAFE Index is a service mark of MSCI. MSCI does not sponsor, issue, sell or promote iShares Funds or other ETFs which are based on the MSCI EAFE Index and MSCI makes no representations regarding the advisability of investing in shares of such Funds. Vanguard ETF Shares are an exchange traded class of shares issued by certain Vanguard mutual funds. The Vanguard Group, Inc. is the investment adviser and does not make any representation regarding the advisability of investing in the International Fund.

AAA to BBB at the time of purchase. The average maturity for the Fund will be longer than the average maturity of the debt securities held by the Mid-Term Bond Fund.

Retirement Income Fund of the Investment Company

The Retirement Income Fund seeks current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Fund invests in other funds of the Investment Company (“IC Funds”) in proportions that are balanced to meet the goal of the Fund, which is to produce current income and preserve the value of the investments of retired individuals. Please refer to the Investment Company prospectus, under the heading “Retirement Funds”, for information about the target allocation.

2010 Retirement Fund of the Investment Company

The 2010 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund’s target. Please refer to the Investment Company prospectus, under the heading “Retirement Funds”, for information about the current target allocation.

2015 Retirement Fund of the Investment Company

The 2015 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund’s target. Please refer to the Investment Company prospectus, under the heading “Retirement Funds”, for information about the current target allocation.

2020 Retirement Fund of the Investment Company

The 2020 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund’s target. Please refer to the Investment Company prospectus, under the heading “Retirement Funds”, for information about the current target allocation.

2025 Retirement Fund of the Investment Company

The 2025 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund’s target. Please refer to the Investment Company prospectus, under the heading “Retirement Funds”, for information about the current target allocation.

2030 Retirement Fund of the Investment Company

The 2030 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund’s target. Please refer to the Investment Company prospectus, under the heading “Retirement Funds”, for information about the current target allocation.

2035 Retirement Fund of the Investment Company

The 2035 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund’s target. Please refer to the Investment Company prospectus, under the heading “Retirement Funds”, for information about the current target allocation.

2040 Retirement Fund of the Investment Company

The 2040 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund’s target. Please refer to the Investment Company prospectus, under the heading “Retirement Funds”, for information about the current target allocation.

2045 Retirement Fund of the Investment Company

The 2045 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund’s target. Please refer to the Investment Company prospectus, under the heading “Retirement Funds”, for information about the current target allocation.

2050 Retirement Fund of the Investment Company

The 2050 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund’s target. Please refer to the Investment Company prospectus, under the heading “Retirement Funds”, for information about the current target allocation.

Conservative Allocation Fund of the Investment Company

The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the

Investment Company. The Fund’s current target allocation is 65% of net assets in fixed income Funds, with 30% in the Bond Fund and 35% in the Mid-Term Bond Fund, and 35% of net assets in equity Funds, with 25% in the Equity Index Fund, 5% in the Mid-Cap Equity Index Fund and 5% in the International Fund.

Moderate Allocation Fund of the Investment Company

The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both equity Funds of the Investment Company and fixed income Funds of the Investment Company. The Fund’s current target allocation is 60% of net assets in equity Funds, with 35% in the Equity Index Fund, 15% in the Mid-Cap Equity Index Fund and 10% in the International Fund, and 40% of net assets in fixed income Funds, with 25% in the Bond Fund and 15% in the Mid-Term Bond Fund.

Aggressive Allocation Fund of the Investment Company

The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund’s current target allocation is 80% of net assets in equity Funds, with 35% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 15% in the International Fund, 5% in the Small Cap Growth Fund and 5% in the Small Cap Value Fund, and 20% of net assets in fixed income Funds, all in the Bond Fund.

Fidelity VIP Equity-Income Portfolio

The Fidelity VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio’s goal is to achieve a yield which exceeds the composite yield on securities comprising the S&P 500® Index. The Portfolio normally invests at least 80% of its assets in equity securities and normally invests assets primarily in income-producing equity securities which tends to lead to investments in large cap “value” stocks. The Portfolio may also invest in other types of equity securities and debt securities, including lower-quality debt securities. The Portfolio may invest in securities of domestic and foreign issuers.

Fidelity VIP Asset Manager Portfolio

The Fidelity Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Portfolio’s Adviser allocates the fund’s assets among the following asset classes, or types of investments within the following investment parameters: 30-70% in stocks (equities), 20-60% in bonds (intermediate- to long-term debt securities) and 0-50% in short-term/money market instruments. The expected neutral mix will consist of 50% in stocks, 40% in bonds and 10% in short-term and money market instruments.

Fidelity VIP Contrafund® Portfolio

The Fidelity VIP Contrafund® Portfolio seeks long-term capital appreciation. The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies whose value its Adviser believes is not fully recognized by the public. The Portfolio may invest in securities of domestic and foreign issuers. The Portfolio may invest in either “growth” stocks or “value” stocks or both.

Fidelity VIP Mid Cap Portfolio

The Fidelity VIP Mid Cap Portfolio seeks long-term growth of capital. The principal investment strategies include: normally investing primarily in common stocks, normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400®”)) potentially investing in companies with smaller or larger market capitalizations, investing in domestic and foreign issuers, investing in either “growth” stocks or “value” stocks or both, using fundamental analysis of each issuer’s financial condition and industry position and market economic conditions to select investments.

Vanguard Variable Insurance Fund Diversified Value Portfolio®

The Vanguard Variable Insurance Fund Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The primary investment strategies include: investing mainly in common stocks of large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the advisor, are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields. Vanguard is a registered trademark of The Vanguard Group.

Vanguard Variable Insurance Fund International Portfolio®

The Vanguard Variable Insurance Fund International Portfolio seeks to provide long-term capital appreciation. The primary investment strategies of the Portfolio include: investing in the stocks of companies located outside the United States. In selecting stocks, the Portfolio’s advisors evaluate foreign markets around the world and choose companies with above-average growth potential. The portfolio uses multiple investment advisors. Vanguard is a registered trademark of The Vanguard Group.

Vanguard Variable Insurance Fund REIT Index Portfolio®

The Vanguard Variable Insurance Fund REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs. The Portfolio employs an indexing investment approach designed to track the performance of the MSCI US REIT Index. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs). The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. Vanguard is a registered trademark of The Vanguard Group.

American Century VP Capital Appreciation Fund

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized and smaller firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities, options and investment grade debt obligations.

American Funds Insurance Series New World Fund

The American Funds Insurance Series New World Fund seeks long-term capital appreciation. The fund invests primarily in common stocks of companies with significant exposure to countries with developing economies and/or markets and that the investment adviser believes have potential of providing capital appreciation. The fund may invest in companies without regard to market capitalization, including companies with small market capitalizations. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds, rated Ba1 or below and BB+ or below, with exposure to these countries. Bonds rated Ba1 or BB+ or below are sometimes referred to as “junk bonds.” The fund primarily invests at least 35% of its assets in equity and debt securities of issuers primarily based in qualified countries that have developing economies and/or markets. The investment adviser uses a system of multiple portfolio counselors in managing the fund’s assets.

Calvert VP SRI Balanced Portfolio

The Calvert VP SRI Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. The Portfolio seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges.

DWS Capital Growth VIP

The DWS Capital Growth VIP seeks to provide long-term growth of capital. The fund normally invests at least 65% of total assets in equities, mainly common stocks of U.S. companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500® Index (generally 500 of the largest companies in the US) or the Russell 1000® Growth Index (generally those stocks among the 1,000 largest US companies that have above-average price-to-earnings ratios).

Oppenheimer Main Street Fund®/VA

The Oppenheimer Main Street Fund®/VA seeks capital appreciation (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund currently mainly invests in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities such as bonds and debentures, but does not currently emphasize these investments.

PIMCO Variable Insurance Trust Real Return Portfolio

The PIMCO Variable Insurance Trust Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests primarily in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. or equivalently rated or of comparable quality. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

T. Rowe Price Blue Chip Growth Portfolio

The T. Rowe Price Blue Chip Growth Portfolio seeks to provide long-term capital growth. Income is a secondary objective. The Fund invests primarily in the common stocks of large and medium-sized blue chip growth companies. These are firms that the Fund views as well established in their industries and have the potential for above-average earnings growth. In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the fund’s management believes will provide an opportunity for substantial appreciation.

Investment Advisers for the Underlying Funds

Mutual of America Investment Corporation:    The Investment Company receives investment advice from Mutual of America Capital Management LLC (the “Adviser”), an indirect wholly-owned subsidiary of Mutual of America.

Fidelity VIP Funds:    The VIP Equity-Income, Asset Manager, Contrafund® and Mid Cap Portfolios receive investment advice from Fidelity Management & Research Company (“FMR”). FMR Co., Inc. (FMRC) serves as a sub-adviser for the funds with day-to-day responsibility for choosing investments for the funds. Other investment advisers assist FMR with foreign investments.

Vanguard VIF Portfolios:    The Diversified Value Portfolio receives advisory services from Barrow, Hanley, Mewhinney & Strauss, LLC. The International Portfolio receives advisory services from Baillie Gifford Overseas Ltd. and M&G Investment Management Limited and Schroder Investment Management North America Inc. The REIT Index Portfolio receives advisory services from The Vanguard Group, Inc.

American Century VP Capital Appreciation Fund:    The Fund receives investment advice from American Century Investment Management, Inc.

American Funds Insurance Series:    The New World Fund receives investment advice from Capital Research and Management Company.

Calvert VP SRI Balanced Portfolio:    The Portfolio receives investment advice from Calvert Investment Management, Inc. (“Calvert”).

DWS Variable Series I:    The DWS Capital Growth VIP receives investment advice from Deutsche Investment Management Americas Inc.

Oppenheimer Main Street Fund®/VA:    The Fund receives investment advice from OFI Global Asset Management, Inc., which has entered into a subadvisory agreement with OppenheimerFunds, Inc.

PIMCO Variable Insurance Trust:    Real Return Portfolio receives investment advice from Pacific Investment Management Company LLC (“PIMCO”).

T. Rowe Price:    Blue Chip Growth Portfolio receives investment advice from T. Rowe Price Associates, Inc. (“T. Rowe Price”).

CHARGES YOU OR YOUR EMPLOYER WILL PAY

Separate Account Charge

The standard Annual Separate Account Expense including the Administrative Charges, Distribution Expense Charge and Expense Risk Charge discussed in more detail below, is 1.20%.

Tier 1 Reduced Fees.    The standard Annual Separate Account Expense is 1.20% and the Tier 1 Reduced Fee is 0.50% for Plans meeting the following criteria: (a) the Plan is remitting Contributions and is using Hotline Plus, an online benefits administration system that allows employers to log on to a secure website to perform many administrative tasks, (See “Definitions we use in this Prospectus” for a definition of Hotline Plus) and (b) the Plan has assets in the Separate Account of at least $5 million, initially or when being reconsidered after losing eligibility. After a Plan becomes eligible for the Tier 1 Reduced Fee, it must maintain assets in the Separate Account of at least $4.8 million as of the last day of a calendar quarter to remain eligible for the Tier 1 Reduced Fee for the following calendar quarter. Loss of eligibility for failure to maintain at least $4.8 million of assets in the Separate Account for the Tier 1 Reduced Fee will occur for any reason; for example, withdrawals from the Plan or the investment performance of the Underlying Funds. Eligibility for the Tier 1 Reduced Fee will be lost irrespective of the amount of a Plan’s assets in the Separate Account, if the Plan at any time stops remitting Contributions or does not use Hotline Plus. Eligibility for the Tier 1 Reduced Fee is determined for new Plans on the date the Plan’s assets are received by the Separate Account and we begin providing administrative services.

Tier 2 Reduced Fees.    The standard Annual Separate Account Expense is 1.20%, and the Tier 2 Reduced Fee is 0.60% for Plans of Employers meeting the following criteria: (a) the Plan is remitting Contributions and is using Hotline Plus and (b) the Plan has assets in the Separate Account of at least $2 million, initially or when being reconsidered after losing eligibility. After a Plan becomes eligible for the Tier 2 Reduced Fee, it must maintain assets in the Separate Account of at least $1.8 million as of the last day of a calendar quarter to remain eligible for the following calendar quarter. Loss of eligibility for failure to maintain at least $1.8 million of assets in the Separate Account for the Tier 2 Reduced Fee will occur for any reason; for example, withdrawals from the Plan or the investment performance of the Underlying Funds. Eligibility for the Tier 2 Reduced Fee will be lost, irrespective of the amount of a Plan’s assets in the Separate Account, if the Plan at any time stops remitting Contributions or does not use Hotline Plus. Eligibility for the Tier 2 Reduced Fee is determined for new Plans on the date the Plan’s assets are received by the Separate Account and we begin providing administrative services.

We may increase or decrease the daily and monthly administrative charges described below, subject to any limitations in the Contract. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed.

Administrative Charges

We perform administrative functions in connection with the Contracts, including receiving and allocating Contributions, making Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses. Plans with assets in the Separate Account are eligible for the Tier 2 Reduced Fee ($2 million in assets) or the Tier 1 Reduced Fee ($5 million in assets) as discussed in more detail above.

•	For each Fund, the charge is at an annual rate of .50% (0.15% if the Tier 1 Reduced Fee is applicable and .20% if the Tier 2 Reduced Fee is applicable), except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses from other sources.

Distribution Expense Charge

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

•	For each Fund, the charge is at an annual rate of .50% (0.15% if the Tier 1 Reduced Fee is applicable and .20% if the Tier 2 Reduced Fee is applicable), except that we reduce the distribution charge to the extent we receive a reimbursement for administrative or distribution expenses from other sources.

Expense Risk Charge

We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts to make Annuity Payments in accordance with annuity tables in the Contracts. We have estimated expenses we expect to incur over the lengthy period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated.

•	For assuming expense risks under the Contracts, on each Valuation Day we make a deduction at an annual rate of 0.20% of the net assets of each Fund. We have the right to increase the expense charge, subject to any limitation in a Plan or Contract.

Separate Account Charge Reduction—Reimbursement from American Century, PIMCO, Fidelity and T. Rowe Price

We currently receive reimbursements for administrative expenses and certain services from the investment advisers to certain of the Underlying Funds. We do not keep any of the reimbursements we receive and we apply all of such reimbursements, to the extent received by us, to reduce the Separate Account Charge applicable to assets invested in those separate account investment alternatives. We currently receive the following reimbursements:

•	the investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of 0.25% for administrative expenses;

•	the investment adviser for the PIMCO Variable Insurance Trust Real Return Portfolio reimburses us at an annual rate of 0.10% for certain services we provide;

•	the transfer agent and distributor for the four Fidelity VIP Funds reimburse us at an annual rate of 0.10% for certain services we provide; and

•	the investment adviser for the T. Rowe Price Blue Chip Growth Portfolio reimburses us at an annual rate of 0.15% for administrative services we provide, or at an annual rate of 0.25% if the aggregate dollar value of the shares of that fund held in Mutual of America separate accounts exceed $250,000,000 at all times during a month. Mutual of America will apply the amount of the T. Rowe Price reimbursement to reduce Separate Account fees for the contract assets that are invested in the T. Rowe Price Blue Chip Growth Portfolio after we are notified of, and receive, the reimbursement.

For each Fund of the Separate Account invested in the American Century, PIMCO, Fidelity or T. Rowe Price investment alternatives, the following reductions in the Separate Account Charge apply:

Standard Separate Account Fees:

•	Standard Charge: 1.20%

•	Charge for assets invested in Fidelity Funds: 1.10%

•	Charge for assets invested in PIMCO Variable Insurance Trust Real Return Portfolio: 1.10%

•	Charge for assets invested in T. Rowe Price Blue Chip Growth Portfolio: 1.05% (or 0.95%, if Mutual of America separate account assets in the Fund exceed $250,000,000 at all times during a month and we have been notified of, and received, the increased reimbursement)

•	Charge for assets invested in American Century VP Capital Appreciation Fund: 0.95%

Assets Qualifying for Tier 1 Reduced Fees:

•	Tier 1 Charge: 0.50%

•	Charge for assets invested in Fidelity Funds: 0.40%

•	Charge for assets invested in PIMCO Variable Insurance Trust Real Return Portfolio: 0.40%

•	Charge for assets invested in T. Rowe Price Blue Chip Growth Portfolio: 0.35% (or 0.25%, if Mutual of America separate account assets in the Fund exceed $250,000,000 at all times during a month and we have been notified of, and received, the increased reimbursement)

•	Charge for assets invested in American Century VP Capital Appreciation Fund: 0.25%

Assets Qualifying for Tier 2 Reduced Fees:

•	Tier 2 Charge: 0.60%

•	Charge for assets invested in Fidelity Funds: 0.50%

•	Charge for assets invested in PIMCO Variable Insurance Trust Real Return Portfolio: 0.50%

•	Charge for assets invested in T. Rowe Price Blue Chip Growth Portfolio: 0.45% (or 0.35%, if Mutual of America separate account assets in the Fund exceed $250,000,000 at all times during a month and we have been notified of, and received, the increased reimbursement)

•	Charge for assets invested in American Century VP Capital Appreciation Fund: 0.35%

Monthly Participant Charge

We make an additional deduction for administrative expenses each month, referred to, on an annual basis, in the Table of Annual Separate Account Expenses as the Annual Contract Fee, from each Participant’s Account Value, unless the Employer has elected to pay this charge on behalf of its Participants. Because we deduct or receive this charge monthly, we refer to the monthly installment as “the Monthly Participant Charge.” The Monthly Participant Charge is currently the lesser of:

•	$2.00 per month, or

•	1/12 of 1% of your Account Value, which will apply if your Account Value at the end of the month is less than $2,400.

Waiver of Monthly Participant Charge.

We do not impose the Monthly Participant Charge for a month if:

•	your Account Value at the end of the month is less than $300,

•	you agree to use eDocuments, a feature that offers Participants a way to electronically receive communications and reports, such as quarterly statements, prospectuses, underlying fund and separate account annual and semi-annual reports (See “Definitions we use in this Prospectus” for a description of eDocuments), as of the last day of the month, for as long as your consent to use eDocuments is in effect, or

•	the Employer is using our Hotline Plus system, an online benefits administration system that allows employers to log on to a secure website to perform many administrative tasks, such as enrolling employees in, or removing employees from, the Plan, making contributions and other functions (See “Definitions we use in this Prospectus” for a definition of Hotline Plus), and on the last day of the month the consolidated assets of an Employer’s TDA, 403(b), 401(k), 401(a) defined contribution, SEP IRA and governmental 457 plans were $5 million or more. If the aggregated assets were less than $5 million, the monthly participant charge will be waived for each Employer with 500 or more Participants with Account Values in the Plan under the Contract on the last day of the month. In addition, certain approved national and affiliated Plans are aggregated for the purpose of meeting the $5 million threshold to qualify for this waiver.

Monthly Participant Charges under Multiple Plans or Contracts that are not Exempt from the Charge

•	If you have more than one of any of the following plans that are not exempt from the Monthly Participant Charge under the exemption described above in Waiver of Monthly Participant Charge (except for 401(a) Profit Sharing Plans and 401(a) Defined Contribution Plans), in any combination, we will only charge you a single Monthly Participant Charge and we will waive it for the other plan or plans which are not otherwise eligible for a waiver of the Monthly Participant Charge (except for 401(a) Profit Sharing Plans and 401(a) Defined Contribution Plans): Group TDA, 403(b), 401(k), or 401(a) Thrift Plans. In this case, we will deduct the single Monthly Participant Charge from the plan that we select, which will typically be the most recent plan paying such charge.

Deduction of Monthly Participant Charge

We deduct the monthly charge from your Account Value allocated to the General Account, if any. If you do not have enough or any Account Value in the General Account, we will deduct the charge from your General Account and then from your Account Value allocated to one or more of the Separate Account Funds, in a prescribed order we have established. (You should refer to the Statement of Additional Information for the prescribed order.) If you have a Designated Roth Account this charge will be pro-rated between your Designated Roth Account(s) and your other accounts.

Employer Charges

Monthly Charge.    We provide varying levels of Plan-related administrative services to Employers that have adopted 401(k), 401(a) and 403(b) Plans and charge such Employers sponsoring 401(k), 401(a) and 403(b) Plans a monthly fee subject to a waiver, if applicable. The fees charged to Employers for such administrative services will vary based on the service model selected by the Employer. The specific services and all applicable charges will be set forth in notices to Employers.

Per Participant Monthly Charge.    We charge an Employer a monthly charge for each active Participant. This charge is paid to us by the Employer and not the Participants. The charge is $4.00 for each of the first 50 Participants; $2.00 for each of the next 50 Participants; $1.00 for each of the next 100 Participants; and no charge for active Participants in excess of 200. We waive this charge monthly for an Employer who elects to use a Participant directed services arrangement under a Contract (for 401(k), 401(a) and 403(b) Plans). We also waive the charge for an Employer for each month in which its total Contract assets exceed $1 million and the Plan is remitting Contributions and is using our Hotline Plus system as of the last day of the month. Certain approved national and affiliated Plans are aggregated for purposes of the $1 million total.

Non-vested Forfeiture Processing Charge.    We impose a charge for processing forfeitures of the non-vested part of the Participant’s Account Value. The charge is equal to the lesser of $50 or the value of the non-vested Account Value. We deduct the charge from the non-vested portion of the Account Value before we process the forfeiture in accordance with the Plan. We limit the number of Participants under a Contract for whom we impose the non-vested forfeiture processing charge to 50 in any calendar year.

Expenses of the Underlying Funds

A Separate Account Fund’s value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

Premium Taxes

We currently do not deduct state and municipal premium taxes from your or your employer’s Contributions. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state and municipal premium taxes, in accordance with the Contracts. State premium taxes vary and currently are up to 3.5%.

Loan Charges

If your Employer’s Plan allows participant loans, you may borrow using your Account Value. See Loans. If you are permitted to borrow against your Account Value under your Employer’s Plan and you choose to take a loan from your Account Value, you may incur charges and fees. The current loan interest rate for collateralized loans is 3.00%, which represents the difference between the interest charged on a loan and the maximum credited rate. You may incur interest at a rate of 3% higher than the interest rate we credit to amounts in the general account held for a collateralized loan or, for trusteed loans, the prime rate +1%. For a collateralized loan there are no origination or other fees. For trusteed loans (uncollateralized loans) there are fees based on the method of repayment, as explained in more detail in your Contract:

•	For payroll deduction loan payments we charge a $75 origination fee and a $15 annual fee.

•	For home billing we charge an origination fee of $350, and no annual fee.

PURCHASING A CONTRACT AND MAKING CONTRIBUTIONS

Customer Identification

We will require information from you or the Contractholder necessary to properly identify owners of Contracts as required by the USA Patriot Act of 2001 and other applicable laws and regulations.

In order to comply with federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Contribution or issue a Contract or effect subsequent transactions, including accepting additional Contributions. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Purchase of a Contract; Participation

403(b) Thrift Contracts.    A 403(b) Thrift Plan Contractholder must be a tax-exempt organization under Section 501(c)(3) of the Code or an eligible public school or college, or an association that represents such a tax-exempt organization or eligible public school or college or its employees. The Contract must fund annuity purchase arrangements that meet the requirements of Section 403(b) of the Code.

401(a) Thrift Contracts and 401(k) Plans.    A 401(a) Thrift Contractholder or a 401(k) plan Contractholder must be an employer, an employee association or a trust for one or more employers, that has adopted a retirement plan qualifying for special federal income tax treatment under Section 401(a) of the Code.

Participation.    Each Plan specifies the eligibility requirements for an employee’s participation, which may include requirements for minimum age or years of service. We or the Plan may require you to execute agreements and applications on prescribed forms, including a salary reduction agreement or payroll deduction agreement with the Employer. The Plan may require that you be automatically enrolled if you fail to make an affirmative election to opt out of participation in the Plan by a specified date. In that event, the Employer (or third party administrator, where applicable) would provide advance written notice with respect to the automatic enrollment provision, including the date that contributions were to commence and the default investment funds to which contributions would be applied in the event that an affirmative election or allocation instructions have not been provided.

Acceptance of Plan Asset Transfers.    A Plan Asset Transfer is a transfer to the Company on behalf of the Plan of assets held for the Plan by another financial institution. In connection with a Plan Asset Transfer, we require that the data transferred on behalf of the Plan by the Plan recordkeeper be in a format acceptable to us. We will effectuate transactions under the Contract when we have received a Complete Order (see “Definitions We Use in this Prospectus” for a definition of Complete Order). For a Plan Asset Transfer that we determine is not a Complete Order, we will seek to obtain the necessary information for the transaction to be a Complete Order so the Plan Asset Transfer can be applied as an allocated Contribution under the Contract.

In order to allocate the proper portion of the Plan Asset Transfer to each individual Participant’s account and invest it under the Contract, we must receive a Complete Order. At the direction of the Employer, a Plan Asset Transfer that is not a Complete Order will be held in a non-interest bearing bank account for a short period of time. When we obtain the necessary information required for the Plan Asset Transfer to constitute a Complete Order, we will transfer the Plan Asset Transfer from the non-interest bearing bank account to the Contract as an allocated Contribution and allocate the appropriate amounts to each individual Participant’s account under the Contract and to the investment alternatives available under the Contract as directed. If we do not obtain the necessary information within a reasonable period of time, not to exceed 45 calendar days, we will return the Plan Asset Transfer assets to the Plan trustee, if any, or otherwise to the financial institution designated by the Employer.

Payment of Contributions

Your Contributions, if permitted by the Plan, are from:

•	salary reduction arrangements (pre-tax) under a 403(b) Thrift Contract or 401(k) Contract, or

•	payroll deductions (after-tax) under a 401(a) Thrift Plan

•	transfers from other contracts but only from a provider specifically identified in a 403(b) Plan. Transfers while you are actively employed from a provider not specified in the Plan are prohibited.

•	Designated Roth Contributions under a 403(b) Thrift Contract or 401(k) Contract, if permitted by your Plan.

In addition to making Contributions by salary reduction or by a single sum transfer from a tax deferred annuity arrangement maintained under Section 403(b)(1) or 403(b)(7) of the Code, you may make Contributions by rollover of eligible distributions from eligible retirement plans if your Employer’s Plan accepts rollover contributions. Rollovers of amounts attributable to Designated Roth Contributions will be maintained in a separate Designated Roth Rollover Account. Amounts that you roll over will not be subject to the limitations on the amount of Contributions from salary reduction permitted during a tax year.

We maintain the following separate account balances to record Contributions and earnings (or losses):

•	Employee Contribution Account

•	Employer Contribution Account

•	Rollover Contribution Account

•	Designated Roth Account

•	Designated Roth Rollover Account

Amounts you roll over to a Contract and any earnings thereon will generally not be subject to restrictions under the Contract applicable to salary reduction Contributions, other than spousal consent restrictions (if applicable). See “Our Payment of Account Value to You or a Beneficiary—Your Right to Make Withdrawals, including by Specified Payments” and “Federal Tax Information—Penalty Taxes for Withdrawals”.

When we issue a Contract to an Employer, the Employer sends Contributions directly to us. If a Plan provides for a trust, we issue a Contract to the Plan trustees and the Employer sends Contributions to the trustees, who then send us trust assets (the amount of the Contributions). An Employer (or trustees) sends to us Contributions on behalf of Participants, as follows.

•	The Employer must remit to us (or to trustees of the Plan, if any) your Contributions as soon as administratively feasible but no later than 15 days after the end of the month in which the Employer collected the Contributions by salary reduction or payroll deduction.

•	An Employer (or trustees) may remit to us on your behalf an amount, in a single sum, that arises from a transfer from any Plan the Employer maintains, as long as the transfer is permitted by applicable law and the Contract.

•	Remittances to us of the Employer’s Contributions (if any) generally must be made as required by the Plan and permitted by the Code. An Employer’s Contributions on your behalf may be subject to a vesting schedule specified in the Plan. An Employer’s Contributions, if made, are either:

•	“matching”, with the Employer contributing a fixed percentage, such as 25%, 50% or 100%, of all or a portion of your Contribution (up to a specified amount), or

•	“nonmatching”, in an amount the Employer determines, as limited by the Plan and the Code.

We will only accept Contributions for you for time prior to your termination of participation under a Contract or prior to the discontinuance of the Contract. See “Discontinuance of a Contract” below.

Minimum.    A Plan may specify a minimum amount of Contributions.

Limits on Contributions

Federal tax law limits Participants’ and Employers’ Contributions. If you or your Employer makes any Contributions in excess of the permitted amounts, then

•	you or your Employer may be subject to tax penalties

•	the excess may be treated as a forfeiture, and/or

•	the Plan may have to correct the overpayment by distributing the excess Contribution, resulting in taxable income to you. See “Federal Tax Information”.

Limits for 403(b) Thrift Plans.    Except for a limited catch-up provision, the maximum amount that a Participant may contribute generally is $17,500 for 2014 (indexed for inflation in later years). If the Employer’s Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $5,500 for 2014 (indexed for inflation in later years). These limits on voluntary, Participant Contributions (or “elective deferrals”) include any amounts you designated as Designated Roth Contributions and are reduced by any other elective deferrals you make for the year to other employer retirement plans, including those of a different employer.

The total of your Contributions and the Employer’s Contributions on your behalf for a year cannot exceed the lesser of: (a) $52,000 for 2014 (indexed for inflation in later years), or (b) 100% of your compensation (before salary reduction contributions). Generally, if the Employer makes matching contributions, additional limits apply to those matching contributions as well.

You should refer to “Federal Tax Information—Exclusion of Contributions from Gross Income—403(b) Thrift Plan Contracts” in this Prospectus for a more detailed discussion of applicable federal tax law limits.

Limits for Thrift Plans under 401(a) and 401(k) Plans.    Your and your Employer’s total annual contributions to all qualified defined contribution plans of that Employer generally are limited to the lesser of $52,000 for 2014 (indexed for inflation in later years), or 100% of your annual compensation. If the Employer makes matching contributions, additional limits apply to those matching contributions as well. For Plans subject to Code Section 401(k), your Contributions are limited to $17,500 for 2014 (indexed for inflation in later years). If the Employer’s Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $5,500 for 2014 (indexed for inflation in later years). Additional limits may apply to your Contributions (other than to the additional Contribution permitted for those age 50 or older) based on the Contributions of all participating employees. These limits include any amounts you designate as Designated Roth Contributions and in addition, may be reduced by Contributions you make to other employer retirement plans.

For a Plan that is intended to meet the requirements as a SIMPLE 401(k) Plan, the limit for your Contributions is $12,000 for 2014 per year (indexed for inflation in later years), and the Employer is required to make Contributions at specified rates. This limit includes amounts you designate as Designated Roth Contributions. If the Employer’s Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $2,500 for 2014 (indexed for inflation in later years).

“Catch-up” Contributions.    The regulations require that, if both the special “catch-up” contribution for employees with 15 or more years of service with certain employers, generally church Plans, and the “catch-up” contribution for participants age 50 or older, are both available to the same Participant for the same calendar year, then the special “15-year catch-up” contribution must be used first, before the “age-50 catch-up” contribution can be used.

Allocation of Contributions

You may allocate Contributions among the Investment Alternatives, subject to any restrictions contained in your Employer’s Plan.

We will allocate a Contribution when we receive a Complete Order (See “Definitions We Use in this Prospectus” for a definition of Complete Order) from you or your Employer according to the instructions sent with the Contribution, or if no instructions are sent, on the basis of your allocation election currently on our records.

You may change the allocation instructions for future Contributions at any time. You should periodically review your allocations in light of market conditions and your financial and retirement plans.

If we have not received your allocation election, your Contributions and those of your Employer on your behalf, if any, will be allocated to the default Investment Alternatives specified in your Employer’s Plan, if any. You may at any time, in accordance with the Plan, make an allocation for future Contributions and/or transfer amounts from the default Investment Alternative to any other Investment Alternative available under your Contract. Your specific allocation election will take precedence over the default Investment Alternative, but only for future Contributions. If you want to transfer funds previously allocated to the default Investment Alternative, you must make a transfer election.

Default Investment Alternatives are chosen at the plan level by plan sponsors as permitted by Department of Labor regulations (See 29 CFR 2550.404c-5). As required by the Department of Labor regulations when a Default Investment Alternative is chosen by a plan sponsor, participants are informed of their plan’s Default Investment Alternative by the plan sponsor in the summary plan description and various enrollment documents that are provided at or prior to the time a participant enrolls in the plan and periodically thereafter. Department of Labor regulations allow a plan to have more than one Default Investment Alternative. In that case, the summary plan description and enrollment documents will both identify each Default Investment Alternative, and describe the methodology in place for allocating amounts among the Default Investment Alternatives. You should carefully review your employer’s Plan documents to be familiar with the Default Investment Alternatives to which your assets will be allocated if you do not provide specific allocation instructions.

YOUR ACCOUNT VALUE IN THE SEPARATE ACCOUNT FUNDS

Accumulation Units in Separate Account Funds

We use Accumulation Units to represent Account Values in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Value in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Value. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund’s investment experience, in the manner described below.

Calculation of Accumulation Unit Values

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

•	changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

•	Separate Account charges under the Contracts, with the annual rates calculated as a daily charge. (See “Charges You or Your Employer Will Pay”.)

Refer to “Appendix A: Unit Value Information for the Separate Account Funds” in this Prospectus to review changes in Accumulation Unit values for each Fund over a period of time.

Accumulation Unit Values for Transactions

When you allocate Contributions to a Separate Account Fund or transfer Account Value to a Fund, we credit Accumulation Units to your Account Value. When you withdraw or transfer Account Value from a Separate Account Fund, we cancel Accumulation Units from your Account Value.

When you are a participant in a plan that becomes eligible for the Reduced Fee, we cancel, on the date the plan becomes eligible, Accumulation Units with a total value equal to your Account Value in each Separate Account Fund, and credit your Account Value with Accumulation Units based on the Reduced Fee (“Reduced Fee Accumulation Units”) that have the same total value as the Accumulation Units that were canceled. Similarly, if your plan ceases to be eligible for the Reduced Fee, we would, on the date that plan becomes ineligible, cancel the Reduced Fee Accumulation Units and credit your Account Value with Accumulation Units based on the regular fees that have that same total value.

The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the deposit or a valid request in Complete Order. As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day in the Valuation Period during which we receive a Complete Order (generally the close of the New York Stock Exchange on that day). If the request is a Complete Order, the amount available for withdrawal is the Account Value at the end of the Valuation Day that we receive (and approve, where required) the Complete Order. Deposits or Requests are deemed to be received by us if received prior to close of the New York Stock Exchange on a day that the New York Stock Exchange is open for trading, or on the next day the New York Stock Exchange is open for trading if they arrive on a day that the New York Stock Exchange is officially closed or following the close of the New York Stock Exchange on a day when it is open.

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value of the Fund for that Valuation Period.

Your Right to Transfer Among Investment Alternatives

Subject to certain restrictions (see “Frequent Purchases and Redemptions,” below), You may transfer Account Value among Funds of the Separate Account, and between the Separate Account and the General Account, unless your Plan limits transfers. There are no tax consequences to you for transfers among Investment Alternatives.

Your request for a transfer will not be binding on us and cannot be effectuated until we receive a Complete Order (see “Definitions We Use in this Prospectus” for a definition of Complete Order) from you. Please note our policy on frequent purchases and redemptions under “Frequent Purchases and Redemptions of Fund Shares.”

OUR PAYMENT OF ACCOUNT VALUE TO YOU OR A BENEFICIARY

Your Right to Make Withdrawals, including by Specified Payments

Your right to withdraw your vested Account Value is restricted by federal tax law and the provisions of the applicable Plan. If you have the right to make withdrawals, you may withdraw all or a portion of your vested Account Value. If you are married, your Eligible Spouse usually must consent to any withdrawals. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer funds to your bank account where available.

Your Right to Make Transfers

If your employer’s Plan permits transfers to other contracts, you may transfer your Account Value but only to a provider specifically identified in the Plan. Transfers while you are actively employed to any provider not specified in the Plan are prohibited.

403(b) Thrift Plans and 401(k) Plans.    If you are under age 59 1⁄2, federal tax law provisions prohibit you from withdrawing the portion of your Account Value that is attributable to your own salary reduction Contributions and the earnings on those Contributions, except in certain circumstances, such as death, disability or termination of your employment. If you are under age 59 1⁄2 and meet certain conditions under the Code, you may be able to withdraw Contributions, but not the earnings on them, if you incur a financial hardship. For 403(b) Thrift Plans, these federal tax law restrictions on withdrawals do not apply to any of your Contributions made before 1989 and earnings on your Contributions credited before 1989.

An Employer’s Plan may impose restrictions on your ability to withdraw your Contributions or the Employer’s Contributions, or both, which are in addition to the federal tax law restrictions. For example, a Plan may prohibit you from making any withdrawals until you terminate employment, or until you have reached age 59 1⁄2 or completed 5 years of participation in the Plan. If an Employer’s Plan permits you to withdraw the Employer’s Contributions before you terminate employment, you may not withdraw any of the Employer’s Contributions and earnings thereon that are not fully vested to you.

401(a) Plans and Contracts.    Federal tax law provisions permit you to withdraw your vested Account Value if your Employer’s Plan is a profit-sharing plan and does not permit you to make before-tax Contributions. The withdrawal rules for other 401(a) Thrift Plans are generally the same as the 401(k) rules described above (except that there are no salary reduction Contributions). If your Employer’s Plan is a defined contribution pension Plan (not a profit-sharing plan), then you may not withdraw your vested Account Value until you terminate employment with the Employer, subject to the provisions of the Plan.

An Employer’s Plan may impose restrictions on withdrawals, such as prohibiting you from making any withdrawals until you terminate employment, or until you have reached age 59 1⁄2 or completed 5 years of participation in the Plan. If an Employer’s Plan permits you to withdraw the Employer’s Contributions before you terminate employment, you may not withdraw any of the Employer’s Contributions and earnings thereon that are not fully vested to you.

Single Sum Payment upon Termination of Employment.    Your Plan may provide that, if your vested Account Value is $1,000 or less (or a higher amount as may be permitted under provisions of the Plan and applicable laws) when you terminate employment with the Employer, we will pay your vested Account Value to you in a single sum payment.

Specified Payments Option.    If you have reached the age of 59 1⁄2 or you have terminated employment with your Employer and reached age 55 and you are permitted to make withdrawals under the Plan, you may elect to make partial withdrawals of your Account Value by telling us a set amount to be withdrawn each month, under our Specified Payments Option. You must specify an amount, which may not be less than $100, and must tell us the Investment Alternatives from which the withdrawals should be taken.

When you are receiving Specified Payments, you and your Employer may continue to make Contributions on your behalf. You also may transfer your Account Value among Investment Alternatives and make other withdrawals when receiving Specified Payments.

Specified Payments will continue until the earliest of:

•	your death;

•	our receipt of your written request to change or end the Specified Payments;

•	a decline in your Account Value (or your balance in any Investment Alternative designated for withdrawals) so that the remaining balance is not large enough to cover the next Specified Payment due; or

•	your Annuity Commencement Date.

If you are subject to the minimum distribution rules under the Code, you should ensure that the Specified Payments for the year equal or exceed your minimum required annual distribution. See “Federal Tax Information—Minimum Required Distributions.”

Income Tax Consequences.    You should consider the possible federal income tax consequences of any withdrawal, including withdrawals under the Specified Payments Option. You are taxed at ordinary income tax rates on the portion of the withdrawal that is taxable. A Thrift Plan Participant will not be taxed on the amount of any Contributions made with “after-tax” dollars, but there are special rules under the Code for determining whether a withdrawal, or portion of a withdrawal, will be considered a return to you of after-tax Contributions. Qualified distributions from a Designated Roth Account are not taxable (See “Federal Tax Information”).

Penalty Tax on Taxable Amount.    There is a 10% federal penalty tax on the taxable amount of your withdrawals, unless you have reached the age of 59 1⁄2, are disabled or have died, have opted out of participation in a Plan that provides for automatic enrollment within 90 days of your first automatic deferral, or the distributions are Annuity Payments beginning after you terminate employment over your life (or life expectancy) or over the joint lives (or joint life expectancies) of you and the Beneficiary, or in certain other circumstances.

How to Tell Us an Amount to Transfer or Withdraw

To tell us the amount of your Account Value to transfer or withdraw, you must specify to us:

•	the dollar amount to be taken from each Investment Alternative, or

•	for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

•	the percentage of your Account Value in a particular Investment Alternative to be transferred or withdrawn.

In some cases, certain withdrawals under 403(b) Plans may require the approval of the Employer or third party administrator, if applicable. In most cases, if you are making a withdrawal and have a Designated Roth Account, you must specify whether to take the withdrawal from your Designated Roth Account or Employee Contribution Account. If you have a Rollover Account or a Designated Roth Rollover Account, amounts will be taken from the respective rollover account first. However, for corrective distributions of Contributions that exceed applicable contribution limits, withdrawals will be made from your Employee Contribution Account first, then your Roth Contribution Account, and will not be made from any of your rollover accounts.

For transfers, you must specify the Investment Alternative(s) to which you are moving the transferred amount. You must also specify the accounts to which transfers apply. Your request for a transfer or withdrawal is not binding on us and cannot be effectuated until we receive all information necessary to process your request and, in the case of the International Funds, by U.S.P.S. regular mail to our Financial Transaction Processing Center.

Note our policy on frequent purchases and redemptions under “Frequent Purchases and Redemptions”.

Loans

If your Employer’s Plan allows participant loans, you have the right to borrow using your Account Value as collateral security for the loan or, if your Employer’s Plan provides for loans to be made using a trust, you will withdraw the loan amount from your Account Value. Loans may not be taken from or secured by amounts held in a Designated Roth Account. The amount of the loan permitted is governed by Section 72(p) of the Code and the Contract terms.

A “trusteed loan” is a loan made through the trustee of the Plan. A “non-trusteed loan” is a loan made directly to a participant. Non-trusteed loans require collateral, and may be referred to as “collateralized.” Collateralized loans are loans for which security in the amount of 120% of the loan amount is required to be transferred into the General Account and held against repayment of the loan. Trusteed loans are uncollateralized (and may be referred to as “uncollateralized”) and the loan amount is withdrawn from the Account Value and is paid to the participant directly.

For trusteed loans, the application for the loan is generally submitted to a trustee or trustees appointed by your employer, who are responsible for the approval, administration and collection of loans to Participants in the employer’s Plan.

For non-trusteed loans, you are required to transfer an amount equal to 120% of the loan from the Separate Account to the General Account unless you already have allocated the necessary amount of your Account Value to the General Account to serve as collateral security for repayment of the loan. You must instruct us from which Investment Alternatives the transfer of collateral security, or the withdrawal for a trusteed loan, is to be made. We will not permit you to make withdrawals or transfers of the collateral amount while the loan is outstanding. There are no tax consequences to you from obtaining a loan, unless you do not make repayments when they are due. For a non-trusteed loan, you can only borrow to the extent that you have allocated a sum equal to 120% of the loan amount to the General Account. If you do not have 120% of the loan amount (in addition to sums already serving as collateral for other loans) in the General Account and do not allocate additional amounts to the General Account from your Account Value allocated to other investment alternatives to achieve such 120%, you cannot borrow that loan amount. We do not transfer amounts to the General Account for purposes of satisfying the collateral requirement on your behalf unless we are instructed by you to transfer from other investment alternatives to the General Account.

The interest rate for a non-trusteed loan is 3% higher than the General Account interest rate credited to amounts held in the General Account as collateral security. For non-trusteed loans, you will pay interest on the loan, but the amount we hold in the General Account as collateral for your loan will accrue interest. The amount held in the General Account as collateral for a loan that is a non-trusteed loan may earn interest at a rate different and lower than the rates earned by other amounts in the General Account and the interest it earns may be lower than the returns of some or all of the Separate Account Investment Alternatives. The interest rate for a trusteed loan is the Prime Rate +1%, which you pay to your Account. In such case we do not receive any portion of the interest paid.

Payments of principal and interest that are not made by payroll deduction are due at least quarterly. The due dates for payments of principal and interest made by payroll deduction will be based on your employer’s payroll frequency.

For loans where a trustee has been appointed, we charge an origination fee of $75 for loans repaid by payroll deduction and an annual fee of $15 per year, and $350 for loans paid through Home Billing, collected at the time the loan was originated and deducted from the loan proceeds.

All Plans require authorization by the Employer or third party administrator, as applicable, for Participant loans.

Death Benefit During the Accumulation Period

We will pay a death benefit to your designated Beneficiary if you die during the Accumulation Period. If you are married, your Eligible Spouse must be the Beneficiary unless you designated a different Beneficiary with the written consent of your Eligible Spouse.

We will pay the death benefit after we have received the following at our Home Office:

•	due proof of your death;

•	notification of election by the Beneficiary(ies) of the form in which we are to pay the death benefit; and

•	all other information and documentation necessary for us to process the death benefit request.

The amount of the death benefit will be your Account Value, less outstanding loans, and interest as of the date on which we receive the items listed above. Until then, your Account Value will remain allocated as it was on the date of death.

Form of Death Benefit Payment.    The Beneficiary will elect the form of death benefit. Payment options include a single sum payment, annuity payments or installment payments, depending on the provisions of the Contract and the Plan. The Code imposes special requirements on the payment of a death benefit and specifies the time period in which we must pay it. We will pay the death benefit in a single sum if a Beneficiary does not select an option by the date the Code requires a payout to be made.

In addition, Participants must begin taking minimum distributions after they reach a certain age (called the Required Beginning Date or Required Distribution Date), and certain requirements depend on whether you had reached that age at the time of death. Beneficiaries should consult their tax advisers for any additional rules that may apply in their particular circumstances. See “Federal Tax Information—Minimum Required Distributions”.

In general, any method of distribution that a Beneficiary selects must comply with one of the following.

(a) Five Year Rule.    The general rule is that we must pay the entire death benefit to the Beneficiary by December 31 of the calendar year that is five calendar years after the Participant’s death, unless we pay the benefit under (b), (c), (d) or (e) below.

(b) Life Annuity Rule.    If a Beneficiary selects an annuity, the entire death benefit must generally be distributed to the Beneficiary in the form of Annuity Payments that begin within one year of the Participant’s death and are payable over a period of time that is not more than the Beneficiary’s life or life expectancy, whichever is longer.

(c) Commencement of Minimum Distributions.    If a Participant dies after reaching the Required Beginning Date, the method of distribution the Beneficiary selects may not be slower than the method of distribution that was in effect before the Participant died.

(d) Alternative Method of Distribution.    If a Beneficiary withdraws the required distribution from another plan of the same type in accordance with applicable IRS regulations, if permitted by the Plan, the Beneficiary will not be required to receive a distribution from a 403(b) Thrift Plan under (a), (b) or (c) above.

(e) Beneficiary is the Eligible Spouse.    Special rules apply if the only Beneficiary is your surviving Eligible Spouse. The rules apply for both the five year rule in (a) and the life annuity rule in (b) above. A Beneficiary who is your Eligible Spouse may use your Required Beginning Date for determining when minimum distributions must begin. As a consequence, the Beneficiary does not have to begin receiving benefits until the April 1 following the calendar year in which you would have reached age 70  1⁄2 if still alive.

Discontinuance of a Contract

A Contractholder, at its discretion, may discontinue a Contract as of the first of a month that is at least 30 days after we receive notice of the discontinuance. We may discontinue a Contract upon at least 31 days’ notice to the Contractholder, during which time the Contractholder may cure any remediable defaults, if (1) the Contractholder fails to remit payment of the Contractholder’s administrative charges within 31 days after payment is due; (2) the Contractholder fails to meet the requirements of the Contract or abide by the terms of the Contract; (3) the class of group annuity contracts to which the Contract belongs is discontinued by the Company; or (4) the Contractholder elects not to use Hotline Plus. For Contracts issued to 401(A) and 401(k) plans, we may also discontinue the Contract if a modification to the Contract is necessary in order to comply with Federal or State requirements, including ERISA, and the Contract Holder refuses to accept a modification of the Contract or a substantially similar contract offered by the Company that incorporates such modification. Additionally, the Company may discontinue the Contract without notification to the Contractholder if mail addressed to the Contractholder at the last address on record with the Company has been returned as undeliverable and the Contractholder has not provided the Company with a new address within 60 days of the date such mail is returned.

Impact of Discontinuance of a Contract.    Our discontinuance of a Contract will be effective as of a date we specify in writing that provides the Contractholder with at least 31 days’ advance notice in which to cure any remediable defaults, except that no such notice is required if mail to the Contractholder is returned as undeliverable.

Discontinuance of a Contract does not relieve the Contractholder of its obligations under the Contract or the Plan, and amounts accumulated for Participants will remain under the Contract. Upon discontinuance:

•	the Contractholder may not make any further Contributions,

•	all administrative services to the Contractholder shall terminate,

•	If requested by a Contractholder we may transfer to another insurance company or for 401(a) Thrift contracts, to a trustee of a trust established under the applicable Plan, or, for 403(b) Thrift Plans, to another financial institution that issues 403(b) Thrift Plan annuities or other permissible funding products, all amounts accumulated under the Contract in accordance with the discontinuance rules as described above. A transfer will require the consent of Participants in connection with 403(b) Thrift Plans, except that such consent is not required for Contracts issued to fund 403(b) Thrift Plans after January 1, 2009. Participant consent will not be required for existing Contractholders under Contracts issued prior to January 1, 2009 that request and accept a rider to their Contracts permitting transfers without the consent of Participants upon discontinuance, if they meet our requirements, which may involve providing documents we request of all Contractholders with such rider. The transfer to another insurance company or financial institution will be made no later than 30 days (or later date requested by the Contractholder) after we have received a written request from the Contractholder for the transfer, provided we have been furnished with all information necessary to effect the transfer. A Plan may be terminated upon the distribution of all assets under the Plan. Existing Contractholders that have not been issued this rider may request the addition of such rider permitting transfers without the consent of participants and termination of the relevant Plan, if they meet our requirements, and

•	If provided by your contract, under a Plan to terminate the Plan the Contractholder may, subject to the terms of the Plan and the requirements of the Code, instruct us to distribute your account value to you in a lump sum or purchase paid-up annuity benefits for you. We will withdraw your Account Value and pay you the lump sum or purchase the paid-up annuity benefits within 30 days of the Valuation Day upon which we calculate your Account Value following such instructions.

Following a discontinuance for any of the reasons specified above, with regard to amounts that have not been withdrawn, each Participant whose assets have not been withdrawn can change allocations, make transfers and make full or partial withdrawals, but is not permitted to add assets.

Notice of Amendment and Option to Discontinue.    We will provide Contractholders with a written notice and an explanation concerning substantive amendments of the Contracts, including any amendments necessary to comply with federal or state law requirements, at least 60 days before the effective date of the amendment. A Contractholder may discontinue its Contract if it does not want to accept the amendments; however, any funds under a discontinued Contract that are not withdrawn remain subject to the Contract, as amended. See “Impact of Discontinuance of a Contract” for more information.

When We May Postpone Payments

We will pay any amounts due from the Separate Account for a withdrawal (including a Specified Payments Option withdrawal), death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

•	The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the S.E.C.; or

•	The S.E.C. by order permits postponement for the protection of Participants; or

•	An emergency exists, as determined by the S.E.C., as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

YOU MAY OBTAIN AN ANNUITY WITH YOUR ACCOUNT VALUE

Amount of Annuity Payments

If your Employer has selected Mutual of America as the annuity provider for annuity benefit distributions, at your Annuity Commencement Date, we will apply your Account Value to provide a stream of monthly Annuity Payments (an annuity) from us to you (the Annuitant). Once Annuity Payments have begun, you may no longer make Contributions, transfers or withdrawals under the Contract and your Employer may no longer make Contributions on your behalf. If your Plan permits, and subject to its provisions, you may elect to receive your Account Value by making partial or full withdrawals, including withdrawals under our Specified Payments option, instead of receiving Annuity Payments.

We will fix the amount of each Annuity Payment and guarantee the payments, according to the form of annuity you select. The amount of the Annuity Payments depends on the age of the Annuitant(s), the annuity form you choose, the applicable annuity purchase rates and your Account Value.

We guarantee that the purchase rates we use to determine the amount of Annuity Payments will be the better of the guaranteed rates in the Contract or our then current annuity purchase rates.

We will issue for delivery to you an individual certificate setting forth the amount and terms of payment of your annuity benefits. We will send Annuity Payments directly to you at your last known address, as filed with us.

Annuity Commencement Date

You must notify us in writing of the Annuity Commencement Date in advance, according to our procedures. Unless federal or state law or the Plan requires otherwise, you may elect an Annuity Commencement Date that is your:

•	Normal Retirement Date (generally, when you reach age 65); or

•	Early Retirement Date (up to 10 years before your Normal Retirement Date); or

•	Late Retirement Date (any time after your Normal Retirement Date), but not later than the April 1 following your attainment of age 70 1⁄2, if you are no longer actively at work.

Available Forms of Annuity

If you have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a Joint and 66 2⁄3% Survivor Annuity with Ten Years Certain, with your Eligible Spouse as joint Annuitant as described below, unless you, no more than 180 days (or other period depending on the provisions of the Plan) before the Annuity Commencement Date, select in writing one of the other annuity forms listed below and your spouse consents in writing to the form selected. If you do not have an Eligible Spouse on the Annuity Commencement Date, you will receive Annuity Payments in the form of a Non-Refund Life Annuity, as described below, unless before the Annuity Commencement Date, you select in writing a different annuity form.

You may select a form of annuity (subject to the availability of such annuity under your Employer’s Plan), examples of which are described below, and in each case you will be the Annuitant.

Life Annuity with Ten Years Period Certain.    This annuity form provides for monthly Annuity Payments to you during your lifetime, but if you die before the end of the ten year period, your Beneficiary will receive the monthly Annuity Payments until the end of the ten year period. If the Beneficiary dies while receiving payments before the end of the period, we will pay the commuted value of the remaining Annuity Payments to the payee named by the Beneficiary.

Joint and 66 2⁄3% Survivor Life Annuity with Ten Year Period Certain.    This annuity form provides a monthly Annuity Payment during your lifetime and 66 2⁄3% of that monthly Annuity Payment to the joint

Annuitant after your death if the joint annuitant survives you. If both you and the joint Annuitant die before the end of the ten year period, payments continue to the Beneficiary in the amount last paid until the end of the ten years (the certain period). If the Beneficiary dies while receiving payments before the end of the period, we will pay the commuted value of the remaining Annuity Payments to the payee named by the Beneficiary. If a person you have named as your joint Annuitant dies prior to the Annuity Commencement Date, your election of this annuity form is cancelled automatically.

Full Cash Refund Annuity.    This annuity form provides for monthly Annuity Payments to you, continuing until your death. If the aggregate amount of the monthly Annuity Payments that we made to you is less than your vested Account Value at the Annuity Commencement Date, we will pay the difference to the Beneficiary.

Joint and Survivor Life Annuity.    Same as the Joint and Survivor Life With Period Certain annuity above, except that payments will end upon the death of the survivor as between the Annuitant and the joint annuitant. There is no guaranteed minimum payment period.

Non-Refund Life Annuity.    We make a monthly Annuity Payment until your death. No amount is payable to any joint annuitant or Beneficiary.

Other Forms.    In addition to the forms of annuity listed above, your Plan may offer additional forms of annuity as of your Annuity Commencement Date. We may, if offered by your Plan, permit you to elect a different period certain for life annuities and joint and survivor life annuities. Currently, in addition to the ten year period, we permit the election of life annuities with periods certain of three, five and fifteen years. Additionally, we may, if offered by your Plan, permit you to elect a different percentage survivorship benefit for joint and survivor life annuities (with or without period certain). Currently, in addition to the 66 2⁄3% survivorship benefit, we offer survivorship benefits of 50%, 75% and 100%. We have the right to discontinue offering these periods certain and survivorship benefits at any time unless your Contract provides otherwise.

Death after Annuity Commencement Date

If you (and your joint Annuitant if the form is a joint annuity) were to die on or after the Annuity Commencement Date and annuity payments have begun, your Beneficiary will receive the benefit (if any) provided by the form of annuity under which Annuity Payments were due. See “Available Forms of Annuity” above.

Single Sum Payment for Small Annuity Payments

If your vested Account Value is $1,000 or less (or such greater amount as may be permitted by law and specified in the Plan) on the Annuity Commencement Date you have requested, or at your required beginning date, as applicable, we will pay your Account Value to you in a single sum payment, and you may not elect to receive Annuity Payments. Alternatively, we may make such single sum payment to an IRA (or Roth IRA for Designated Roth Accounts) established by you (or your employer for you) if the Plan so provides. See “Minimum Required Distributions”.

OUR GENERAL ACCOUNT

Scope of Prospectus

We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. For more details regarding the General Account, you should refer to the Contract.

General Description

Amounts you allocate under a Contract to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations, including the Payment of Claims under our Contracts and our Policies, and is subject to the claims of our creditors. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Value to the General Account does not entitle you to share in the investment experience of the General Account. You should consider our claims paying ability and financial strength when allocating amounts to the General Account.

We guarantee that we will credit interest for the life of the Contract to Account Values in the General Account at a rate at least equal to the minimum rate required by your Contract, if any. If your Contract does not set forth a minimum rate, we will credit interest at a rate at least equal to the minimum rate required by applicable state law or if no state law minimum rate is applicable to a Contract, the guaranteed minimum credited interest rate determined by us annually in accordance with the National Association of Insurance Commissioners (“NAIC”) standard non-forfeiture law for annuities. The NAIC minimum rate is determined in accordance with a formula. The current NAIC minimum rate formula as applied by us is based upon the five-year constant maturity treasury rate reported by the Federal Reserve as of the close of business on the last business day each October. In no event under the current NAIC formula will the minimum guaranteed credited interest rate be less than 1% nor more than 3%. We determine whether the application of the formula will change the minimum guaranteed rate each November, and any change is effective the following January 1. In our sole discretion, we may credit a higher rate of interest to Account Values in the General Account, although we are not obligated to credit interest in excess of the minimum rate. We compound interest daily on Account Values in the General Account, to produce an effective annual yield that is equal to the stated interest rate.

The interest rates may be different for the portion of your Account Value in the General Account being held as collateral for a loan.

We reserve the right to credit a higher interest rate than the rate otherwise set for amounts allocated to the General Account when the Employer uses Hotline Plus for the transmission and receipt of certain information regarding Participants, Contributions and other Contract information, and in certain other circumstances.

Refer to the additional information about our General Account’s operations in Appendix B to this Prospectus.

Transfers and Withdrawals

You may transfer Account Value to and from the General Account, subject to any restrictions contained in your Employer’s Plan. To the extent permitted by the Code and your Plan, you may withdraw your Account Value from the General Account prior to the Annuity Commencement Date. See “Your Right to Transfer Among Investment Alternatives”, “Frequent Purchases and Redemptions of Fund Shares” and “Your Right to Make Withdrawals, including by Specified Payments” under “Our Payment of Account Value to You or a Beneficiary”. We have the right to delay certain transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

WHERE TO CONTACT US AND GIVE US INSTRUCTIONS

Transfers and Allocation Changes by Telephone or Internet

You may make requests by telephone or Internet for transfers of Account Value among Investment Alternatives (except for transfers to any of the International Funds) or to change the Investment Alternatives to which we will allocate your future Contributions, except that we do not accept withdrawal requests by telephone or Internet. On any Valuation Day, we will consider requests by telephone or Internet that we receive prior to 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive at or after 4 p.m. Eastern Time (or the Exchange close) as received on the next Valuation Day.

You must use a Personal Identification Number (PIN) or password to make Internet requests. Your use of the PIN or Password constitutes agreement to use our website in accordance with our rules and requirements. To change your PIN or Password, you may follow the instructions at our Internet website. To make telephone requests, you will be asked to provide identifying personal information to our Customer Service Representative.

We reserve the right to suspend or terminate at any time the right of Participants to request transfers or reallocations by telephone or Internet. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Participant to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period. The company’s failure to follow reasonable procedures may result in liability for any losses due to any unauthorized or fraudulent telephone or Internet transfers.

We will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. To confirm that instructions communicated by telephone or Internet are genuine we will ask for personally identifying information to confirm your identity, record all telephone transactions and provide confirmation of transactions, in writing, except for allocation changes made over the Internet.

Frequent Purchases and Redemptions of Fund Shares

The purpose of our Contracts is to assist with the accumulation of long-term retirement savings. Our Contracts are not intended to provide Contractholders and Participants with a means to engage in market timing through frequent transfers of their Account Values in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term market changes may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of an Underlying Fund if it involves amounts which are substantial when compared to the net total Underlying Fund assets under management.

Each Underlying Fund has reserved the right to reject any aggregate purchase of Fund shares that it determines to be inconsistent with their Fund’s policies and procedures relating to market timing. As such, there is also a risk that excessive frequent transfer practices by individual Contractholders and Participants could cause an Underlying Fund to reject a net purchase order from a Separate Account Fund on behalf of many Contractholders and Participants, thereby compromising our ability to carry out purchase and redemption orders of many of our Contractholders and Participants.

In consideration of the above, we have adopted and implemented the following policies and procedures with regard to frequent transfers.

Transfers into any of the International Funds can only be effected by mail.    Because of the time difference between the close of the United States securities markets and the close of international securities markets, the International Funds are more likely to be subject to market timing transfers than the other

Funds. Accordingly, we have adopted a special administrative rule for transfers into any of the International Funds and for revocations of such transfer requests. You must send in writing, by U.S.P.S. regular mail, to our Financial Transaction Processing Center in Boca Raton, Florida, all requests for transfers into any of the International Funds or revocations of such transfer requests. We will not accept orders for transfers of your Account Value to any of the International Funds or revocations of such transfer requests placed by any other means, including via our toll free 800 number or our Internet website, nor will we accept such transfer orders or revocations made in writing and delivered by fax, hand or express delivery service to our home office in New York City, any Regional Office or our Financial Transaction Processing Center. We will not accept U.S.P.S. regular mail transfer requests (or revocations of such transfer requests) into any of the International Funds that are received at the home office in New York City or any Regional Office. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into any of the International Funds only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. You may continue to place orders for transfers out of any of the International Funds either in writing, by calling our toll-free number, or via our website, www.mutualofamerica.com.

We reserve the right to modify or terminate the administrative rule for transfers to the International Funds and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Contractholders and Participants who in our view are repeatedly engaging in short-term trading through transfers of all or a portion of their Account Values in any of the Separate Account Funds offered under our Contracts. Note: The Retirement Funds and the Allocation Funds of the Investment Company may invest in shares of the other Investment Company Funds, including the International Fund, and are exempt from the requirement to place orders for purchases and sales of such shares by U.S.P.S. regular mail.

We work with the Underlying Funds to discourage Contractholders and Participants from engaging in excessive frequent transfers that could harm any Fund’s investment performance. We periodically meet with the management of the Underlying Funds to discuss any factors that may materially impact investment performance of the Underlying Funds, including excessive frequent transfer activity, if any. We periodically request a description of the Underlying Funds’ procedures and controls used to identify any excessive frequent transfer activity and a report on whether any such activity might have an adverse effect on the investment performance of any of the Underlying Funds. It should be noted that each of the Underlying Funds has established its own internal restrictions or minimums, and may decide to apply its own frequent trading policies and procedures to your transactions in the event it determines that, in its opinion, our procedures do not satisfy its particular policies and procedures. The Underlying Fund policies and procedures, if applied to your transactions, could result in a limit on the number of trades you can request in specified time periods, temporary blockage of trades or other actions. In addition, we may be required to disclose information on participant transfers to the Underlying Funds. We also request assurance that the Underlying Funds are correctly daily valuing their Funds and appropriately using Fair Value Pricing, where required.

We aggregate all daily purchase or redemption orders received from all Contractholders and Participants under the Contracts into a net purchase or redemption of shares of the Underlying Funds. We monitor such aggregate net daily purchase and redemption into or out of each Underlying Fund to make a determination, in our opinion, as to whether such aggregate net trading activity is material in relation to the total assets managed by each of the Underlying Funds, and if so, whether it could have an adverse impact on an Underlying Fund’s investment performance based upon the total net assets under management. We reserve the right to look back from any daily purchase or redemption activity in order to identify frequent transfer activity involving substantial amounts.

Depending on the nature of the net transfer activity, we will determine if there is frequent transfer activity conducted by the same Contractholders and Participants which could adversely impact the investment performance of an Underlying Fund, in view of the total net assets of the Underlying Fund, or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractholders and Participants. In this regard, we can review individual purchase and redemption requests by Contractholders and Participants. If, in our opinion, excessive frequent transfer activity could cause an adverse effect on the investment performance of an Underlying Fund or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractholders and Participants, we will take such actions as are appropriate to discourage such activity from continuing, as noted below. We do not accommodate Participants engaging in market timing. We will take the following actions in the following order:

•	contact the Contractholder or Participant and remind them that the Contracts are not designed to be used for such frequent transfers, request that such activity cease, and inform them that their use of the Internet or the 800-line privileges for transfer activity will be suspended if the activity does not cease;

•	if the activity does not cease, suspend the Contractholder’s or Participant’s Internet and 800-line privileges for transfers and require that all future purchase and redemption requests be carried out solely via a signed, written request to initiate any transaction, to be sent to our Financial Transaction Processing Center in Boca Raton via U.S.P.S. regular mail (the “Regular U.S. Mail Rule”);

•	then, in appropriate circumstances reject a transfer request, consistent with applicable law, rule, and regulation.

These procedures are applied uniformly to all Contractholders and Participants, individually and in the aggregate, engaging in such frequent transfer activity. The Contracts seek to provide a high degree of flexibility to Contractholders and Participants in managing their long-term retirement savings and other benefits and to this end do not have “front end” charges on contributions or transfers, or “back end” surrender or redemption charges on transfers or withdrawals. The Contracts permit unlimited, no-fee transfers between and among our General Account and the Separate Account Funds. We have no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. We have not set a restriction on the amounts or number of transactions allowed in a given period and have not established a minimum holding period other than as may be applicable regarding the policies as noted above, nor have we set an exchange or redemption fee.

There may be legal and technological limitations on our ability to impose restrictions or limitations on the transfer practices of our Contractholders and Participants which arise out of the state law affecting a Contract and the necessary judgments involved in creating monitoring parameters. Consequently, our ability to discourage excessive frequent transfers that do not involve material or substantial amounts in the Separate Account Funds may be limited. The detection or deterrence of frequent transfer activity involves judgments that are inherently subjective. Accordingly, there is no assurance that we can restrict all transfer activity that may adversely affect Contractholders or Participants. There can be no assurance that frequent transfers in the Separate Account Funds will not occur. As a result of the limitations, restrictions and judgments described in this paragraph, it is possible that some participants may succeed in frequent trading activities, and in that eventuality, the effects, if any, of such activities may to some degree impact the other participants in the Separate Account.

Contacting Mutual of America

Our home office address is:

Mutual of America Life Insurance Company

320 Park Avenue

New York, New York 10022-6839

You can obtain the address of your Regional Office by calling our toll-free number, 1-800-468-3785 or by visiting our website at www.mutualofamerica.com.

Participants and Contractholders must send in writing all notices and elections required or permitted under the Contracts, except that you may give certain instructions by telephone or Internet, as described above.

Where You Should Direct Requests

You may request an allocation change or a transfer of Account Value among Investment Alternatives (except for transfers to any of the International Funds) by calling 1-800-468-3785, visiting our website at

www.mutualofamerica.com, or sending your written request to our Financial Transaction Processing Center. You must send requests for transfer of Account Value to the International Funds or revocations of such requests by U.S.P.S. regular mail to our Financial Transaction Processing Center. The address is:

Mutual of America Life Insurance Company

Financial Transaction Processing Center

1150 Broken Sound Parkway NW

Boca Raton, FL 33487-3598

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you may make a withdrawal request:

•	Under a 401(k) plan or, on or after October 1, 2014, under a 403(b) Thrift plan, by writing to our Withdrawal Processing Center. Written requests to the Withdrawal Processing Center should be sent to:

Mutual of America Life Insurance Company

Withdrawal Processing Center

1150 Broken Sound Parkway NW

Boca Raton, FL 33487-3598

•	Prior to October 1, 2014, under a 403(b) Thrift plan, by writing to your Regional Office. You can check the address of your Regional Office by calling 1-800-468-3785 or by visiting our website at www.mutualofamerica.com.

You should use our forms to submit written requests to us; incomplete, unclear or unsigned forms will be returned without action.

ADMINISTRATIVE MATTERS

Confirmation Statements to Participants

We will send you a confirmation statement each time you change your allocation instructions (except that we will not send one for allocation instruction changes via our website), we receive a new Contribution from or for you, you transfer any portion of your Account Value among the Investment Alternatives, the change in the number of Accumulation Units and the change in Accumulation Unit Values attributable to your plan becoming, or ceasing to be, eligible for the Reduced Fee, or you make a withdrawal. A confirmation statement for a new Contribution may be part of your next quarterly (or monthly, if applicable) account statement. You must notify us of any error in a confirmation statement within 30 days after the date we processed the change or transaction, or within 30 days after the end of the period covered by the quarterly (or monthly) statement that serves as the confirmation statement, or you will lose the right to have us correct the error.

Designation of Beneficiary

You may designate a Beneficiary to receive any payments due upon your death, subject to any limits under a Plan or the Code. You may change the Beneficiary while you are living, either before or after the Annuity Commencement Date, by providing us (or your Employer when the Employer has agreed to hold such information) with written notice of the change. The designation or change in designation will, upon receipt by us, take effect as of the date you signed the written notice, whether or not you or the Beneficiary is living at the time of such receipt. Designations or changes in designation made via your employer will be deemed to be received by us at the time your employer enters the information on our system. We will not be liable, however, for any payment or settlement we make before we receive the notice from you or your employer, as the case may be, of Beneficiary or change of Beneficiary.

If you are married, the Beneficiary will be your Eligible Spouse unless we have received consent from the Eligible Spouse to permit another Beneficiary. The consent must:

•	be in writing

•	be signed by the Eligible Spouse and witnessed either by a notary public or a Plan representative

•	agree to your election to waive any qualified preretirement survivor annuity and qualified joint and survivor annuity forms of benefit that otherwise would be applicable, and

•	agree to the designation of a Beneficiary other than your Eligible Spouse.

You may not make subsequent Beneficiary designations or selections of forms of annuity benefit unless your Eligible Spouse provides written consent in the same manner.

You should specify a Beneficiary and periodically review your Beneficiary designation. We are required to pay the Beneficiary as shown in our records. You may not change a Beneficiary by naming a different person in your will.

If no Beneficiary designated by you is living at the time of your death during the Accumulation Period, or upon your death (and the death of the joint Annuitant, if any) during the Annuity Period, the Beneficiary or Beneficiaries will be determined in accordance with the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first surviving class of Beneficiaries, in this order: your spouse; your children; your parents; and your brothers and sisters. If we do not find family members in these classes, we will pay the executors or administrators of your estate.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, after a thorough search, we are unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you periodically review and update, if necessary, your Beneficiary designations, including full names and complete addresses, if and as they change.

Certain Administrative Provisions

Assignment of Contracts.    Contractholders and Participants may not assign or transfer a Contract or any rights under a Contract, except as otherwise required or permitted by law.

Modification of Contracts.    Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers signs a written agreement of the change or waiver.

We may change a Contract at any time by amendment or replacement, provided we give the Contractholder at least 60 days notice, without the consent of the Contractholder, any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity Payments that began before such change. See “Our Payment of Account Value to You or a Beneficiary—Discontinuance of a Contract.”

Evidence of Survival.    When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person’s survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us. If satisfactory evidence of survival is not received by us within 30 days following our request for it, we may suspend benefit payments until such evidence is received.

Misstatement of Information.    If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information.

If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or charge interest on overpayments, at the effective rate set forth in the Contract or as may be required under state insurance law provisions.

Information and Determination.    Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder or Participant. A Contractholder should report to us any determination that the Contractholder or employer makes pursuant to the terms of the Plan. We may rely on reports and other information furnished by Contractholders, employers or Participants and are not obligated to inquire as to the accuracy or completeness of such reports and information.

Non-Alienation of Benefits.    To the extent permitted by law (a) no amount payable with respect to you may be subject to alienation, attachment, garnishment, levy (other than a federal tax levy or a Qualified Domestic Relations Order), execution, or other legal or equitable process, and (b) no such amount will in any way be subject to any legal process that would subject it to the payment of any claim against you or a Beneficiary.

Participation in Divisible Surplus

We are a mutual life insurance company and consequently have no stockholders. Participants share in our earnings through any dividends approved by the Company’s Board of Directors. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such divisible surplus is within the sole discretion of our Board of Directors. No dividends are anticipated.

FEDERAL TAX INFORMATION

For federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account’s operations.

Obtaining Tax Advice

The discussion below of the current federal tax status and consequences for Participants under the Contracts does not cover every situation and is for information purposes only. Tax provisions and regulations may change at any time. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to state and local taxes and state and local tax treatment may not conform to federal tax law. For these reasons, you or a Beneficiary should consult a qualified tax adviser for complete tax information before taking any actions that could have tax consequences.

Payments Under Annuity Contracts Generally

Section 72 of the Code describes the income taxation of payments under annuity contracts, either during the accumulation period or after the annuity commencement date. We intend that the provisions of Section 72 will apply to payments we make under the Contracts. The general rule is that you must receive a payment under a Plan in order to be subject to income taxation. You do not include in your gross income the interest and investment earnings we credit to your Account Value until you withdraw or otherwise receive such amounts. However, certain assignments or pledges of a Contract or loans under a Contract may be treated as a distribution and accelerate the taxability of investment earnings.

Under general tax rules, when you receive a Plan distribution or Annuity Payments, all or part of the payment will be taxable to you as ordinary income. An important factor in determining the taxable portion is whether you have an investment in the contract, which generally is the amount of after-tax Contributions that you have made and not previously withdrawn. The taxation of distributions from Designated Roth Accounts is determined separately from the taxation of your Employee Contribution Account and Rollover Contribution Account. In addition, qualified distributions from Designated Roth Accounts are not taxable. See “Special Treatment for Designated Roth Contributions” below.

A Participant in a 403(b) Thrift Plan will not have any investment in the contract (unless the Participant has a Designated Roth Account or if the Participant has previously defaulted on a loan and received a deemed distribution). A Participant in a 401(a) or 401(k) Thrift Plan may have an investment in the contract, depending on whether the Plan provides for after-tax Contributions or the Participant has a Designated Roth Account (or if the Participant has previously defaulted on a loan and received a deemed distribution).

The following are general concepts, applicable for the discussion below about specific types of distributions.

•	If you do not have an investment in the contract, you must include in gross income the entire amount received during the tax year.

•	If you do have an investment in the contract, you may be able to exclude from gross income a portion of the Annuity Payments or other distribution received.

•	The amount you may exclude from gross income each year represents a partial return of your Contributions, if any, that you made with after-tax dollars (i.e., Contributions that you did not deduct or exclude from gross income for the tax year when the Contributions were made).

•	The simplified method is used to determine the percentage of Annuity Payments that you may exclude from gross income for a tax year. The percentage you may exclude is calculated by dividing your investment in the contract by your total anticipated payments from the Contract.

Withdrawals.    When you withdraw a portion of your Account Value, under 403(b) and 401(k) contracts, rollover contributions are withdrawn first, vested employer contributions are withdrawn next and then contributions made by the employee. Under 401(a) contracts, rollover contributions are withdrawn first, then after tax employee contributions are withdrawn on a pro rata basis and then employer contributions. If you receive amounts (that are not Annuity Payments) under a Contract when you have an investment in the contract, you generally may exclude a portion of the payments from gross income. You may exclude from gross income an amount determined by dividing your investment in the contract by your vested Account Value as of the date of the distribution. The Internal Revenue Service may indicate another date for valuing Account Values for this purpose.

Single Sum Payments.    If you receive a single sum payment of the Account Value, you must include in gross income, for the tax year in which you receive the payment, the difference between the amount of the payment and your investment in the contract, if any. Special income tax treatment may be available if a payment constitutes a “lump sum distribution” made from a retirement plan meeting the requirements of Section 401(a) of the Code.

Annuity Payments.    If you begin to receive Annuity Payments, or another form of periodic payments such as an installment method for a fixed period or a fixed amount, you may apply the simplified method to determine the amount to exclude from gross income for the tax year of the distribution.

The simplified method continues to apply until you recover the investment in the contract. After that time, you will have to include the full amount of each Annuity Payment in gross income for each taxable year. If your death occurs before you have recovered the investment in the contract, the unrecovered amount may either be deducted on the final income tax return for your last taxable year or by the Beneficiary.

Special Treatment for Designated Roth Contributions.    If permitted by your Plan, you may irrevocably designate a Contribution as a Designated Roth Contribution, to be deposited into a Designated Roth Account. While a Designated Roth Contribution is not excludable from your gross income when made, a qualified distribution from a Designated Roth Account is not includible in your gross income when distributed.

A qualified distribution is generally a distribution made:

1.	After the end of the five-year period beginning with the year in which you first made a contribution to any Designated Roth Account under the Plan; and

2.	In one of the following circumstances:

a.	You are age 59 1⁄2 or older, or

b.	You have died or become disabled.

The taxable portion of any distribution from a Designated Roth Account that is not a qualified distribution will be determined by applying the general tax concepts described above as if your Designated Roth Account were a separate contract, i.e., by dividing your investment in the contract (i.e. your Designated Roth Contributions) by your Designated Roth Account balance as of the date of the distribution.

Penalty Taxes for Premature Withdrawals

In addition to ordinary income taxation, Section 72 of the Code imposes a penalty tax on your premature withdrawals, which are withdrawals before you have reached age 59 1⁄2. This penalty tax is equal to 10% of the amount of the premature withdrawal that you include in gross income.

In general, the taxable amount of a withdrawal before you reach age 59 1⁄2 is not subject to a penalty tax if:

1.	You have died or become disabled;

2.	The withdrawals are Annuity Payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary;

3.	The withdrawals are to pay your medical expenses or those of your spouse or dependents, if the medical expenses would be deductible by you for federal income tax purposes. (Generally, a taxpayer may deduct medical expenses if they are not covered by health insurance or otherwise reimbursed and they exceed 7.5% of the taxpayer’s adjusted gross income,)

4.	You ended your employment with the Employer after first reaching age 55; OR

5.	You have opted out of participation in a Plan that provides for automatic enrollment within 90 days of your first automatic deferral.

There may be additional exceptions available in certain circumstances, and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Exclusion of Contributions from Gross Income

403(b) Thrift Plan Contracts.    We offer the Contract for Thrift Plans designed to meet the requirements of Section 403(b) of the Code. Under Section 403(b), Participants who are employees of public schools and organizations that are exempt from tax under Section 501(c)(3) of the Code may exclude from their gross income the Contributions applied to purchase annuity contracts on their behalf. This exclusion is subject to the following limits:

•	The aggregate Contributions per year for each employee cannot exceed the contribution limitation in Section 415(c) of the Code.

•	If you make Contributions under a salary reduction agreement, an additional limitation contained in Section 402(g) of the Code is applicable.

Contributions that you may exclude usually are limited to the smaller amount under these provisions. In general, the limitations are as follows:

•	The Contributions to the Plan cannot exceed the lesser of $52,000 for 2014 (indexed for inflation in later years), or 100% of your includable compensation (before salary reduction contributions);

•	Your contributions through salary reduction may not exceed $17,500 for 2014 (indexed for inflation in subsequent years). A special “catch-up” contribution, available to employees with 15 or more years of service with the same Employer who have not made maximum contributions in prior years, may increase that amount by up to $3,000 per year, to a maximum life-time “catch-up” of $15,000. If the Employer’s Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $5,500 for 2014 (indexed for inflation in later years). Designated Roth Contributions and Contributions are combined to determine your annual contribution amounts.

Designated Roth Contributions are not excludable from your gross income.

401(a) Thrift Plan Contracts and 401(k) Plans.    You may not exclude or deduct Contributions from your gross income, unless your Plan is subject to Code Section 401(k). For 401(k) plans, you may exclude from gross income your salary reduction Contributions of up to $17,500 for 2014 (indexed for inflation in subsequent years). If the Employer’s Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $5,500 for 2014 (indexed for inflation in later years). For SIMPLE 401(k) Plans, that Participant Contribution limit is reduced to $12,000 for 2014 and indexed for inflation in later years. If the Employer’s Plan permits, Participants who are age 50 or older by the end of the calendar year may make an additional contribution of up to $2,500 for 2014 (indexed for inflation in later years). Designated Roth Contributions are included in these limits.

The total amount of Contributions made by you and by the Employer on your behalf for any year is limited to the lesser of $52,000 for 2014 (indexed for inflation in later years) or 100% of your includable compensation (but before any salary reduction contributions that are excludable from gross income).

Contributions by or for you to other employer retirement plans may reduce the above limits for you.

Designated Roth Contributions are not excludable from your gross income.

Minimum Required Distributions

The Code contains a series of rules that require you (or your Beneficiary) to take minimum distributions beginning at a certain time (called the “Required Beginning Date”) under any of the Plans for which we issue Contracts. For Plans subject to Code Section 403(b), you may take the required amount from a Contract we have issued, or from other contracts of the same type that you own.

You generally must begin taking distributions of Account Value by April 1 of the year following the year you reach age 70 1⁄2, unless you are still employed. A Plan, however, may require you if you are still employed to begin receiving minimum distributions at age 70 1⁄2.

We will provide explanatory information to Participants before their Required Beginning Dates. If, in any year, you do not satisfy the minimum distribution requirements, you may owe a penalty tax equal to 50% of the difference between the required minimum and the actual amount you withdrew in that year. In addition, the Plan may make the minimum payment to you without your consent.

Federal tax law provisions concerning distributions upon the death of a Participant may reduce the period over which a Beneficiary may take or defer receipt of the death benefit. See “Our Payment of Account Value to You or a Beneficiary—Death Benefit during the Accumulation Period”.

Federal Estate Taxes

The death benefit payable to your Beneficiary is included in your estate for federal estate tax purposes, except in limited circumstances. See “Obtaining Tax Advice.”

A Beneficiary generally will not receive a “stepped-up basis” for the increase in value under your Contract over the amount of your Contributions. The gain under a Contract is called “income in respect of a decedent” (IRD), and the Beneficiary may owe income tax at ordinary income rates on the IRD when the Beneficiary receives the death benefit. See “Obtaining Tax Advice.” If your estate pays any estate tax on the death benefit, the Beneficiary may be able to credit the estate tax paid against the income tax the Beneficiary owes.

A Beneficiary should consult a tax adviser for a complete explanation of the rules that will apply to the Beneficiary’s particular situation.

Withholding on Annuity Payments and Other Distributions

We are required to withhold federal income tax on Annuity Payments and other distributions, such as single sum distributions or withdrawals. In addition, certain states require us to withhold if federal withholding is applicable. In some instances, you may elect to have us not withhold federal income tax.

Most withdrawals are subject to mandatory automatic 20% federal income tax withholding for any eligible rollover distribution unless you elect to have us pay the withdrawal directly, as a federal income tax-free rollover, to another eligible plan or an IRA. The same rules generally apply to payments of death benefits to a Beneficiary, or to payments to a spouse or former spouse in connection with a divorce or separation decree or court order. A direct rollover to an IRA by a surviving spouse Beneficiary, or a direct transfer to an inherited IRA by a non-spouse Beneficiary, is not subject to federal income tax withholding. For purposes of these withholding and rollover rules, a “spouse” means only a spouse recognized under federal law.

The mandatory 20% tax withholding also does not apply to any distribution that is:

•	one of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary, or a specified period of 10 years or more, or

•	a minimum distribution required under Section 401(a)(9) of the Code.

•	a hardship withdrawal if permitted by the Plan.

For all amounts not subject to the mandatory 20% withholding, federal income tax is generally required to be withheld unless contract owner elects not to have federal income tax withheld.

When you (or a Beneficiary) request withdrawals or Annuity Payments, we will give detailed information and advise you (or the Beneficiary) of possible elections to be made. Participants and Beneficiaries should carefully review information they receive from us.

YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Value in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

Each Participant who has the right to give us voting instructions for a shareholders’ meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund’s proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.

PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

Money Market Fund

From time to time, we may include quotations of the yield and effective yield of the Separate Account’s Money Market Fund in advertisements, sales literature or reports to Participants. These yield figures show historical performance of the Fund assuming a hypothetical investment for the period indicated in the yield quotation. Yield figures do not indicate future performance.

The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (with the ending date stated). We then annualize this income. That is, we assume that the amount of income the Fund generates during that week is generated during each week in a 52-week period and we show the income as a percentage.

The effective yield is calculated similarly to yield, except that when we annualize income, we assume that the income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Yield and Effective Yield are calculated in accordance with SEC standards. Refer to the Statement of Additional Information under the heading “Yield and Performance Information” for more information.

Yield and effective yield for the Money Market Fund will vary based on its expenses and the performance of the Investment Company Money Market Fund, which reflects (among other things) changes in market conditions and the level of its expenses. You can lose money invested in the Money Market Fund. In 2013, 2012, 2011, 2010 and 2009, the Money Market Fund had negative returns for periods of time.

Total Return of Funds

We may advertise performance related information for the Funds of the Separate Account. Performance information for the Separate Account Funds is based upon past performance and is not an indication of future performance. Total returns are calculated in accordance with SEC standards and such returns are referred to as “standardized total returns.” The standardized total return contained in such advertising is customarily calculated for one, three, five and ten year periods from the later of the Separate Account’s inception or the Fund’s inception. Different periods are used if either the Fund or the Separate Account has not been in existence for at least ten years. Total return is determined by comparing the value of an investment in the Separate Account Fund at the beginning of the relevant period to the value of that investment at the end of the period, with deductions from total return for the total annual Underlying Fund operating expenses, any contingent deferred sales charge (we do not currently have such charges), and Separate Account Annual Expenses. Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and its performance which reflects (among other things) changes in market conditions.

We may include Average Annual Total Returns reflecting reduced fees available to participants in certain plans as described in “Tables of Annual Expenses” and “Charges under the Contracts” in the Prospectus. We may include non-standardized total returns that predate the inception of the Fund in the Separate Account, by assuming that the Funds had been included in the Separate Account for periods prior to their inception with the Separate Account and deducting charges equal to those currently assessed by the Separate Account along with actual total annual Underlying Fund operating expenses. All non-standard total return advertisements are, and must be, accompanied by standardized total returns.

We may also include information in our advertisements that addressed various topics, such as the effects of various current developments on the economy, securities markets, investment strategies and techniques, customer profiles and hypothetical investment scenarios, financial management, tax and retirement planning and other information relevant to investing in the Separate Account and your Contract.

For a detailed description of the methods we use to determine yield and total return for the Separate Account’s Funds, see the Statement of Additional Information.

FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the structure and operation of the Separate Account Funds at our discretion and without your prior consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners. In making changes, we will comply with applicable law and will obtain the approval of Participants and/or the Contractholders, if required.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after obtaining any approval that may be required by law or regulation.

We also may:

•	create new investment funds of the Separate Account at any time;

•	to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

•	transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one investment fund of the Separate Account to another investment fund;

•	create additional separate accounts or combine any two or more accounts including the Separate Account;

•	transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

•	operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

•	deregister the Separate Account under the 1940 Act; and

•	operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

We may modify the provisions of the contracts to reflect changes to the investment funds and the Separate Account and to comply with applicable law. We will not make any changes without any regulatory approval that may be required and, if we make any such changes, we will provide you with written notice as may be required under applicable law or regulation.

DEFINITIONS WE USE IN THIS PROSPECTUS

Account Value—The value of a Participant’s Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. As used in this Prospectus, the term “Account Value” may mean all or any part of your total Account Value.

Accumulation Period—For a Participant, the period under a Contract when Contributions are made or held for the Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Value in full before the Annuity Commencement Date.

Accumulation Unit—A measure we use to calculate the value of a Participant’s interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.

Annuitant—A person who is receiving Annuity Payments or who will receive Annuity Payments after the Annuity Commencement Date. You must be the Annuitant; and a Beneficiary who has elected to receive a death benefit in the form of an annuity shall be the Annuitant. You or a Beneficiary also may name a joint Annuitant, except that some Plans require the consent of your Eligible Spouse if the Eligible Spouse is not the joint Annuitant. We use the life expectancy of the Annuitant and joint annuitant, if any, as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.

Annuity Commencement Date—The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. You, or a Beneficiary entitled to a death benefit, selects the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under federal tax law provisions in certain circumstances. On the Annuity Commencement Date, all of your Account Value is used to provide Annuity Payments. Sometimes referred to as “Benefit Commencement Date” in a Contract.

Annuity Payments—A series of equal monthly payments from us to an Annuitant. The amount of the Annuity Payment will depend on your Account Value on the Annuity Commencement Date and the form of annuity selected.

The Annuity Payments may be for the Annuitant’s life, for a minimum period of time, for the joint lifetime of the Annuitant and the joint Annuitant, or for such other specified period as we may permit.

Beneficiary(ies)—The person(s) named by a Participant to receive (1) during the Accumulation Period, the death benefit under the Contract if the Participant dies, or (2) after the Annuity Commencement Date, any remaining Annuity Payments (or their commuted value) upon the death of the Annuitant and joint annuitant, if any.

Code—The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Complete Order—An order is considered to be complete when all of the requirements for the completion of a transaction have been met to the satisfaction of the Company. This includes receipt by the Company of all information, remittances and notices necessary to process the given transaction.

Contract—The group variable accumulation annuity contracts described in this Prospectus.

Contractholder—For purposes of this Prospectus, the Contractholder will be the employer, an association representing employers, or the trustee(s) of a Plan maintained by one or more employers.

Contributions—Amounts contributed from time to time under a Contract.

Designated Roth Account—An account maintained for Designated Roth Contributions and earnings (or losses) attributable to Designated Roth Contributions. This term, depending on the context in which it is used, includes Designated Roth Rollover Accounts.

Designated Roth Contributions—Contributions irrevocably designated as Designated Roth Contributions described in Section 402A of the Code.

Designated Roth Rollover Account—An account maintained for rollover Designated Roth Contributions and earnings (or losses) attributable to rollover Designated Roth Contributions.

eDocuments—A feature that offers Participants a way to electronically receive communications and reports, such as quarterly statements, prospectuses, underlying fund and separate account annual and semi-annual reports. When such documents are available, an email notice is sent to the eDocuments subscriber informing him or her of such availability on the secure “My Account” website maintained by the Company. Participants enroll by signing a consent form on paper that specifies the documents to be delivered electronically and provides instructions on revocation of the consent, including the ability to revoke it immediately by calling a specified toll-free number.

Eligible Spouse—The person to whom a Participant or Annuitant is legally married in a marriage recognized under federal law.

Employee Contribution Account—An account maintained for employee Contributions, other than Designated Roth Contributions, and earnings (or losses) attributable to such Contributions.

Employer—An employer named on the face page of the Contract that has purchased a Contract to fund a Plan, or an employer that makes Contributions for its employees under a Contract purchased by a trust or other entity for the benefit of its employees.

Employer Contribution Account—An account maintained for Employer Contributions, and earnings (or losses) attributable to such Contributions.

ERISA—The Employee Retirement Income Security Act of 1974, as amended.

Fidelity VIP Funds—The Equity-Income, Asset Manager, Contrafund®, and Mid Cap and Portfolios of Fidelity® Variable Insurance Products Funds.

Fund (or Separate Account Fund)—One of the subaccounts of the Separate Account. Each Fund is named for the Underlying Fund in which it invests.

General Account (or Interest Accumulation Account)—Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation Account, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

Hotline Plus—Mutual of America Life Insurance Company’s online Internet-based administration system that allows employers who log on to a secure website to perform many administrative tasks, such as enrolling new employees in their Plan, removing employees who are no longer participating in that Plan, making contributions, conducting non-discrimination testing, checking Plan balances and employee records and other functions.

IRS—The Internal Revenue Service.

International Funds—the Investment Company International Fund, American Funds Insurance Series New World Fund and Vanguard Variable Insurance Fund International Portfolio.

Investment Alternatives—The General Account and the Funds of the Separate Account. You may allocate your Contributions and transfer your Account Value among the Investment Alternatives, subject to any limitations under your Plan.

Investment Company—Mutual of America Investment Corporation.

Non-Vested Account Value—The portion of your Account Value attributable to your Employer’s Contributions on your behalf, and earnings on those Contributions, that under your Plan would belong to your Employer if you leave employment before a certain period of time after the Contributions were made.

Participant—An employee or former employee who participates in a Plan and for whom we have received Contributions.

Plan—An Employer-sponsored retirement savings plan (or Thrift plan) for which we issue a Contract, which usually permits employees to make voluntary Contributions. A Plan must satisfy the requirements of:

(1)	Code Section 403(b), in which case it is called a 403(b) Thrift plan; or

(2)	Code Section 401(a), including a plan that meets the requirements of Section 401(k), in which case it is called a 401(a) Thrift or a 401(k) plan.

(3)	Code Section 401(a) or 403(b) for certain defined contribution pension or profit-sharing plans that do not permit employee contributions.

Prime Rate—The rate published in the Wall Street Journal®’s “Money Rates” section, from time to time.

Reduced Fee—The reduction in administrative charges and distribution expense charges that apply to participants in plans that are eligible for such reduction as set forth in footnote 3 to the TABLES OF ANNUAL EXPENSES on page 1 and Charges You or Your Employer Will Pay.

Retirement Funds—The Investment Company Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement, 2045 Retirement and 2050 Retirement Funds.

Rollover Contributions Account—An account maintained for rollover Contributions other than Designated Roth Contributions (or rollover Designated Roth Contributions) and earnings (or losses) attributable to such Contributions.

Separate Account—Mutual of America Separate Account No. 2, a separate account established by us to receive and invest deposits made under variable accumulation annuity contracts and other variable contracts. The assets of the Separate Account are set aside and kept separate from our other assets.

Separate Account Fund—See “Fund,” above.

Underlying Funds—The funds or portfolios that are invested in by the Separate Account Funds.

Valuation Day—Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

Valuation Period—A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day.

Waived Annual Contract Fee—The waiver of the Annual Contract Fee applicable to plans that use our Hotline Plus system and meet the other criteria set forth in footnote 1 to the TABLES OF ANNUAL EXPENSES on page 1 of this Prospectus.

We, us, our, Mutual of America—Refer to “Mutual of America Life Insurance Company.”

You, your—Refer to a Participant.

OUR STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more information about the Contracts and our operations. It also contains the most recent audited financial statements of Separate Account No. 2 and Mutual of America.

Table of Contents of Statement of Additional Information

Distribution of the Contracts	Legal Proceedings
Calculation of Accumulation Unit Values	Legal Matters
Yield and Performance Information	Experts
Safekeeping of Separate Account Assets	Additional Information
State Regulation	Financial Statements
Periodic Reports

How To Obtain a Statement of Additional Information

You may receive a copy of the Statement of Additional Information at no charge by calling 1-800-468-3785 or by completing the Form below and mailing it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.

The Securities and Exchange Commission has an Internet website at http://www.sec.gov. You may obtain our Registration Statement for the Contracts, including the SAI, and the Separate Account’s annual financial statement reports through the SEC’s Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.

(Please cut here)

To: Mutual of America Life Insurance Company

Please send me a copy of the Statement of Additional Information dated May 1, 2013 for the Thrift Plan Contract offered by Mutual of America. My name and address are as follows:

Name

Street Address

City	State	Zip

APPENDIX A

UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

The tables below show changes in Accumulation Unit values and in the total number of units outstanding for each Separate Account Fund for the ten year period (or from the commencement of operations if less) to December 31, 2013. The information below for each of the ten years (or less, depending on the start date of each fund) ended December 31, 2013 is excerpted from the financial statements of the Separate Account, which have been audited by KPMG LLP, the Separate Account’s independent registered public accounting firm. The Separate Account’s financial statements for the year ended December 31, 2013, along with KPMG LLP’s report thereon, are available to you free of charge by calling 1-800-468-3785.

We calculate Accumulation Unit values from the net asset values of the Underlying Funds. Information for the American Funds Insurance Series New World Fund, PIMCO Variable Insurance Trust Real Return Portfolio, T. Rowe Price Blue Chip Growth Portfolio and Vanguard Variable Insurance Fund REIT Index Portfolio is based on a partial year because the funds became available as sub-accounts on August 5, 2013 for investments by Separate Account Participants.

Standard Units

	Investment Company Equity Index Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Unit value, beginning of year	$3.64	$3.18	$3.16	$2.78	$2.23	$3.57	$3.42	$2.99	$2.88	$2.62

Unit value, end of year	$4.75	$3.64	$3.18	$3.16	$2.78	$2.23	$3.57	$3.42	$2.99	$2.88

Thousands of accumulation units outstanding, end of year	55,789	59,193	61,506	66,679	68,767	65,771	68,522	77,744	83,203	123,672

	Investment Company All America Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Unit value, beginning of year	$10.66	$9.41	$9.50	$8.15	$6.56	$10.26	$9.93	$8.66	$8.42	$7.85

Unit value, end of year	$13.92	$10.66	$9.41	$9.50	$8.15	$6.56	$10.26	$9.93	$8.66	$8.42

Thousands of accumulation units outstanding, end of year	11,577	12,478	13,523	15,222	16,090	16,718	18,638	22,177	25,210	39,898

	Investment Company Small Cap Value Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$1.52	$1.33	$1.38	$1.09	$0.85	$1.19	$1.25	$1.07	$1.00

Unit value, end of period/year	$1.94	$1.52	$1.33	$1.38	$1.09	$0.85	$1.19	$1.25	$1.07

Thousands of accumulation units outstanding, end of period/year	60,755	65,627	71,636	75,792	72,395	69,541	73,367	87,617	3,011

	Investment Company Small Cap Growth Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$1.36	$1.30	$1.35	$1.02	$0.81	$1.24	$1.20	$1.05	$1.00

Unit value, end of period/year	$1.90	$1.36	$1.30	$1.35	$1.02	$0.81	$1.24	$1.20	$1.05

Thousands of accumulation units outstanding, end of period/year	73,999	70,509	79,438	81,486	75,326	72,573	74,886	84,420	2,252

(1)	For the period July 1, 2005 (commencement of operations) to December 31, 2005.

	Investment Company Mid Cap Value Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$1.26	$1.15	$1.19	$1.01	$0.82	$1.22	$1.22	$1.06	$1.00

Unit value, end of period/year	$1.60	$1.26	$1.15	$1.19	$1.01	$0.82	$1.22	$1.22	$1.06

Thousands of accumulation units outstanding, end of period/year	15,364	14,987	15,772	15,980	13,566	11,568	10,362	8,145	1,641

	Investment Company Mid-Cap Equity Index Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Unit value, beginning of year	$2.55	$2.19	$2.26	$1.81	$1.33	$2.11	$1.98	$1.82	$1.63	$1.41

Unit value, end of year	$3.35	$2.55	$2.19	$2.26	$1.81	$1.33	$2.11	$1.98	$1.82	$1.63

Thousands of accumulation units outstanding, end of year	69,280	66,532	70,910	69,874	71,371	65,454	70,944	77,066	92,517	113,661

	Investment Company Composite Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Unit value, beginning of year	$7.11	$6.45	$6.35	$5.78	$4.92	$6.41	$6.06	$5.52	$5.51	$5.23

Unit value, end of year	$8.18	$7.11	$6.45	$6.35	$5.78	$4.92	$6.41	$6.06	$5.52	$5.51

Thousands of accumulation units outstanding, end of year	12,383	13,626	14,678	16,413	17,127	18,190	19,977	23,215	26,925	41,312

	Investment Company International Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$0.78	$0.66	$0.77	$0.71	$0.58	$0.97	$1.00

Unit value, end of period/year	$0.92	$0.78	$0.66	$0.77	$0.71	$0.58	$0.97

Units Outstanding (000’s), end of period/year	9,019	9,256	7,800	6,707	4,534	1,998	197

	Investment Company Money Market Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Unit value, beginning of year	$2.46	$2.50	$2.53	$2.56	$2.59	$2.55	$2.45	$2.36	$2.31	$2.30

Unit value, end of year	$2.43	$2.46	$2.50	$2.53	$2.56	$2.59	$2.55	$2.45	$2.36	$2.31

Thousands of accumulation units outstanding, end of year	12,778	15,265	17,362	20,295	22,906	31,629	30,862	23,613	17,051	23,380

	Investment Company Mid-Term Bond Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Unit value, beginning of year	$2.34	$2.29	$2.18	$2.06	$1.87	$1.85	$1.74	$1.69	$1.69	$1.67

Unit value, end of year	$2.30	$2.34	$2.29	$2.18	$2.06	$1.87	$1.85	$1.74	$1.69	$1.69

Thousands of accumulation units outstanding, end of year	27,517	33,149	35,372	38,104	34,644	31,695	21,789	23,736	18,086	25,887

	Investment Company Bond Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Unit value, beginning of year	$5.93	$5.67	$5.35	$5.04	$4.43	$4.55	$4.34	$4.18	$4.14	$3.99

Unit value, end of year	$5.81	$5.93	$5.67	$5.35	$5.04	$4.43	$4.55	$4.34	$4.18	$4.14

Thousands of accumulation units outstanding, end of year	21,938	23,438	23,165	21,945	19,352	15,862	15,158	14,873	15,921	23,114

(1)	For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(2)	For the period November 5, 2007 (commencement of operations) to December 31, 2007.

	Investment Company Retirement Income Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$1.22	$1.15	$1.11	$1.03	$0.90	$1.00	$1.00

Unit value, end of period/year	$1.29	$1.22	$1.15	$1.11	$1.03	$0.90	$1.00

Units Outstanding (000’s), end of period/year	9,177	8,962	8,162	5,971	3,904	1,995	530

	Investment Company 2010 Retirement Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$1.16	$1.07	$1.05	$0.95	$0.80	$0.98	$0.99

Unit value, end of period/year	$1.28	$1.16	$1.07	$1.05	$0.95	$0.80	$0.98

Units Outstanding (000’s), end of period/year	6,527	7,087	7,327	7,227	7,308	4,494	449

	Investment Company 2015 Retirement Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$1.12	$1.02	$1.01	$0.91	$0.76	$0.97	$0.98

Unit value, end of period/year	$1.27	$1.12	$1.02	$1.01	$0.91	$0.76	$0.97

Units Outstanding (000’s), end of period/year	37,589	39,009	36,243	33,377	22,505	12,185	2,117

	Investment Company 2020 Retirement Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/ year	$1.09	$0.99	$0.98	$0.87	$0.71	$0.96	$0.97

Unit value, end of period/year	$1.27	$1.09	$0.99	$0.98	$0.87	$0.71	$0.96

Units Outstanding (000’s), end of period/year	64,446	52,040	42,477	34,563	23,701	11,723	2,143

	Investment Company 2025 Retirement Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/ year	$1.08	$0.97	$0.97	$0.85	$0.69	$0.97	$0.99

Unit value, end of period/year	$1.29	$1.08	$0.97	$0.97	$0.85	$0.69	$0.97

Units Outstanding (000’s), end of period/year	63,819	53,778	41,690	32,390	20,565	8,163	651

	Investment Company 2030 Retirement Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$1.08	$0.96	$0.97	$0.84	$0.67	$0.97	$0.99

Unit value, end of period/year	$1.32	$1.08	$0.96	$0.97	$0.84	$0.67	$0.97

Units Outstanding (000’s), end of period/year	47,430	41,160	33,092	24,247	16,971	6,652	740

	Investment Company 2035 Retirement Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$1.06	$0.94	$0.95	$0.82	$0.65	$0.97	$1.00

Unit value, end of period/year	$1.32	$1.06	$0.94	$0.95	$0.82	$0.65	$0.97

Units Outstanding (000’s), end of period/year	38,511	33,044	25,363	20,271	12,881	4,644	344

	Investment Company 2040 Retirement Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period	$1.05	$0.93	$0.95	$0.81	$0.64	$0.96	$0.99

Unit value, end of period/year	$1.32	$1.05	$0.93	$0.95	$0.81	$0.64	$0.96

Units Outstanding (000’s), end of period/year	35,092	30,913	24,331	18,624	11,295	3,978	323

(2)	For the period November 5, 2007 (commencement of operations) to December 31, 2007.

	Investment Company 2045 Retirement Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$1.04	$0.92	$0.95	$0.81	$0.64	$0.96	$0.99

Unit value, end of period/year	$1.31	$1.04	$0.92	$0.95	$0.81	$0.64	$0.96

Units Outstanding (000’s), end of period/year	41,653	37,864	28,787	21,213	12,807	4,062	236

	Investment Company 2050 Retirement Fund (Standard)
	2013	2012(3)
Unit value, beginning of period/year	$1.02	$1.00

Unit value, end of period/year	$1.29	$1.02

Units Outstanding (000’s), end of period/year	4,702	493

	Investment Company Conservative Allocation Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Unit value, beginning of year	$1.51	$1.42	$1.36	$1.26	$1.10	$1.23	$1.17	$1.10	$1.09	$1.05

Unit value, end of year	$1.60	$1.51	$1.42	$1.36	$1.26	$1.10	$1.23	$1.17	$1.10	$1.09

Thousands of accumulation units outstanding, end of year	23,231	23,645	19,459	17,239	13,280	9,620	7,721	5,517	5,902	5,808

	Investment Company Moderate Allocation Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Unit value, beginning of year	$1.70	$1.55	$1.50	$1.34	$1.12	$1.41	$1.33	$1.23	$1.19	$1.11

Unit value, end of year	$1.94	$1.70	$1.55	$1.50	$1.34	$1.12	$1.41	$1.33	$1.23	$1.19

Thousands of accumulation units outstanding, end of year	57,199	56,603	51,632	51,013	45,667	38,344	35,240	31,037	26,143	23,490

	Investment Company Aggressive Allocation Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Unit value, beginning of year	$1.82	$1.63	$1.61	$1.39	$1.12	$1.57	$1.50	$1.35	$1.29	$1.19

Unit value, end of year	$2.24	$1.82	$1.63	$1.61	$1.39	$1.12	$1.57	$1.50	$1.35	$1.29

Thousands of accumulation units outstanding, end of year	39,964	42,816	42,489	41,698	41,229	33,937	29,353	23,483	17,772	15,564

	Fidelity VIP Equity-Income Portfolio (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Unit value, beginning of year	$47.12	$40.61	$40.66	$35.64	$27.59	$48.50	$48.16	$40.39	$38.46	$34.76

Unit value, end of year	$59.73	$47.12	$40.61	$40.66	$35.64	$27.59	$48.50	$48.16	$40.39	$38.46

Thousands of accumulation units outstanding, end of year	2,482	2,646	2,871	3,148	3,325	3,226	3,514	4,162	3,800	5,557

	Fidelity VIP Asset Manager Portfolio (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Unit value, beginning of year	$36.70	$32.99	$34.23	$30.23	$23.60	$33.38	$29.13	$27.37	$26.51	$25.34

Unit value, end of year	$42.00	$36.70	$32.99	$34.23	$30.23	$23.60	$33.38	$29.13	$27.37	$26.51

Thousands of accumulation units outstanding, end of year	1,740	1,961	2,042	2,202	2,303	2,156	1,884	1,929	2,001	2,840

	Fidelity VIP Contrafund Portfolio (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Unit value, beginning of year	$50.43	$43.80	$45.43	$39.12	$29.06	$50.95	$43.68	$39.41	$33.97	$29.66

Unit value, end of year	65.49	$50.43	$43.80	$45.43	$39.12	$29.06	$50.95	$43.68	$39.41	$33.97

Thousands of accumulation units outstanding, end of year	5,767	6,355	6,811	7,505	7,863	7,551	7,826	8,202	8,758	10,971

(2)	For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(3)	For the period October 1, 2012 (commencement of operations) to December 31, 2012.

	Fidelity VIP Mid Cap Portfolio (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period/year	$47.99	$42.25	$47.79	$37.44	$26.94	$44.84	$39.10	$34.97	$30.58

Unit value, end of period/year	$64.66	$47.99	$42.25	$47.79	$37.44	$26.94	$44.84	$39.10	$34.97

Thousands of accumulation units outstanding, end of period/year	1,504	1,585	1,763	2,121	1,821	1,287	1,239	789	414

	Vanguard Variable Insurance Fund Diversified Value Portfolio (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period/year	$17.67	$15.35	$14.95	$13.82	$10.98	$17.36	$16.85	$14.31	$13.98

Unit value, end of period/year	$22.60	$17.67	$15.35	$14.95	$13.82	$10.98	$17.36	$16.85	$14.31

Thousands of accumulation units outstanding, end of period/year	3,578	3,570	3,279	3,101	2,945	2,398	2,447	2,229	356

	Vanguard Variable Insurance Fund International Portfolio (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period/year	$22.68	$19.10	$22.36	$19.52	$13.80	$25.27	$21.72	$17.29	$14.78

Unit value, end of period/year	$27.65	$22.68	$19.10	$22.36	$19.52	$13.80	$25.27	$21.72	$17.29

Thousands of accumulation units outstanding, end of period/year	5,664	4,237	4,409	4,520	4,567	3,446	3,084	1,834	431

	Vanguard Variable Insurance Fund REIT Index Portfolio (Standard)
	2013(5)
Unit value, beginning of period	$12.33

Unit value, end of period	$11.81

Thousands of accumulation units outstanding, end of period	150

	American Century VP Capital Appreciation Fund (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Unit value, beginning of year	$27.80	$24.19	$26.12	$20.05	$14.72	$27.54	$19.01	$16.32	$13.46	$12.59

Unit value, end of year	$36.05	$27.80	$24.19	$26.12	$20.05	$14.72	$27.54	$19.01	$16.32	$13.46

Thousands of accumulation units outstanding, end of year	4,833	5,350	5,501	5,890	5,766	5,253	6,052	3,985	4,611	4,831

	American Funds Insurance Series New World Fund® (Standard)
	2013(5)
Unit value, beginning of period	$23.49

Unit value, end of period	$25.27

Thousands of accumulation units outstanding, end of period	34

	Calvert VP SRI Balanced Portfolio (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Unit value, beginning of year	$4.00	$3.66	$3.55	$3.20	$2.57	$3.78	$3.71	$3.45	$3.29	$3.07

Unit value, end of year	$4.67	$4.00	$3.66	$3.55	$3.20	$2.57	$3.78	$3.71	$3.45	$3.29

Thousands of accumulation units outstanding, end of year	14,532	15,622	15,892	16,772	16,832	15,959	16,324	17,358	17,631	21,476

(4)	For the period July 1, 2005 (initial availability) to December 31, 2005.

(5)	For the period August 5, 2013 (initial availability) to December 31, 2013.

	DWS Capital Growth VIP (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005	2004
Unit value, beginning of year	$43.87	$38.26	$40.54	$35.09	$27.91	$42.02	$37.66	$35.02	$32.43	$30.30

Unit value, end of year	$58.37	$43.87	$38.26	$40.54	$35.09	$27.91	$42.02	$37.66	$35.02	$32.43

Thousands of accumulation units outstanding, end of year	2,590	2,959	3,166	3,631	3,818	3,956	4,226	5,086	6,056	9,381

	Oppenheimer Main Street Fund®/VA (Standard)
	2013	2012	2011	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period/year	$26.01	$22.52	$22.80	$19.84	$15.60	$25.59	$24.73	$21.69	$20.46

Unit value, end of period/year	$33.86	$26.01	$22.52	$22.80	$19.84	$15.60	$25.59	$24.73	$21.69

Thousands of accumulation units outstanding, end of period/year	501	526	435	460	444	325	271	243	65

	PIMCO Variable Insurance Trust Real Return Portfolio (Standard)
	2013(5)
Unit value, beginning of period	$13.22

Unit value, end of period	$12.88

Thousands of accumulation units outstanding, end of period	196

	T. Rowe Price Blue Chip Growth Portfolio (Standard)
	2013(5)
Unit value, beginning of period	$16.42

Unit value, end of period	$18.89

Thousands of accumulation units outstanding, end of period	191

(4)	For the period July 1, 2005 (initial availability) to December 31, 2005.

(5)	For the period August 5, 2013 (initial availability) to December 31, 2013.

Tier 1 Reduced Fee Units

	Investment Company (Tier 1 Reduced Fee)
	Equity Index Fund				All America Fund
	2013	2012	2011	2010(6)	2013	2012	2011	2010(6)
Unit value, beginning o.f year/period	$3.78	$3.28	$3.23	$2.82	$11.07	$9.69	$9.72	$8.37

Unit value, end of year/period	$4.97	$3.78	$3.28	$3.23	$14.55	$11.07	$9.69	$9.72

Thousands of accumulation units outstanding, end of year/period	23,153	21,083	19,183	18,116	3,887	3,757	3,657	3,693

	Investment Company (Tier 1 Reduced Fee)
	Small Cap Value Fund				Small Cap Growth Fund
	2013	2012	2011	2010(6)	2013	2012	2011	2010(6)
Unit value, beginning of year/period	$1.57	$1.37	$1.41	$1.20	$1.41	$1.34	$1.38	$1.11

Unit value, end of year/period	$2.02	$1.57	$1.37	$1.41	$1.98	$1.41	$1.34	$1.38

Thousands of accumulation units outstanding, end of year/period	23,684	22,328	20,423	18,868	27,028	23,200	21,888	19,920

	Investment Company (Tier 1 Reduced Fee)
	Mid Cap Value Fund				Mid-Cap Equity Index Fund
	2013	2012	2011	2010(6)	2013	2012	2011	2010(6)
Unit value, beginning of year/period	$1.31	$1.19	$1.22	$1.07	$2.64	$2.26	$2.31	$1.93

Unit value, end of year/period	$1.67	$1.31	$1.19	$1.22	$3.50	$2.64	$2.26	$2.31

Thousands of accumulation units outstanding, end of year/period	6,729	5,404	4,288	3,722	27,009	22,051	19,637	17,743

	Investment Company (Tier 1 Reduced Fee)
	Composite Fund				International Fund
	2013	2012	2011	2010(6)	2013	2012	2011	2010(6)
Unit value, beginning of year/period	$7.38	$6.65	$6.49	$5.99	$0.80	$0.68	$0.78	$0.69

Unit value, end of year/period	$8.55	$7.38	$6.65	$6.49	$0.96	$0.80	$0.68	$0.78

Thousands of accumulation units outstanding, end of year/period	4,372	4,075	3,751	3,856	5,878	4,369	2,833	1,800

	Investment Company (Tier 1 Reduced Fee)
	Money Market Fund				Mid-Term Bond Fund
	2013	2012	2011	2010(6)	2013	2012	2011	2010(6)
Unit value, beginning of year/period	$2.56	$2.57	$2.59	$2.60	$2.43	$2.36	$2.23	$2.23

Unit value, end of year/period	$2.54	$2.56	$2.57	$2.59	$2.40	$2.43	$2.36	$2.23

Thousands of accumulation units outstanding, end of year/period	6,854	6,022	5,468	4,745	13,601	13,311	11,695	10,249

	Investment Company (Tier 1 Reduced Fee)
	Bond Fund				Retirement Income Fund
	2013	2012	2011	2010(6)	2013	2012	2011	2010(6)
Unit value, beginning of year/period	$6.16	$5.84	$5.47	$5.46	$1.25	$1.18	$1.13	$1.09

Unit value, end of year/period	$6.07	$6.16	$5.84	$5.47	$1.34	$1.25	$1.18	$1.13

Thousands of accumulation units outstanding, end of year/period	9,702	8,320	7,059	5,497	4,455	3,102	2,436	1,767

(6)	For the period August 1, 2010 (initial offering date of the units) to December 31, 2010.

	Investment Company (Tier 1 Reduced Fee)
	2010 Retirement Fund				2015 Retirement Fund
	2013	2012	2011	2010(6)	2013	2012	2011	2010(6)
Unit value, beginning of year/period	$1.19	$1.09	$1.06	$1.00	$1.15	$1.04	$1.03	$0.95

Unit value, end of year/period	$1.32	$1.19	$1.09	$1.06	$1.31	$1.15	$1.04	$1.03

Thousands of accumulation units outstanding, end of year/period	4,391	4,048	4,134	3,147	19,888	15,830	12,380	9,225

	Investment Company (Tier 1 Reduced Fee)
	2020 Retirement Fund				2025 Retirement Fund
	2013	2012	2011	2010(6)	2013	2012	2011	2010(6)
Unit value, beginning of year/period	$1.12	$1.01	$1.00	$0.91	$1.11	$0.99	$0.99	$0.88

Unit value, end of year/period	$1.31	$1.12	$1.01	$1.00	$1.34	$1.11	$0.99	$0.99

Thousands of accumulation units outstanding, end of year/period	39,323	26,973	19,595	12,436	34,873	24,238	15,365	9,411

	Investment Company (Tier 1 Reduced Fee)
	2030 Retirement Fund				2035 Retirement Fund
	2013	2012	2011	2010(6)	2013	2012	2011	2010(6)
Unit value, beginning of year/period	$1.11	$0.98	$0.99	$0.87	$1.09	$0.96	$0.97	$0.85

Unit value, end of year/period	$1.37	$1.11	$0.98	$0.99	$1.36	$1.09	$0.96	$0.97

Thousands of accumulation units outstanding, end of year/period	27,662	19,813	13,168	7,037	22,875	16,021	10,303	6,773

	Investment Company (Tier 1 Reduced Fee)
	2040 Retirement Fund				2045 Retirement Fund
	2013	2012	2011	2010(6)	2013	2012	2011	2010(6)
Unit value, beginning of year/period	$1.08	$0.95	$0.97	$0.84	$1.07	$0.94	$0.96	$0.83

Unit value, end of year/period	$1.37	$1.08	$0.95	$0.97	$1.36	$1.07	$0.94	$0.96

Thousands of accumulation units outstanding, end of year/period	21,648	14,824	8,974	5,981	28,752	20,104	11,671	6,396

	Investment Company (Tier 1 Reduced Fee)
	2050 Retirement Fund				Conservative Allocation Fund
	2013	2012(3)			2013	2012	2011	2010(6)
Unit value, beginning of year/period	$1.02	$1.00			$1.57	$1.47	$1.39	$1.35

Unit value, end of year/period	$1.30	$1.02			$1.68	$1.57	$1.47	$1.39

Thousands of accumulation units outstanding, end of year/period	2,556	71			9,283	8,127	6,095	4,383

	Investment Company (Tier 1 Reduced Fee)
	Moderate Allocation Fund				Aggressive Allocation Fund
	2013	2012	2011	2010(6)	2013	2012	2011	2010(6)
Unit value, beginning of year/period	$1.76	$1.59	$1.54	$1.42	$1.89	$1.68	$1.65	$1.46

Unit value, end of year/period	$2.02	$1.76	$1.59	$1.54	$2.34	$1.89	$1.68	$1.65

Thousands of accumulation units outstanding, end of year/period	26,308	21,064	16,381	13,906	19,022	16,619	13,411	10,681

(3)	For the period October 1, 2012 (commencement of operations) to December 31, 2012.

(6)	For the period August 1, 2010 (initial offering date of the units) to December 31, 2010.

	Fidelity VIP Equity-Income Portfolio (Tier 1 Reduced Fee)				Fidelity VIP Asset Manager Portfolio (Tier 1 Reduced Fee)
	2013	2012	2011	2010(6)	2013	2012	2011	2010(6)
Unit value, beginning of year/period	$48.90	$41.86	$41.62	$36.34	$38.09	$34.00	$35.03	$31.61

Unit value, end of year/period	$62.42	$48.90	$41.86	$41.62	$43.90	$38.09	$34.00	$35.03

Thousands of accumulation units outstanding, end of year/period	1,144	1,027	953	892	941	842	721	632

	Fidelity VIP Contrafund Portfolio (Tier 1 Reduced Fee)				Fidelity VIP Mid Cap Portfolio (Tier 1 Reduced Fee)
	2013	2012	2011	2010(6)	2013	2012	2011	2010(6)
Unit value, beginning of year/period	$52.35	$45.15	$46.50	$39.87	$49.81	$43.55	$48.91	$40.25

Unit value, end of year/period	$68.45	$52.35	$45.15	$46.50	$67.58	$49.81	$43.55	$48.91

Thousands of accumulation units outstanding, end of year/period	2,398	2,253	2,097	1,939	701	593	507	455

	Vanguard Variable Insurance Fund Diversified Value Portfolio (Tier 1 Reduced Fee)				Vanguard Variable Insurance Fund International Portfolio (Tier 1 Reduced Fee)
	2013	2012	2011	2010(6)	2013	2012	2011	2010(6)
Unit value, beginning of year/period	$18.34	$15.82	$15.30	$13.71	$23.53	$19.69	$22.88	$19.64

Unit value, end of year/period	$23.61	$18.34	$15.82	$15.30	$28.89	$23.53	$19.69	$22.88

Thousands of accumulation units outstanding, end of year/period	1,514	1,245	988	753	2,779	1,815	1,489	1,216

	Vanguard Variable Insurance Fund REIT Index Portfolio (Tier 1 Reduced Fee)				American Century VP Capital Appreciation Fund (Tier 1 Reduced Fee)
	2013(5)				2013	2012	2011	2010(6)
Unit value, beginning of year/period	$12.33				$28.85	$24.93	$26.73	$21.35

Unit value, end of year/period	$11.84				$37.67	$28.85	$24.93	$26.73

Thousands of accumulation units outstanding, end of year/period	56				1,754	1,702	1,453	1,410

	American Funds Insurance Series New World Fund® (Tier 1 Reduced Fee)				Calvert VP SRI Balanced Portfolio (Tier 1 Reduced Fee)
	2013(5)				2013	2012	2011	2010(6)
Unit value, beginning of year/period	$23.49				$4.15	$3.78	$3.63	$3.31

Unit value, end of year/period	$25.33				$4.88	$4.15	$3.78	$3.63

Thousands of accumulation units outstanding, end of year/period	16				4,901	4,576	3,992	2,976

(5)	For the period August 5, 2013 (initial availability) to December 31, 2013.

(6)	For the period August 1, 2010 (initial offering date of the units) to December 31, 2010.

	DWS Capital Growth VIP (Tier 1 Reduced Fee)				Oppenheimer Main Street Fund®/VA (Tier 1 Reduced Fee)
	2013	2012	2011	2010(6)	2013	2012	2011	2010(6)
Unit value, beginning of year/period	$45.53	$39.43	$41.49	$35.02	$26.99	$23.21	$23.33	$20.22

Unit value, end of year/period	$61.00	$45.53	$39.43	$41.49	$35.39	$26.99	$23.21	$23.33

Thousands of accumulation units outstanding, end of year/period	1,028	1,027	979	1,012	263	228	168	148

	PIMCO Variable Insurance Trust RealReturn Institutional Portfolio (Tier 1 Reduced Fee)				T. Rowe Price BlueChip Growth Fund (Tier 1 Reduced Fee)
	2013(5)				2013(5)
Unit value, beginning of period	$13.22				$16.42

Unit value, end of period	$12.91				$18.94

Thousands of accumulation units outstanding, end of period	33				62

Tier 2 Reduced Fee Units

	Investment Company (Tier 2 Reduced Fee)
	Equity Index Fund
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$3.77	$3.27	$3.23	$2.83	$2.26	$3.61	$3.45	$3.00	$2.84

Unit value, end of period/year	$4.95	$3.77	$3.27	$3.23	$2.83	$2.26	$3.61	$3.45	$3.00

Units Outstanding (000’s), end of period/year	15,570	15,134	15.505	15,904	33,800	34,459	38,424	35,097	33,563

	Investment Company (Tier 2 Reduced Fee)
	All America Fund
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$11.04	$9.68	$9.72	$8.29	$6.65	$10.36	$9.99	$8.67	$8.21

Unit value, end of period/year	$14.50	$11.04	$9.68	$9.72	$8.29	$6.65	$10.36	$9.99	$8.67

Units Outstanding (000’s), end of period/year	2,472	2,659	2,995	3,018	7,462	8,183	9,560	9,477	9,698

	Investment Company (Tier 2 Reduced Fee)
	Small Cap Value Fund
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$1.57	$1.37	$1.41	$1.11	$0.86	$1.20	$1.26	$1.07	$1.00

Unit value, end of period/year	$2.02	$1.57	$1.37	$1.41	$1.11	$0.86	$1.20	$1.26	$1.07

Units Outstanding (000’s), end of period/year	19,920	19,523	19,674	19,492	35,801	37,223	40,458	38,902	38,889

	Investment Company (Tier 2 Reduced Fee)
	Small Cap Growth Fund
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$1.41	$1.34	$1.38	$1.04	$0.82	$1.26	$1.21	$1.05	$1.00

Unit value, end of period/year	$1.97	$1.41	$1.34	$1.38	$1.04	$0.82	$1.26	$1.21	$1.05

Units Outstanding (000’s), end of period/year	22,393	20,579	21,903	20,384	37,502	39,034	42,165	38,872	659

(5)	For the period August 5, 2013 (initial availability) to December 31, 2013.

(6)	For the period August 1, 2010 (initial offering date of the units) to December 31, 2010.

(7)	For the period July 1, 2005 (initial date of offering of units) to December 31, 2005.

	Investment Company (Tier 2 Reduced Fee)
	Mid-Cap Value Fund
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$1.31	$1.19	$1.22	$1.03	$0.83	$1.23	$1.23	$1.07	$1.00

Unit value, end of period/year	$1.66	$1.31	$1.19	$1.22	$1.03	$0.83	$1.23	$1.23	$1.07

Units Outstanding (000’s), end of period/year	4,661	4,028	4,202	3,827	6,028	5,216	4,562	2,894	320

	Investment Company (Tier 2 Reduced Fee)
	Mid-Cap Equity Index Fund
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$2.64	$2.25	$2.31	$1.84	$1.35	$2.14	$1.99	$1.82	$1.68

Unit value, end of period/year	$3.49	$2.64	$2.25	$2.31	$1.84	$1.35	$2.14	$1.99	$1.82

Units Outstanding (000’s), end of period/year	17,942	17,603	18,266	17,871	32,515	31,155	35,490	30,654	32,488

	Investment Company (Tier 2 Reduced Fee)
	Composite Fund
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$7.37	$6.64	$6.49	$5.88	$4.99	$6.47	$6.10	$5.53	$5.38

Unit value, end of period/year	$8.52	$7.37	$6.64	$6.49	$5.88	$4.99	$6.47	$6.10	$5.53

Units Outstanding (000’s), end of period/year	2,485	2,715	2,995	2,944	7,627	8,425	9,989	9,906	10,106

	Investment Company (Tier 2 Reduced Fee)
	International Fund
	2013	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$0.80	$0.67	$0.78	$0.72	$0.58	$0.97	$1.00

Unit value, end of period/year	$0.95	$0.80	$0.67	$0.78	$0.72	$0.58	$0.97

Units Outstanding (000’s), end of period/year	4,222	3,419	3,093	2,606	2,715	975	333

	Investment Company (Tier 2 Reduced Fee)
	Money Market Fund
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$2.55	$2.57	$2.59	$2.61	$2.62	$2.58	$2.46	$2.36	$2.33

Unit value, end of period/year	$2.53	$2.55	$2.57	$2.59	$2.61	$2.62	$2.58	$2.46	$2.36

Units Outstanding (000’s), end of period/year	4,629	4,873	4,996	4,946	9,584	17,205	19,709	12,840	7,961

	Investment Company (Tier 2 Reduced Fee)
	Mid-Term Bond Fund
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$2.42	$2.36	$2.23	$2.10	$1.90	$1.87	$1.75	$1.69	$1.70

Unit value, end of period/year	$2.39	$2.42	$2.36	$2.23	$2.10	$1.90	$1.87	$1.75	$1.69

Units Outstanding (000’s), end of period/year	9,099	10,826	10,868	9,893	16,897	17,242	12,622	10,347	6,854

(2)	For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(7)	For the period July 1, 2005 (initial date of offering of units) to December 31, 2005.

	Investment Company (Tier 2 Reduced Fee)
	Bond Fund
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$6.15	$5.84	$5.47	$5.13	$4.50	$4.60	$4.37	$4.19	$4.20

Unit value, end of period/year	$6.05	$6.15	$5.84	$5.47	$5.13	$4.50	$4.60	$4.37	$4.19

Units Outstanding (000’s), end of period/year	7,707	7,343	6,616	5,757	9,368	8,715	8,465	7,001	6,603

	Investment Company (Tier 2 Reduced Fee)
	Retirement Income Fund							2010 Retirement Fund
	2013	2012	2011	2010	2009	2008	2007(2)	2013	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$1.25	$1.17	$1.13	$1.04	$0.90	$1.00	$1.00	$1.19	$1.09	$1.06	$0.96	$0.81	$0.98	$0.99

Unit value, end of period/year	$1.34	$1.25	$1.17	$1.13	$1.04	$0.90	$1.00	$1.32	$1.19	$1.09	$1.06	$0.96	$0.81	$0.98

Units Outstanding (000’s), end of period/year	3,406	2,916	1,937	1,196	1,181	227	—	2,087	1,988	2,221	2,176	3,223	1,968	468

	Investment Company (Tier 2 Reduced Fee)
	2015 Retirement Fund							2020 Retirement Fund
	2013	2012	2011	2010	2009	2008	2007(2)	2013	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$1.15	$1.04	$1.03	$0.92	$0.76	$0.97	$0.98	$1.12	$1.01	$1.00	$0.88	$0.72	$0.96	$0.97

Unit value, end of period/year	$1.31	$1.15	$1.04	$1.03	$0.92	$0.76	$0.97	$1.31	$1.12	$1.01	$1.00	$0.88	$0.72	$0.96

Units Outstanding (000’s), end of period/year	12,429	11,983	10,378	7,783	7,116	2,863	530	26,321	22,804	15,461	10,191	9,894	3,950	541

	Investment Company (Tier 2 Reduced Fee)
	2025 Retirement Fund							2030 Retirement Fund
	2013	2012	2011	2010	2009	2008	2007(2)	2013	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$1.11	$0.99	$0.99	$0.86	$0.69	$0.97	$0.99	$1.11	$0.98	$0.98	$0.85	$0.67	$0.97	$0.99

Unit value, end of period/year	$1.33	$1.11	$0.99	$0.99	$0.86	$0.69	$0.97	$1.36	$1.11	$0.98	$0.98	$0.85	$0.67	$0.97

Units Outstanding (000’s), end of period/year	27,083	16,731	13,167	7,522	7,187	2,619	137	21,668	14,561	10,769	8,739	6,690	2,569	470

	Investment Company (Tier 2 Reduced Fee)
	2035 Retirement Fund							2040 Retirement Fund
	2013	2012	2011	2010	2009	2008	2007(2)	2013	2012	2011	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$1.09	$0.96	$0.97	$0.83	$0.65	$0.97	$1.00	$1.08	$0.95	$0.96	$0.82	$0.64	$0.96	$0.99

Unit value, end of period/year	$1.36	$1.09	$0.96	$0.97	$0.83	$0.65	$0.97	$1.36	$1.08	$0.95	$0.96	$0.82	$0.64	$0.96

Units Outstanding (000’s), end of period/year	17,745	12,486	8,810	5,448	5,373	1,606	192	15,018	11,139	8,428	5,075	5,252	1,344	110

(2)	For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(7)	For the period July 1, 2005 (initial date of offering of units) to December 31, 2005.

	Investment Company (Tier 2 Reduced Fee)
	2045 Retirement Fund							2050 Retirement Fund
	2013	2012	2011	2010	2009	2008	2007(2)	2013	2012(3)
Unit value, beginning of period/year	$1.07	$0.94	$0.96	$0.81	$0.64	$0.96	$0.99	$1.02	$1.00

Unit value, end of period/year	$1.36	$1.07	$0.94	$0.96	$0.81	$0.64	$0.96	$1.30	$1.02

Units Outstanding (000’s), end of period/year	21,633	15,539	12,332	7,515	5,588	1,499	63	1,790	103

	Investment Company (Tier 2 Reduced Fee)
	Conservative Allocation Fund
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$1.57	$1.47	$1.39	$1.28	$1.11	$1.24	$1.17	$1.10	$1.09

Unit value, end of period/year	$1.67	$1.57	$1.47	$1.39	$1.28	$1.11	$1.24	$1.17	$1.10

Units Outstanding (000’s), end of period/year	9,530	7,760	6,340	4,492	5,840	4,578	3,478	2,291	1,748

	Investment Company (Tier 2 Reduced Fee)
	Moderate Allocation Fund
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$1.76	$1.59	$1.54	$1.37	$1.13	$1.42	$1.34	$1.24	$1.20

Unit value, end of period/year	$2.02	$1.76	$1.59	$1.54	$1.37	$1.13	$1.42	$1.34	$1.24

Units Outstanding (000’s), end of period/year	21,272	19,421	17,456	13,988	21,857	18,573	17,148	10,108	6,764

	Investment Company (Tier 2 Reduced Fee)
	Aggressive Allocation Fund
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$1.89	$1.68	$1.65	$1.42	$1.13	$1.59	$1.51	$1.36	$1.30

Unit value, end of period/year	$2.33	$1.89	$1.68	$1.65	$1.42	$1.13	$1.59	$1.51	$1.36

Units Outstanding (000’s), end of period/year	16,495	14,372	14,088	12,952	18,142	16,102	14,757	9,166	6,122

	Fidelity Investments
	VIP Equity Income Portfolio (Tier 2 Reduced Fee)
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$48.78	$41.80	$41.60	$36.29	$27.98	$48.99	$48.45	$40.47	$37.81

Unit value, end of period/year	$62.20	$48.78	$41.80	$41.60	$36.29	$27.98	$48.99	$48.45	$40.47

Units Outstanding (000’s), end of period/year	818	778	785	805	1,698	1,803	2,057	1,914	1,641

	Fidelity Investments
	VIP Asset Manager Portfolio (Tier 2 Reduced Fee)
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$37.99	$33.95	$35.02	$30.78	$23.94	$33.72	$29.31	$27.42	$26.32

Unit value, end of period/year	$43.74	$37.99	$33.95	$35.02	$30.78	$23.94	$33.72	$29.31	$27.42

Units Outstanding (000’s), end of period/year	584	589	614	611	1,079	1,030	1,021	856	821

(2)	For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(3)	For the period October 1, 2012 (commencement of operations) to December 31, 2012.

(7)	For the period July 1, 2005 (initial date of offering of units) to December 31, 2005.

	Fidelity Investments
	VIP Contrafund® Portfolio (Tier 2 Reduced Fee)
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$52.22	$45.08	$46.48	$39.83	$29.47	$51.46	$43.94	$39.49	$35.06

Unit value, end of period/year	$68.21	$52.22	$45.08	$46.48	$39.83	$29.47	$51.46	$43.94	$39.49

Units Outstanding (000’s), end of period/year	1,694	1,737	1,776	1,774	3,627	3,711	4,137	3,589	3,462

	Fidelity Investments
	VIP Mid Cap Portfolio (Tier 2 Reduced Fee)
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$49.68	$43.49	$48.89	$38.12	$27.32	$45.30	$39.33	$35.04	$30.58

Unit value, end of period/year	$67.34	$49.68	$43.49	$48.89	$38.12	$27.32	$45.30	$39.33	$35.04

Units Outstanding (000’s), end of period/year	508	492	502	522	745	559	564	307	133

	Vanguard
	Variable Insurance Fund Diversified Value Portfolio (Tier 2 Reduced Fee)
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$18.30	$15.80	$15.30	$14.07	$11.14	$17.53	$16.95	$14.33	$13.98

Unit value, end of period/year	$23.54	$18.30	$15.80	$15.30	$14.07	$11.14	$17.53	$16.95	$14.33

Units Outstanding (000’s), end of period/year	1,264	1,105	957	828	1,319	1,143	1,133	721	120

	Vanguard
	Variable Insurance Fund International Portfolio (Tier 2 Reduced Fee)
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$23.48	$19.66	$22.88	$19.88	$13.99	$25.53	$21.85	$17.33	$14.78

Unit value, end of period/year	$28.80	$23.48	$19.66	$22.88	$19.88	$13.99	$25.53	$21.85	$17.33

Units Outstanding (000’s), end of period/year	2,086	1,470	1,456	1,405	1,995	1,643	1,450	669	110

	Vanguard Variable Insurance Fund REIT Index Portfolio (Tier 2 Reduced Fee)
	2013(5)
Unit value, beginning of period	$12.33

Unit value, end of period	$11.83

Thousands of accumulation units outstanding, end of period	53

	American Century VP Capital Appreciation Fund (Tier 2 Reduced Fee)
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$28.78	$24.90	$26.72	$20.41	$14.93	$27.81	$19.13	$16.36	$14.08

Unit value, end of period/year	$37.54	$28.78	$24.90	$26.72	$20.41	$14.93	$27.81	$19.13	$16.36

Units Outstanding (000’s), end of period/year	1,364	1,364	1,389	1,315	2,561	2,567	3,144	1,927	1,883

	American Funds Insurance Series New World Fund® (Tier 2 Reduced Fee)
	2013(5)
Unit value, beginning of period	$23.49

Unit value, end of period	$25.32

Thousands of accumulation units outstanding, end of period	10

(5)	For the period August 5, 2013 (initial availability) to December 31, 2013.

(7)	For the period July 1, 2005 (initial date of offering of units) to December 31, 2005.

	Calvert VP SRI Balanced Portfolio (Tier 2 Reduced Fee)
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$4.14	$3.77	$3.63	$3.25	$2.61	$3.82	$3.74	$3.45	$3.33

Unit value, end of period/year	$4.86	$4.14	$3.77	$3.63	$3.25	$2.61	$3.82	$3.74	$3.45

Units Outstanding (000’s), end of period/year	3,765	3,387	3,641	3,787	6,377	6,317	6,579	5,497	4,985

	DWS Capital Growth VIP (Tier 2 Reduced Fee)
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$45.43	$39.38	$41.47	$35.73	$28.30	$42.44	$37.89	$35.09	$32.74

Unit value, end of period/year	$60.81	$45.43	$39.38	$41.47	$35.73	$28.30	$42.44	$37.89	$35.09

Units Outstanding (000’s), end of period/year	719	754	805	746	1,954	2,171	2,480	2,518	2,655

	Oppenheimer Main Street Fund®/VA (Tier 2 Reduced Fee)
	2013	2012	2011	2010	2009	2008	2007	2006	2005(7)
Unit value, beginning of period/year	$26.93	$23.18	$23.32	$20.20	$15.82	$25.84	$24.87	$21.73	$20.46

Unit value, end of period/year	$35.28	$26.93	$23.18	$23.32	$20.20	$15.82	$25.84	$24.87	$21.73

Units Outstanding (000’s), end of period/year	188	173	153	131	216	194	180	100	25

	PIMCO Variable Insurance Trust Real Return Portfolio (Tier 2 Reduced Fee)	T. Rowe Price Blue Chip Growth Portfolio (Tier 2 Reduced Fee)
	2013(5)	2013(5)
Unit value, beginning of period	$13.22	$16.42

Unit value, end of period	$12.91	$18.93

Thousands of accumulation units outstanding, end of period	48	44

(5)	For the period August 5, 2013 (initial availability) to December 31, 2013.

(7)	For the period July 1, 2005 (initial date of offering of units) to December 31, 2005.

The dates the Funds of the Separate Account commenced operation or became available as sub-accounts are as follows:

Investment Company Money Market, All America, Bond and Composite Funds—January 1, 1985; DWS Capital Growth VIP, and American Century VP Capital Appreciation Fund—January 3, 1989; Calvert VP SRI Balanced Portfolio (Formerly named Calvert Variable Series, Inc., Social Balanced Portfolio)—May 13, 1991; Investment Company Equity Index, Mid-Term Bond Fund—February 5, 1993; Fidelity VIP Equity-Income, Fidelity VIP Contrafund® and Asset Manager Portfolios—May 1, 1995; Investment Company Mid-Cap Equity Index Fund— May 3, 1999; Investment Company Conservative, Moderate and Aggressive Allocation Funds—May 20, 2003; Investment Company Small Cap Value, Small Cap Growth and Mid Cap Value Funds—July 1, 2005; Investment Company International Fund and Retirement Funds—November 5, 2007; Oppenheimer Main Street Fund®/VA, the Fidelity VIP Mid Cap Portfolio, the Vanguard Variable Insurance Fund Diversified Value and International Portfolios—July 1, 2005; Investment Company 2050 Retirement Fund—October 1, 2012; and American Funds Insurance Series New World Fund, PIMCO Variable Insurance Trust Real Return Portfolio, T. Rowe Price Blue Chip Growth Portfolio and Vanguard Variable Insurance Fund REIT Index Portfolio - August 5, 2013 for investments by Separate Account Participants.

APPENDIX B

GENERAL ACCOUNT OPERATIONS

This Appendix B provides more information about our General Account’s operations and the risks of allocating Contributions to the General Account compared to allocating Contributions to the Separate Account. Contributions held in our General Account may pose different risks to Participants and Plans than Contributions supported by assets of our Separate Account.

When a Participant or Plan allocates contributions to our General Account, the contributions are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of the General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts and variable accumulation annuity contracts (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Participants.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Contracts held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Contracts and upon their termination. Members of Mutual of America’s senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

•	Reasonable classifications of different types of policies.

•	Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

•	The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combinations with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

•	The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market.

•	Compliance with applicable statutory and regulatory requirements.

•	Competitiveness of rates in light of industry practices and trends current at the time.

We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of contracts without regard to when such amounts were deposited to our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. We reserve the right to change this credited rate at any time. The credited interest rate may not be less than the minimum rate, if any, set forth in your Contract. If we declare a credited interest rate higher than such minimum rate, if any, set forth in your Contract, the higher credited interest rate will remain in effect until changed.

All amounts accumulated in our General Account (including credited interest) for Participants are guaranteed by us. Amounts held for a Participant are payable in full upon the Participant’s request for transfer, payment, withdrawal or discontinuance, subject to Plan provisions, the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans under a Plan. Generally, Contractholders are provided with a written notice of any changes to the interest rates applicable to amounts in our General Account, prior to the implementation. The credited interest rate applicable to amounts in our General Account is indicated in Participants’ quarterly statements.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Values maintained by Participants in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Contracts, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change the administrative charges. We also reserve the right to change the services we make available to Contractholders and Participants. We will provide written notices to Contractholders, and to Participants when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Participant’s quarterly statements reflect direct deductions from the Participant’s Account Value in the Separate Account or General Account. The Annual Pension Fund Report to Contractholders also reflects deductions and charges paid by the Contractholders.

A plan’s legal rights vary for contract amounts under our General Account and Separate Accounts. In general, we are subject to ERISA’s fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to plan participants or contractholders. ERISA requires insurers, in administering separate account assets that are subject to ERISA’s fiduciary rules, to act solely in the interest of a plan’s participants and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA’s fiduciary rules generally do not apply to assets held in the general account of an insurance company if the general account meets the definition of “guaranteed benefit policy” under Section 401(b)(2)(B) of ERISA. We believe that our General Account meets the definition of “guaranteed benefit policy,” and therefore assets held in our General Account are not “plan assets” under ERISA.

State regulation is typically more restrictive with respect to our General Account than our Separate Accounts. However, state insurance regulation may not provide the same level of protection to plan participants as ERISA regulation. In addition, our General Account contracts often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

STATEMENT OF ADDITIONAL INFORMATION

FOR

VARIABLE ACCUMULATION AND GROUP ANNUITY CONTRACTS

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue

New York, New York 10022-6839

Through its

SEPARATE ACCOUNT NO. 2

This Statement of Additional Information (“SAI”) expands upon subjects we discuss in the current Prospectuses for the Contracts that we offer (“Contracts”).

You may obtain a copy of the Prospectus, dated May 1, 2014, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The Prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus And You Should Read It In Conjunction With The Prospectus For The Contracts.

Dated: May 1, 2014

DISTRIBUTION OF THE CONTRACTS

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary and incentive compensation if Mutual of America Life Insurance Company’s (the “Company”) annual goals and objectives are met. There are no commissions or fees payable to other persons or entities for sales of the Contracts. The registered representatives who sell the Contracts are eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative’s office compared to sales targets we established for the office in that year. Representatives and certain staff from the top five regional offices will receive a trip to a conference site in the United States or its territories to attend a sales meeting. We also serve as principal underwriter of the Contracts.

We are registered with the Securities and Exchange Commission (“SEC”) as a broker-dealer and are a member of the Financial Industries Regulatory Authority (“FINRA”). All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.

We have no arrangements with any persons or entities to permit frequent transfers of contract value and no such arrangements are permitted.

CALCULATION OF ACCUMULATION UNIT VALUES

When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant’s interest in the Fund is represented by Accumulation Units. Each Fund’s Accumulation Units have a different value, based on the value of the Fund’s investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. If any plans are eligible for the Reduced Fee as set forth in the Prospectus, a particular Separate Account Fund will have Accumulation Unit values which reflect Separate Account charges applicable to plans that are not eligible for the Reduced Fee, and will also have Accumulation Units which reflect Separate Account charges for plans that are eligible for the Reduced Fee. To determine the change in a Fund’s Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.

For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)	the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

(b)	1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund’s assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Separate Account Funds that invest in shares of the Fidelity, DWS, Vanguard, American, T. Rowe Price, PIMCO, Oppenheimer, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)	the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by

(b)	1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund’s assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

* The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

YIELD AND PERFORMANCE INFORMATION

Money Market Fund

Regulations adopted by the SEC require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called yield. The SEC also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the effective yield.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account’s Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.	Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B.	Effective yield is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [Base Period Return + 1)365/7] – 1.

The standard current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2013 was (1.33)%. The Tier 1 Reduced Fee current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2013 was (0.63)%. The Tier 2 Reduced Fee current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2013 was (0.73)%.

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund’s actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market

Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund’s figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Funds Other Than Money Market

From time to time, we may include quotations of a Fund’s total return in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund’s shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

T = (ERV/P)1/n – 1.

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

See “Performance Information for the Separate Accounts” in the Prospectus.

Average Annual Total Returns (Standard)*

For the Periods Ended December 31, 2013

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	30.46%	16.36%	6.12%	7.74%	02/05/93
Investment Company All America	30.53%	16.23%	5.89%	9.30%	01/01/85
Investment Company Small Cap Value	27.79%	17.87%	N/A	8.08%	07/01/05
Investment Company Small Cap Growth	39.49%	18.57%	N/A	7.81%	07/01/05
Investment Company Mid Cap Value	26.23%	14.34%	N/A	5.64%	07/01/05
Investment Company Mid-Cap Equity Index	31.63%	20.22%	9.02%	8.59%	05/03/99
Investment Company Composite	14.97%	10.69%	4.56%	7.31%	01/01/85
Investment Company International	19.05%	9.92%	N/A	(1.27)%	11/05/07
Investment Company Money Market	(1.35)%	(1.25)%	0.55%	2.92%	01/01/85
Investment Company Mid-Term Bond	(1.74)%	4.21%	3.26%	4.06%	02/05/93
Investment Company Bond	(2.10)%	5.55%	3.81%	6.06%	01/01/85
Investment Company Retirement Income	6.13%	7.65%	N/A	4.28%	11/05/07
Investment Company 2010 Retirement	10.46%	9.79%	N/A	4.28%	11/05/07
Investment Company 2015 Retirement	13.44%	10.79%	N/A	4.22%	11/05/07
Investment Company 2020 Retirement	16.33%	12.13%	N/A	4.34%	11/05/07
Investment Company 2025 Retirement	19.68%	13.51%	N/A	4.50%	11/05/07
Investment Company 2030 Retirement	22.25%	14.48%	N/A	4.78%	11/05/07
Investment Company 2035 Retirement	24.43%	15.14%	N/A	4.58%	11/05/07

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company 2040 Retirement	25.69%	15.57%	N/A	4.81%	11/05/07
Investment Company 2045 Retirement	26.19%	15.56%	N/A	4.75%	11/05/07
Investment Company 2050 Retirement	26.66%	N/A	N/A	22.23%	10/01/12
Investment Company Conservative Allocation	6.06%	7.91%	4.35%	4.55%	05/20/03
Investment Company Moderate Allocation	14.29%	11.64%	5.71%	6.42%	05/20/03
Investment Company Aggressive Allocation	22.72%	14.92%	6.55%	7.88%	05/20/03
Fidelity VIP Equity-Income	26.76%	16.69%	5.56%	7.20%	05/01/95
Fidelity VIP Asset Manager	14.45%	12.21%	5.18%	6.04%	05/01/95
Fidelity VIP Contrafund®	29.86%	17.64%	8.24%	9.79%	05/01/95
Fidelity Mid Cap	34.75%	19.13%	N/A	9.20%	07/01/05
Vanguard VIF Diversified Value	27.86%	15.51%	N/A	5.80%	07/01/05
Vanguard VIF International	21.92%	14.91%	N/A	7.64%	07/01/05
Vanguard VIF REIT Index	N/A	N/A	N/A	(4.24)%	08/05/13
American Century VP Capital Appreciation	29.69%	19.60%	11.08%	8.15%	01/03/89
American Funds Insurance Series New World	N/A	N/A	N/A	7.57%	08/05/13
Calvert VP SRI Balanced	16.60%	12.62%	4.28%	5.74%	05/13/91
DWS Variable Series I Capital Growth VIP	33.05%	15.89%	6.77%	8.01%	01/03/89
Oppenheimer Main Street Fund®/VA	30.21%	16.75%	N/A	6.10%	07/01/05
PIMCO VIT Real Return	N/A	N/A	N/A	(2.58)%	08/05/13
T. Rowe Price Blue Chip Growth	N/A	N/A	N/A	15.05%	08/05/13

Information for the American Funds Insurance Series New World Fund®, PIMCO Variable Insurance Trust Real Return Portfolio, T. Rowe Price Blue Chip Growth Portfolio and Vanguard Variable Insurance Fund REIT Index Portfolio is based on a partial year because the funds commenced operations on August 5, 2013.

* Returns reflect the deduction of actual standard charges in effect for the periods shown excluding the $2 monthly charge.

Average Annual Total Returns (Tier 1 Reduced Fee)**

For the Periods Ended December 31, 2013

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	31.36%	17.07%	6.58%	7.96%	02/05/93
Investment Company All America	31.44%	16.93%	6.36%	9.47%	01/01/85
Investment Company Small Cap Value	28.68%	18.58%	N/A	8.64%	07/01/05
Investment Company Small Cap Growth	40.46%	19.29%	N/A	8.37%	07/01/05
Investment Company Mid Cap Value	27.11%	15.03%	N/A	6.19%	07/01/05
Investment Company Mid-Cap Equity Index	32.54%	20.94%	9.50%	8.92%	05/03/99
Investment Company Composite	15.77%	11.36%	5.03%	7.69%	01/01/85
Investment Company International	19.87%	10.58%	N/A	(0.71)%	11/05/07
Investment Company Money Market	(0.66)%	(0.65)%	0.99%	3.26%	01/01/85
Investment Company Mid-Term Bond	(1.06)%	4.84%	3.72%	4.28%	02/05/93
Investment Company Bond	(1.41)%	6.19%	4.27%	6.22%	01/01/85
Investment Company Retirement Income	6.87%	8.30%	N/A	4.87%	11/05/07
Investment Company 2010 Retirement	11.22%	10.45%	N/A	4.87%	11/05/07
Investment Company 2015 Retirement	14.23%	11.47%	N/A	4.81%	11/05/07
Investment Company 2020 Retirement	17.14%	12.81%	N/A	4.93%	11/05/07
Investment Company 2025 Retirement	20.51%	14.20%	N/A	5.09%	11/05/07
Investment Company 2030 Retirement	23.10%	15.17%	N/A	5.37%	11/05/07
Investment Company 2035 Retirement	25.30%	15.84%	N/A	5.17%	11/05/07
Investment Company 2040 Retirement	26.57%	16.27%	N/A	5.41%	11/05/07

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company 2045 Retirement	27.07%	16.26%	N/A	5.34%	11/05/07
Investment Company 2050 Retirement	27.66%	N/A	N/A	23.18%	10/01/12
Investment Company Conservative Allocation	6.80%	8.56%	4.81%	4.98%	05/20/03
Investment Company Moderate Allocation	15.09%	12.31%	6.18%	6.86%	05/20/03
Investment Company Aggressive Allocation	23.57%	15.61%	7.02%	8.33%	05/20/03
Fidelity VIP Equity-Income	27.64%	17.39%	6.02%	7.45%	05/01/95
Fidelity VIP Asset Manager	15.25%	12.89%	5.64%	6.29%	05/01/95
Fidelity VIP Contrafund	30.76%	18.35%	8.72%	10.05%	05/01/95
Fidelity VIP Mid Cap	35.69%	19.85%	N/A	9.77%	07/01/05
Vanguard VIF Diversified Value	28.75%	16.20%	N/A	6.35%	07/01/05
Vanguard VIF International	22.76%	15.60%	N/A	8.19%	07/01/05
Vanguard VIF REIT Index	N/A	N/A	N/A	(4.00)%	08/05/13
American Century VP Capital Appreciation	30.59%	20.32%	11.57%	8.34%	01/03/89
American Funds Insurance Series New World	N/A	N/A	N/A	7.85%	08/05/13
Calvert VP SRI Balanced	17.41%	13.30%	4.74%	5.94%	05/13/91
DWS Variable Series I Capital Growth VIP	33.97%	16.59%	7.24%	8.20%	01/03/89
Oppenheimer Main Street Fund®/VA	31.11%	17.46%	N/A	6.65%	07/01/05
PIMCO VIT Real Return	N/A	N/A	N/A	(2.33)%	08/05/13
T. Rowe Price Blue Chip Growth	N/A	N/A	N/A	15.35%	08/05/13

Information for the American Funds Insurance Series New World Fund®, PIMCO Variable Insurance Trust Real Return Portfolio, T. Rowe Price Blue Chip Growth Portfolio and Vanguard Variable Insurance Fund REIT Index Portfolio is based on a partial year because the funds commenced operations on August 5, 2013.

** Returns reflect the deduction of Tier 1 Reduced Fee charges for the period August 1, 2010 through December 31, 2013, the actual Reduced Fee in effect for the period July 1, 2005 through July 31, 2010, and the actual standard charges in effect for periods prior to July 1, 2005 excluding the $2 monthly charge.

Average Annual Total Returns (Tier 2 Reduced Fee)**

For the Periods Ended December 31, 2013

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	31.24%	16.99%	6.55%	7.95%	02/05/93
Investment Company All America	31.32%	16.85%	6.32%	9.45%	01/01/85
Investment Company Small Cap Value	28.55%	18.50%	N/A	8.60%	07/01/05
Investment Company Small Cap Growth	40.33%	19.21%	N/A	8.32%	07/01/05
Investment Company Mid Cap Value	26.99%	14.96%	N/A	6.15%	07/01/05
Investment Company Mid-Cap Equity Index	32.42%	20.86%	9.46%	8.89%	05/03/99
Investment Company Composite	15.67%	11.29%	4.99%	7.68%	01/01/85
Investment Company International	19.76%	10.51%	N/A	(0.77)%	11/05/07
Investment Company Money Market	(0.76)%	(0.71)%	0.96%	3.25%	01/01/85
Investment Company Mid-Term Bond	(1.14)%	4.78%	3.69%	4.26%	02/05/93
Investment Company Bond	(1.50)%	6.12%	4.24%	6.21%	01/01/85
Investment Company Retirement Income	6.76%	8.22%	N/A	4.81%	11/05/07
Investment Company 2010 Retirement	11.11%	10.37%	N/A	4.81%	11/05/07
Investment Company 2015 Retirement	14.11%	11.39%	N/A	4.75%	11/05/07
Investment Company 2020 Retirement	17.02%	12.73%	N/A	4.87%	11/05/07
Investment Company 2025 Retirement	20.39%	14.12%	N/A	5.03%	11/05/07
Investment Company 2030 Retirement	22.98%	15.09%	N/A	5.31%	11/05/07
Investment Company 2035 Retirement	25.17%	15.76%	N/A	5.11%	11/05/07

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company 2040 Retirement	26.44%	16.19%	N/A	5.35%	11/05/07
Investment Company 2045 Retirement	26.94%	16.18%	N/A	5.28%	11/05/07
Investment Company 2050 Retirement	27.41%	N/A	N/A	22.96%	10/01/12
Investment Company Conservative Allocation	6.71%	8.50%	4.78%	4.95%	05/20/03
Investment Company Moderate Allocation	14.99%	12.24%	6.15%	6.83%	05/20/03
Investment Company Aggressive Allocation	23.46%	15.54%	6.99%	8.30%	05/20/03
Fidelity VIP Equity-Income	27.51%	17.31%	5.99%	7.43%	05/01/95
Fidelity VIP Asset Manager	15.13%	12.81%	5.61%	6.27%	05/01/95
Fidelity VIP Contrafund	30.63%	18.27%	8.68%	10.03%	05/01/95
Fidelity VIP Mid Cap	35.55%	19.76%	N/A	9.72%	07/01/05
Vanguard VIF Diversified Value	28.63%	16.13%	N/A	6.31%	07/01/05
Vanguard VIF International	22.65%	15.52%	N/A	8.15%	07/01/05
Vanguard VIF REIT Index	N/A	N/A	N/A	(4.03)%	08/05/13
American Century VP Capital Appreciation	30.46%	20.24%	11.53%	8.33%	01/03/89
American Funds Insurance Series New World	N/A	N/A	N/A	7.81%	08/05/13
Calvert VP SRI Balanced	17.31%	13.23%	4.70%	5.93%	05/13/91
DWS Variable Series I Capital Growth VIP	33.85%	16.52%	7.21%	8.19%	01/03/89
Oppenheimer Main Street Fund®/VA	30.99%	17.38%	N/A	6.61%	07/01/05
PIMCO VIT Real Return	N/A	N/A	N/A	(2.36)%	08/05/13
T. Rowe Price Blue Chip Growth	N/A	N/A	N/A	15.31%	08/05/13

Information for the American Funds Insurance Series New World Fund®, PIMCO Variable Insurance Trust Real Return Portfolio, T. Rowe Price Blue Chip Growth Portfolio and Vanguard Variable Insurance Fund REIT Index Portfolio is based on a partial year because the funds commenced operations on August 5, 2013.

** Returns reflect the deduction of Tier 2 Reduced Fee charges for the periods August 1, 2010 through December 31, 2013, the actual Reduced Fee in effect for the period July 1, 2005 through July 31, 2010, and the actual standard charges in effect for periods prior to July 1, 2005 excluding the $2 monthly charge.

The standard current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2013 was (1.33)%. The Tier 1 Reduced Fee current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2013 was (0.63)%. The Tier 2 Reduced Fee current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2013 was (0.73)%.

The returns for the All America Fund (previously called the “Stock Fund”) prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date.

The inception dates are for the Funds in Separate Account No. 2.

In the above tables, we did not deduct the $2.00 monthly contract fee from each Separate Account Fund. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant’s actual allocation of Account Balance.

If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds could be lower than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(a)	Investment Company Money Market Fund,

(b)	Investment Company Mid-Term Bond Fund,

(c)	Investment Company Bond Fund,

(d)	Investment Company Composite Fund,

(e)	Fidelity VIP Asset Manager Portfolio,

(f)	Calvert VP SRI Balanced Portfolio,

(g)	Fidelity VIP Equity-Income Portfolio,

(h)	Investment Company All America Fund,

(i)	Investment Company Equity Index Fund,

(j)	Investment Company Mid-Cap Equity Index Fund,

(k)	Fidelity VIP Contrafund® Portfolio,

(l)	DWS Variable Series I Capital Growth VIP,

(m)	American Century VP Capital Appreciation Fund,

(n)	Investment Company Conservative Allocation Fund,

(o)	Investment Company Moderate Allocation Fund,

(p)	Investment Company Aggressive Allocation Fund,

(q)	Investment Company Small Cap Value Fund,

(r)	Investment Company Small Cap Growth Fund,

(s)	Investment Company Mid Cap Value Fund,

(t)	Fidelity VIP Mid Cap Portfolio,

(u)	Oppenheimer Main Street Fund®/VA,

(v)	Vanguard VIF Diversified Value Portfolio,

(w)	Vanguard VIF International Portfolio,

(x)	Investment Company International Fund

(y)	Investment Company Retirement Income Fund,

(z)	Investment Company 2010 Retirement Fund,

(aa)	Investment Company 2015 Retirement Fund,

(bb)	Investment Company 2020 Retirement Fund,

(cc)	Investment Company 2025 Retirement Fund,

(dd)	Investment Company 2030 Retirement Fund,

(ee)	Investment Company 2035 Retirement Fund,

(ff)	Investment Company 2040 Retirement Fund,

(gg)	Investment Company 2045 Retirement Fund,

(hh)	Investment Company 2050 Retirement Fund,

(ii)	American Funds Insurance Series New World Fund® ,

(jj)	PIMCO VIT Real Return Portfolio,

(kk)	T. Rowe Price Blue Chip Growth Portfolio, and

(ll)	Vanguard VIF REIT Index Portfolio.

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund’s figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

See “Performance Information for the Separate Accounts” in the Prospectus.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the Separate Account’s assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate Account Funds.

STATE REGULATION

We are subject to regulation by the New York State Superintendent of Financial Services (“Superintendent”) as well as by the insurance departments of all the other states and jurisdictions in which we do business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and records are subject to review and examination by the Superintendent and the Superintendent’s agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.

The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms. State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

PERIODIC REPORTS

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1)	Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

•	the allocation of contributed amounts to the Separate and General Accounts;

•	the date Deferred Compensation was deducted from your salary or the Contribution was made, as well as any designation of the Contribution as a Designated Roth Contribution (if permitted by your Plan); and

•	the date the amount was credited to your account.

(3)	Interest accrued on amounts allocated for you to the General Account.

(4)	The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account;

(5)	The total amounts of all withdrawals and transfers from the General Account and each Fund; and

(6)	Any change in your plan’s status with respect to eligibility for the Reduced Fee.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts and certain legal matters relating to Federal securities laws, have been passed upon by James J. Roth, Senior Executive Vice President and General Counsel of Mutual of America.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statements of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2013 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the “Company”) as of December 31, 2013 and 2012, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2013, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report, dated March 19, 2014, covering the December 31, 2013, 2012 and 2011 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, concerning the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the SEC. The SEC has an Internet website at http://www.sec.gov, or you may write to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2013 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the “Company”) as of December 31, 2013 and 2012, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2013, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report, dated March 19, 2014, covering the December 31, 2013, 2012 and 2011 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services.

When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2013 are included as follows:

Financial Statements of Mutual of America for 2013, 2012 and 2011 are included as follows:

Page
Report of Independent Registered Public Accounting Firm
Consolidated Statements of Financial Condition
Consolidated Statements of Operations and Surplus
Consolidated Statements of Cash Flows
Notes to Consolidated Financial Statements

You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 2:

We have audited the accompanying statements of assets and liabilities of Mutual of America Separate Account No. 2 (comprising the sub-accounts listed in note 1 and collectively referred to as the “Separate Account”) as of December 31, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the underlying mutual funds or their transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 2 as of December 31, 2013, the results of its operations for the year or period then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 29, 2014

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	Investment Company
	Equity Index Fund	All America Fund	Small Cap Value Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: Equity Index Fund—$289,998,037 All America Fund—$208,354,842 Small Cap Value Fund—$135,517,096)
(Notes 1 and 2)	$457,095,709	$253,460,703	$205,715,113
Due From (To) Mutual of America General Account	120,479	66,645	108,667

Net Assets	$457,216,188	$253,527,348	$205,823,780

Tier 1 Reduced Fee Units:
Net Assets at December 31, 2013	$114,995,751	$56,544,951	$47,949,664

Units Outstanding at December 31, 2013	23,153,249	3,886,996	23,683,548

Unit Value at December 31, 2013	$4.97	$14.55	$2.02

Tier 2 Reduced Fee Units:
Net Assets at December 31, 2013	$77,081,821	$35,845,030	$40,191,066

Units Outstanding at December 31, 2013	15,570,267	2,472,099	19,919,781

Unit Value at December 31, 2013	$4.95	$14.50	$2.02

Standard Units:
Net Assets at December 31, 2013	$265,138,616	$161,137,367	$117,683,050

Units Outstanding at December 31, 2013	55,789,023	11,576,613	60,755,380

Unit Value at December 31, 2013	$4.75	$13.92	$1.94

	Investment Company
	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund

Investments in Mutual of America Investment Corporation
at fair value
(Cost:
Small Cap Growth Fund—$169,728,302
Mid Cap Value Fund—$32,336,914
Mid-Cap Equity Index Fund—$265,756,134
Composite Fund—$134,895,579)

(Notes 1 and 2)	$237,962,117	$43,418,445	$389,433,330	$159,849,255
Due From (To) Mutual of America General Account	105,041	63,010	109,524	(42,130)

Net Assets	$238,067,158	$43,481,455	$389,542,854	$159,807,125

Tier 1 Reduced Fee Units:
Net Assets at December 31, 2013	$53,557,296	$11,220,139	$94,628,392	$37,366,764

Units Outstanding at December 31, 2013	27,028,431	6,728,509	27,008,633	4,371,969

Unit Value at December 31, 2013	$1.98	$1.67	$3.50	$8.55

Tier 2 Reduced Fee Units:
Net Assets at December 31, 2013	$44,220,953	$7,747,291	$62,654,914	$21,172,441

Units Outstanding at December 31, 2013	22,392,635	4,661,460	17,941,922	2,484,921

Unit Value at December 31, 2013	$1.97	$1.66	$3.49	$8.52

Standard Units:
Net Assets at December 31, 2013	$140,288,909	$24,514,025	$232,259,548	$101,267,920

Units Outstanding at December 31, 2013	73,999,378	15,364,382	69,280,003	12,382,715

Unit Value at December 31, 2013	$1.90	$1.60	$3.35	$8.18

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	Investment Company
	International Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: International Fund — $14,689,947 Money Market Fund — $59,206,062 Mid-Term Bond Fund — $110,527,790 Bond Fund — $224,848,755)
(Notes 1 and 2)	$17,925,808	$60,119,533	$117,679,863	$232,905,245
Due From (To) Mutual of America General Account	58,696	26,647	(20,383)	134,396

Net Assets	$17,984,504	$60,146,180	$117,659,480	$233,039,641

Tier 1 Reduced Fee Units:
Net Assets at December 31, 2013	$5,624,141	$17,400,335	$32,657,436	$58,916,532

Units Outstanding at December 31, 2013	5,878,190	6,854,255	13,601,190	9,702,093

Unit Value at December 31, 2013	$0.96	$2.54	$2.40	$6.07

Tier 2 Reduced Fee Units:
Net Assets at December 31, 2013	$4,025,956	$11,712,167	$21,782,777	$46,659,659

Units Outstanding at December 31, 2013	4,221,721	4,629,090	9,098,532	7,706,943

Unit Value at December 31, 2013	$0.95	$2.53	$2.39	$6.05

Standard Units:
Net Assets at December 31, 2013	$8,334,407	$31,033,678	$63,219,267	$127,463,450

Units Outstanding at December 31, 2013	9,018,662	12,778,492	27,516,690	21,937,978

Unit Value at December 31, 2013	$0.92	$2.43	$2.30	$5.81

	Investment Company
	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: Retirement Income Fund—$20,687,444 2010 Retirement Fund—$14,960,494 2015 Retirement Fund—$74,476,843)
(Notes 1 and 2)	$22,287,777	$16,878,035	$89,904,487
Due From (To) Mutual of America General Account	107,270	35,283	42,330

Net Assets	$22,395,047	$16,913,318	$89,946,817

Tier 1 Reduced Fee Units:
Net Assets at December 31, 2013	$5,969,782	$5,813,588	$26,086,126

Units Outstanding at December 31, 2013	4,454,533	4,391,269	19,887,826

Unit Value at December 31, 2013	$1.34	$1.32	$1.31

Tier 2 Reduced Fee Units:
Net Assets at December 31, 2013	$4,547,856	$2,753,742	$16,245,128

Units Outstanding at December 31, 2013	3,405,575	2,087,468	12,429,297

Unit Value at December 31, 2013	$1.34	$1.32	$1.31

Standard Units:
Net Assets at December 31, 2013	$11,877,409	$8,345,988	$47,615,563

Units Outstanding at December 31, 2013	9,176,627	6,527,264	37,589,176

Unit Value at December 31, 2013	$1.29	$1.28	$1.27

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	Investment Company
	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: 2020 Retirement Fund—$135,336,815 2025 Retirement Fund—$128,779,524 2030 Retirement Fund—$97,970,900)
(Notes 1 and 2)	$167,397,623	$164,775,378	$129,900,608
Due From (To) Mutual of America General Account	90,475	600,800	131,063

Net Assets	$167,488,098	$165,376,178	$130,031,671

Tier 1 Reduced Fee Units:
Net Assets at December 31, 2013	$51,538,230	$46,699,352	$37,838,311

Units Outstanding at December 31, 2013	39,322,889	34,873,034	27,661,707

Unit Value at December 31, 2013	$1.31	$1.34	$1.37

Tier 2 Reduced Fee Units:
Net Assets at December 31, 2013	$34,374,997	$36,139,755	$29,534,469

Units Outstanding at December 31, 2013	26,321,308	27,083,251	21,667,864

Unit Value at December 31, 2013	$1.31	$1.33	$1.36

Standard Units:
Net Assets at December 31, 2013	$81,574,871	$82,537,071	$62,658,891

Units Outstanding at December 31, 2013	64,446,225	63,819,165	47,430,445

Unit Value at December 31, 2013	$1.27	$1.29	$1.32

	Investment Company
	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund

Investments in Mutual of America Investment Corporation
at fair value
(Cost:
2035 Retirement Fund—$78,810,157
2040 Retirement Fund—$70,556,300
2045 Retirement Fund—$89,933,020
2050 Retirement Fund—$10,355,798)

(Notes 1 and 2)	$105,991,656	$96,423,585	$123,206,545	$11,643,083
Due From (To) Mutual of America General Account	92,797	112,925	35,782	39,833

Net Assets	$106,084,453	$96,536,510	$123,242,327	$11,682,916

Tier 1 Reduced Fee Units:
Net Assets at December 31, 2013	$31,211,526	$29,640,780	$39,138,920	$3,317,737

Units Outstanding at December 31, 2013	22,875,307	21,647,931	28,751,874	2,555,587

Unit Value at December 31, 2013	$1.36	$1.37	$1.36	$1.30

Tier 2 Reduced Fee Units:
Net Assets at December 31, 2013	$24,125,895	$20,490,520	$29,343,815	$2,319,256

Units Outstanding at December 31, 2013	17,744,965	15,017,564	21,632,659	1,790,421

Unit Value at December 31, 2013	$1.36	$1.36	$1.36	$1.30

Standard Units:
Net Assets at December 31, 2013	$50,747,032	$46,405,210	$54,759,592	$6,045,923

Units Outstanding at December 31, 2013	38,510,978	35,092,004	41,652,633	4,702,254

Unit Value at December 31, 2013	$1.32	$1.32	$1.31	$1.29

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	Investment Company
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investments in Mutual of America Investment Corporation at fair value (Cost: Conservative Allocation Fund—$60,788,316 Moderate Allocation Fund—$161,108,588 Aggressive Allocation Fund—$121,149,251)
(Notes 1 and 2)	$68,626,917	$206,890,834	$172,404,085
Due From (To) Mutual of America General Account	121,680	125,747	51,531

Net Assets	$68,748,597	$207,016,581	$172,455,616

Tier 1 Reduced Fee Units:
Net Assets at December 31, 2013	$15,561,366	$53,263,978	$44,505,108

Units Outstanding at December 31, 2013	9,283,207	26,308,240	19,021,601

Unit Value at December 31, 2013	$1.68	$2.02	$2.34

Tier 2 Reduced Fee Units:
Net Assets at December 31, 2013	$15,927,687	$42,937,539	$38,473,601

Units Outstanding at December 31, 2013	9,529,611	21,272,172	16,495,065

Unit Value at December 31, 2013	$1.67	$2.02	$2.33

Standard Units:
Net Assets at December 31, 2013	$37,259,544	$110,815,064	$89,476,907

Units Outstanding at December 31, 2013	23,231,300	57,198,857	39,963,888

Unit Value at December 31, 2013	$1.60	$1.94	$2.24

	Fidelity
	VIP Equity-Income Portfolio	VIP Asset Manager Portfolio	VIP Contrafund Portfolio	VIP Mid Cap Portfolio

Investments in Fidelity VIP Portfolios
at fair value
(Cost:
Fidelity VIP Equity-Income Portfolio—$247,165,416
Fidelity VIP Asset Manager Portfolio—$115,797,138
Fidelity VIP Contrafund Portfolio—$466,362,253
Fidelity VIP Mid Cap Portfolio—$149,018,776)

(Notes 1 and 2)	$270,346,144	$139,879,089	$657,191,646	$178,767,646
Due From (To) Mutual of America General Account	199,289	69,219	207,179	105,387

Net Assets	$270,545,433	$139,948,308	$657,398,825	$178,873,033

Tier 1 Reduced Fee Units:
Net Assets at December 31, 2013	$71,378,663	$41,308,526	$164,140,796	$47,402,982

Units Outstanding at December 31, 2013	1,143,527	941,040	2,398,006	701,414

Unit Value at December 31, 2013	$62.42	$43.90	$68.45	$67.58

Tier 2 Reduced Fee Units:
Net Assets at December 31, 2013	$50,903,001	$25,541,584	$115,574,878	$34,234,011

Units Outstanding at December 31, 2013	818,379	583,925	1,694,435	508,342

Unit Value at December 31, 2013	$62.20	$43.74	$68.21	$67.34

Standard Units:
Net Assets at December 31, 2013	$148,263,769	$73,098,198	$377,683,151	$97,236,040

Units Outstanding at December 31, 2013	2,482,418	1,740,349	5,766,811	1,503,753

Unit Value at December 31, 2013	$59.73	$42.00	$65.49	$64.66

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	Vanguard			American Century
	VIF Diversified Value Portfolio	VIF International Portfolio	VIF REIT Index Portfolio	VP Capital Appreciation Fund

Investments in Vanguard VIF Portfolios and
American Century VP Capital Appreciation Fund
at fair value
(Cost:
Vanguard VIF Diversified Value Portfolio—$109,406,466
Vanguard VIF International Portfolio—$241,899,910
Vanguard VIF REIT Index Portfolio—$3,119,127
American Century VP Capital Appreciation Fund—$185,849,024)

(Notes 1 and 2)	$146,163,308	$296,909,862	$3,066,006	$291,266,292
Due From (To) Mutual of America General Account	201,311	25,004	624	217,953

Net Assets	$146,364,619	$296,934,866	$3,066,630	$291,484,245

Tier 1 Reduced Fee Units:
Net Assets at December 31, 2013	$35,756,410	$80,278,659	$660,675	$66,072,197

Units Outstanding at December 31, 2013	1,514,251	2,778,769	55,814	1,753,795

Unit Value at December 31, 2013	$23.61	$28.89	$11.84	$37.67

Tier 2 Reduced Fee Units:
Net Assets at December 31, 2013	$29,750,687	$60,062,028	$632,045	$51,195,022

Units Outstanding at December 31, 2013	1,263,912	2,085,658	53,414	1,363,646

Unit Value at December 31, 2013	$23.54	$28.80	$11.83	$37.54

Standard Units:
Net Assets at December 31, 2013	$80,857,522	$156,594,179	$1,773,910	$174,217,026

Units Outstanding at December 31, 2013	3,578,381	5,664,400	150,247	4,832,552

Unit Value at December 31, 2013	$22.60	$27.65	$11.81	$36.05

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	American Funds	Calvert	DWS
	New World Fund	VP SRI Balanced Portfolio	Capital Growth VIP

Investments in American Funds New World Fund,
Calvert VP SRI Balanced Portfolio and
DWS Capital Growth VIP
at fair value
(Cost:
American Funds New World Fund—$1,456,806
Calvert VP SRI Balanced Portfolio—$97,420,305
DWS Capital Growth VIP—$151,161,588)

(Notes 1 and 2)	$1,492,710	$109,818,431	$257,488,616
Due From (To) Mutual of America General Account	32,009	168,981	101,242

Net Assets	$1,524,719	$109,987,412	$257,589,858

Tier 1 Reduced Fee Units:
Net Assets at December 31, 2013	$410,499	$23,893,138	$62,721,916

Units Outstanding at December 31, 2013	16,204	4,900,686	1,028,194

Unit Value at December 31, 2013	$25.33	$4.88	$61.00

Tier 2 Reduced Fee Units:
Net Assets at December 31, 2013	$247,750	$18,298,658	$43,699,669

Units Outstanding at December 31, 2013	9,783	3,764,733	718,657

Unit Value at December 31, 2013	$25.32	$4.86	$60.81

Standard Units:
Net Assets at December 31, 2013	$866,470	$67,795,616	$151,168,273

Units Outstanding at December 31, 2013	34,291	14,531,729	2,589,677

Unit Value at December 31, 2013	$25.27	$4.67	$58.37

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2013

	Oppenheimer	PIMCO	T. Rowe Price
	Main Street Fund/VA	VIT Real Return Portfolio	Blue Chip Growth Portfolio
Investments in Oppenheimer Main Street Fund/VA, PIMCO VIT Real Return Portfolio and T. Rowe Price Blue Chip Growth Portfolio at fair value (Cost: Oppenheimer Main Street Fund/VA—$22,646,512 PIMCO VIT Real Return Portfolio—$3,666,744 T. Rowe Price Blue Chip Growth Portfolio—$5,075,599) (Notes 1 and 2)	$32,901,843	$3,535,307	$5,458,474
Due From (To) Mutual of America General Account	20,759	29,916	165,685

Net Assets	$32,922,602	$3,565,223	$5,624,159

Tier 1 Reduced Fee Units:
Net Assets at December 31, 2013	$9,317,826	$430,608	$1,175,553

Units Outstanding at December 31, 2013	263,307	33,350	62,066

Unit Value at December 31, 2013	$35.39	$12.91	$18.94

Tier 2 Reduced Fee Units:
Net Assets at December 31, 2013	$6,623,263	$616,235	$834,042

Units Outstanding at December 31, 2013	187,758	47,742	44,052

Unit Value at December 31, 2013	$35.28	$12.91	$18.93

Standard Units:
Net Assets at December 31, 2013	$16,981,513	$2,518,380	$3,614,564

Units Outstanding at December 31, 2013	501,483	195,547	191,332

Unit Value at December 31, 2013	$33.86	$12.88	$18.89

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2013

	Investment Company
	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$6,567,126	$3,188,482	$2,935,022	$—	$386,457	$3,541,726
Expenses (Note 3)	3,738,816	2,184,879	1,705,137	1,796,868	357,636	3,197,873

Net Investment Income (Loss)	2,828,310	1,003,603	1,229,885	(1,796,868)	28,821	343,853

Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	6,536,748	1,002,915	2,985,522	1,794,585	696,762	5,103,955
Realized gain from distributions	2,677,434	2,441,488	—	13,826,792	646,226	9,762,683

Net realized gain (loss) on investments	9,214,182	3,444,403	2,985,522	15,621,377	1,342,988	14,866,638

Net change in unrealized appreciation (depreciation) on investments	95,604,093	56,705,742	41,616,061	50,370,914	7,509,724	76,928,487

Net Realized and Unrealized Gain (Loss) on Investments	104,818,275	60,150,145	44,601,583	65,992,291	8,852,712	91,795,125

Net Increase (Decrease) in Net Assets Resulting From Operations	$107,646,585	$61,153,748	$45,831,468	$64,195,423	$8,881,533	$92,138,978

	Investment Company
	Composite Fund	International Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund	Retirement Income Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$3,175,350	$312,213	$—	$3,561,244	$7,267,216	$147
Expenses (Note 3)	1,471,563	132,387	559,024	1,149,111	2,233,728	181,964

Net Investment Income (Loss)	1,703,787	179,826	(559,024)	2,412,133	5,033,488	(181,817)

Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	1,294,006	179,153	214,173	1,319,830	1,865,521	290,697
Realized gain from distributions	—	—	—	289,027	388,693	318,901

Net realized gain (loss) on investments	1,294,006	179,153	214,173	1,608,857	2,254,214	609,598

Net change in unrealized appreciation (depreciation) on investments	18,812,669	2,488,510	(313,973)	(5,926,348)	(12,246,415)	810,091

Net Realized and Unrealized Gain (Loss) on Investments	20,106,675	2,667,663	(99,800)	(4,317,491)	(9,992,201)	1,419,689

Net Increase (Decrease) in Net Assets Resulting From Operations	$21,810,462	$2,847,489	$(658,824)	$(1,905,358)	$(4,958,713)	$1,237,872

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2013

	Investment Company
	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$141	$6,566	$16,091	$20,275	$19,550	$18,560
Expenses (Note 3)	137,224	741,023	1,187,209	1,167,582	904,150	734,907

Net Investment Income (Loss)	(137,083)	(734,457)	(1,171,118)	(1,147,307)	(884,600)	(716,347)

Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	303,607	1,590,301	789,195	462,370	425,830	354,851
Realized gain from distributions	749,701	3,324,886	2,798,873	2,595,800	1,797,600	1,377,582

Net realized gain (loss) on investments	1,053,308	4,915,187	3,588,068	3,058,170	2,223,430	1,732,433

Net change in unrealized appreciation (depreciation) on investments	719,014	6,439,965	18,665,994	22,094,936	19,795,582	17,635,129

Net Realized and Unrealized Gain (Loss) on Investments	1,772,322	11,355,152	22,254,062	25,153,106	22,019,012	19,367,562

Net Increase (Decrease) in Net Assets Resulting From Operations	$1,635,239	$10,620,695	$21,082,944	$24,005,799	$21,134,412	$18,651,215

	Investment Company
	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$22,262	$32,199	$2,281	$24,931	$41,495	$41,571
Expenses (Note 3)	673,487	848,351	48,165	583,833	1,690,920	1,383,796

Net Investment Income (Loss)	(651,225)	(816,152)	(45,884)	(558,902)	(1,649,425)	(1,342,225)

Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	232,216	265,734	5,885	683,284	1,627,394	1,839,780
Realized gain from distributions	1,126,221	1,309,824	1,941	786,954	1,986,982	1,698,930

Net realized gain (loss) on investments	1,358,437	1,575,558	7,826	1,470,238	3,614,376	3,538,710

Net change in unrealized appreciation (depreciation) on investments	17,126,416	22,655,496	1,274,261	3,061,670	23,538,452	29,825,427

Net Realized and Unrealized Gain (Loss) on Investments	18,484,853	24,231,054	1,282,087	4,531,908	27,152,828	33,364,137

Net Increase (Decrease) in Net Assets Resulting From Operations	$17,833,628	$23,414,902	$1,236,203	$3,973,006	$25,503,403	$32,021,912

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2013

	Fidelity				Vanguard
	VIP Equity-Income Portfolio	VIP Asset Manager Portfolio	VIP Contrafund Portfolio	VIP Mid Cap Portfolio	VIF Diversified Value Portfolio	VIF International Portfolio
Investment Income and Expenses:
Dividend Income (Note 1)	$6,329,153	$2,106,089	$6,412,073	$811,434	$2,654,198	$3,794,302
Expenses (Note 3)	2,010,345	1,045,437	4,840,536	1,218,603	1,168,211	2,222,578

Net Investment Income (Loss)	4,318,808	1,060,652	1,571,537	(407,169)	1,485,987	1,571,724

Net Realized and Unrealized Gain (loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	1,289,326	1,322,725	7,198,762	1,351,455	882,913	1,101,194
Realized gain from distributions	16,725,954	326,819	170,736	20,362,038	—	—

Net realized gain (loss) on investments	18,015,280	1,649,544	7,369,498	21,713,493	882,913	1,101,194

Net change in unrealized appreciation (depreciation) on investment	35,805,931	15,583,963	146,567,110	24,338,192	28,734,399	49,482,013

Net Realized and Unrealized Gain (Loss) on Investments	53,821,211	17,233,507	153,936,608	46,051,685	29,617,312	50,583,207

Net Increase (Decrease) in Net Assets Resulting From Operations	$58,140,019	$18,294,159	$155,508,145	$45,644,516	$31,103,299	$52,154,931

	Vanguard	American Century	American Funds	Calvert	DWS	Oppenheimer
	VIF REIT Index Portfolio(†)	VP Capital Appreciation Fund	New World Fund(†)	VP SRI Balanced Portfolio	Capital Growth VIP	Main Street Fund/VA
Investment Income and Expenses:
Dividend Income (Note 1)	$—	$—	$16,933	$1,094,563	$2,882,080	$305,696
Expenses (Note 3)	5,766	1,799,311	2,401	970,700	2,129,355	251,267

Net Investment Income (Loss)	(5,766)	(1,799,311)	14,532	123,863	752,725	54,429

Net realized and Unrealized Gain (loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(672)	7,071,167	(243)	947,108	7,385,546	771,555
Realized gain from distributions	—	9,929,365	—	9,233,336	—	—

Net realized gain (loss) on investments	(672)	17,000,532	(243)	10,180,444	7,385,546	771,555

Net change in unrealized appreciation (depreciation) on investments	(53,121)	52,919,539	35,904	5,567,208	58,511,335	6,767,260

Net Realized and Unrealized Gain (Loss) on Investments	(53,793)	69,920,071	35,661	15,747,652	65,896,881	7,538,815

Net Increase (Decrease) in Net Assets Resulting From Operations	$(59,559)	$68,120,760	$50,193	$15,871,515	$66,649,606	$7,593,244

(†)	For the period August 5, 2013 (Initial Offering Date of Units) to December 31, 2013.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2013

	PIMCO	T. Rowe Price
	VIT Real Return Portfolio(†)	Blue Chip Growth Portfolio(†)
Investment Income and Expenses:
Dividend Income (Note 1)	$59,009	$1,193
Expenses (Note 3)	6,073	7,058

Net Investment Income (Loss)	52,936	(5,865)

Net Realized and Unrealized Gain (loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(3,262)	646
Realized gain from distributions	23,217	—

Net realized gain (loss) on investments	19,955	646

Net change in unrealized appreciation (depreciation) on investments	(131,437)	382,875

Net Realized and Unrealized Gain (Loss) on Investments	(111,482)	383,521

Net Increase (Decrease) in Net Assets Resulting From Operations	$(58,546)	$377,656

(†)	For the period August 5, 2013 (Initial Offering Date of Units) to December 31, 2013.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Investment Company
	Equity Index Fund		All America Fund		Small Cap Value Fund
	2013	2012	2013	2012	2013	2012
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,828,310	$(3,188,238)	$1,003,603	$(1,992,060)	$1,229,885	$(1,517,758)
Net realized gain (loss) on investments	9,214,182	3,725,054	3,444,403	(1,735,142)	2,985,522	1,462,556
Net change in unrealized appreciation (depreciation) on investments	95,604,093	45,196,918	56,705,742	29,484,103	41,616,061	21,341,397

Net Increase (Decrease) in net assets resulting from operations	107,646,585	45,733,734	61,153,748	25,756,901	45,831,468	21,286,195

From Unit Transactions:
Contributions	33,480,126	28,455,885	11,108,800	11,411,544	14,602,872	13,761,701
Withdrawals	(38,634,457)	(27,195,475)	(18,685,103)	(18,663,214)	(15,327,990)	(14,255,838)
Net transfers	2,337,715	(3,704,521)	(3,995,150)	(6,108,029)	(4,514,790)	(5,589,827)
Contract fees (Note 3)	(58,849)	(64,079)	(49,959)	(54,181)	(12,725)	(12,764)

Net Increase (Decrease) from unit transactions	(2,875,465)	(2,508,190)	(11,621,412)	(13,413,880)	(5,252,633)	(6,096,728)

Net Increase (Decrease) in Net Assets	104,771,120	43,225,544	49,532,336	12,343,021	40,578,835	15,189,467
Net Assets:
Beginning of Year	352,445,068	309,219,524	203,995,012	191,651,991	165,244,945	150,055,478

End of Year	$457,216,188	$352,445,068	$253,527,348	$203,995,012	$205,823,780	$165,244,945

	Investment Company
	Small Cap Growth Fund		Mid Cap Value Fund		Mid-Cap Equity Index Fund
	2013	2012	2013	2012	2013	2012
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,796,868)	$(1,588,201)	$28,821	$(284,536)	$343,853	$(2,532,816)
Net realized gain (loss) on investments	15,621,377	3,365,675	1,342,988	213,815	14,866,638	12,847,044
Net change in unrealized appreciation (depreciation) on investments	50,370,914	5,792,394	7,509,724	2,897,130	76,928,487	29,520,679

Net Increase (Decrease) in net assets resulting from operations	64,195,423	7,569,868	8,881,533	2,826,409	92,138,978	39,834,907

From Unit Transactions:
Contributions	15,777,577	15,411,959	5,133,376	4,782,313	32,522,132	25,491,932
Withdrawals	(15,682,502)	(14,625,000)	(2,989,464)	(2,938,311)	(26,893,835)	(23,661,617)
Net transfers	16,260,044	(13,142,262)	1,152,801	(1,631,907)	17,648,887	(8,061,812)
Contract fees (Note 3)	(2,771)	(2,768)	(1,099)	(1,129)	(31,933)	(32,703)

Net Increase (Decrease) from unit transactions	16,352,348	(12,358,071)	3,295,614	210,966	23,245,251	(6,264,200)

Net Increase (Decrease) in Net Assets	80,547,771	(4,788,203)	12,177,147	3,037,375	115,384,229	33,570,707
Net Assets:
Beginning of Year	157,519,387	162,307,590	31,304,308	28,266,933	274,158,625	240,587,918

End of Year	$238,067,158	$157,519,387	$43,481,455	$31,304,308	$389,542,854	$274,158,625

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Investment Company
	Composite Fund		International Fund		Money Market Fund
	2013	2012	2013	2012	2013	2012
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,703,787	$(1,411,604)	$179,826	$(94,936)	$(559,024)	$(631,075)
Net realized gain (loss) on investments	1,294,006	96,566	179,153	(7,467)	214,173	230,792
Net change in unrealized appreciation (depreciation) on investments	18,812,669	15,840,437	2,488,510	1,871,408	(313,973)	(342,370)

Net Increase (Decrease) in net assets resulting from operations	21,810,462	14,525,399	2,847,489	1,769,005	(658,824)	(742,653)

From Unit Transactions:
Contributions	8,903,839	8,005,267	3,762,800	3,528,582	10,523,403	9,324,766
Withdrawals	(14,530,002)	(12,626,588)	(1,591,325)	(1,079,863)	(8,928,974)	(8,905,077)
Net transfers	(3,342,389)	(2,301,131)	(429,537)	17,514	(6,117,527)	(4,446,003)
Contract fees (Note 3)	(43,092)	(46,944)	(527)	(491)	(62,669)	(72,998)

Net Increase (Decrease) from unit transactions	(9,011,644)	(6,969,396)	1,741,411	2,465,742	(4,585,767)	(4,099,312)

Net Increase (Decrease) in Net Assets	12,798,818	7,556,003	4,588,900	4,234,747	(5,244,591)	(4,841,965)
Net Assets:
Beginning of Year	147,008,307	139,452,304	13,395,604	9,160,857	65,390,771	70,232,736

End of Year	$159,807,125	$147,008,307	$17,984,504	$13,395,604	$60,146,180	$65,390,771

	Investment Company
	Mid-Term Bond Fund		Bond Fund		Retirement Income Fund
	2013	2012	2013	2012	2013	2012
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,412,133	$(1,194,480)	$5,033,488	$(1,993,343)	$(181,817)	$235,656
Net realized gain (loss) on investments	1,608,857	1,311,026	2,254,214	904,207	609,598	509,984
Net change in unrealized appreciation (depreciation) on investments	(5,926,348)	3,022,887	(12,246,415)	11,173,845	810,091	205,216

Net Increase (Decrease) in net assets resulting from operations	(1,905,358)	3,139,433	(4,958,713)	10,084,709	1,237,872	950,856

From Unit Transactions:
Contributions	13,729,949	17,348,655	27,241,910	32,277,235	7,614,385	4,450,042
Withdrawals	(15,315,551)	(14,242,411)	(26,075,249)	(20,837,796)	(4,058,611)	(3,082,951)
Net transfers	(14,831,163)	(4,392,117)	1,432,710	2,799,262	(860,282)	1,610,249
Contract fees (Note 3)	(50,525)	(57,980)	(79,954)	(71,223)	(4,722)	(3,995)

Net Increase (Decrease) from unit transactions	(16,467,290)	(1,343,853)	2,519,417	14,167,478	2,690,770	2,973,345

Net Increase (Decrease) in Net Assets	(18,372,648)	1,795,580	(2,439,296)	24,252,187	3,928,642	3,924,201
Net Assets:
Beginning of Year	136,032,128	134,236,548	235,478,937	211,226,750	18,466,405	14,542,204

End of Year	$117,659,480	$136,032,128	$233,039,641	$235,478,937	$22,395,047	$18,466,405

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Investment Company
	2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund
	2013	2012	2013	2012	2013	2012
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(137,083)	$226,474	$(734,457)	$813,489	$(1,171,118)	$971,755
Net realized gain (loss) on investments	1,053,308	933,178	4,915,187	1,448,682	3,588,068	604,080
Net change in unrealized appreciation (depreciation) on investments	719,014	100,217	6,439,965	3,824,487	18,665,994	7,637,730

Net Increase (Decrease) in net assets resulting from operations	1,635,239	1,259,869	10,620,695	6,086,658	21,082,944	9,213,565

From Unit Transactions:
Contributions	3,096,427	3,156,016	18,417,940	19,417,965	35,250,554	29,670,208
Withdrawals	(3,187,711)	(4,202,266)	(11,890,523)	(11,033,273)	(11,745,585)	(6,432,244)
Net transfers	(11,199)	418,712	(2,653,747)	233,480	10,668,247	2,667,032
Contract fees (Note 3)	(1,931)	(2,103)	(10,952)	(10,151)	(18,932)	(17,079)

Net Increase (Decrease) from unit transactions	(104,414)	(629,641)	3,862,718	8,608,021	34,154,284	25,887,917

Net Increase (Decrease) in Net Assets	1,530,825	630,228	14,483,413	14,694,679	55,237,228	35,101,482
Net Assets:
Beginning of Year	15,382,493	14,752,265	75,463,404	60,768,725	112,250,870	77,149,388

End of Year	$16,913,318	$15,382,493	$89,946,817	$75,463,404	$167,488,098	$112,250,870

	Investment Company
	2025 Retirement Fund		2030 Retirement Fund		2035 Retirement Fund
	2013	2012	2013	2012	2013	2012
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,147,307)	$716,194	$(884,600)	$519,372	$(716,347)	$323,774
Net realized gain (loss) on investments	3,058,170	505,860	2,223,430	410,870	1,732,433	291,707
Net change in unrealized appreciation (depreciation) on investments	22,094,936	7,794,960	19,795,582	6,791,662	17,635,129	5,738,887

Net Increase (Decrease) in net assets resulting from operations	24,005,799	9,017,014	21,134,412	7,721,904	18,651,215	6,354,368

From Unit Transactions:
Contributions	42,099,147	28,545,914	31,540,705	23,827,260	26,872,459	20,322,164
Withdrawals	(9,303,580)	(5,930,986)	(8,545,219)	(5,595,028)	(7,204,744)	(4,458,354)
Net transfers	5,005,494	3,387,208	3,289,918	1,370,569	1,784,329	1,767,049
Contract fees (Note 3)	(21,258)	(18,097)	(21,557)	(18,854)	(21,768)	(18,998)

Net Increase (Decrease) from unit transactions	37,779,803	25,984,039	26,263,847	19,583,947	21,430,276	17,611,861

Net Increase (Decrease) in Net Assets	61,785,602	35,001,053	47,398,259	27,305,851	40,081,491	23,966,229
Net Assets:
Beginning of Year	103,590,576	68,589,523	82,633,412	55,327,561	66,002,962	42,036,733

End of Year	$165,376,178	$103,590,576	$130,031,671	$82,633,412	$106,084,453	$66,002,962

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Investment Company
	2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
	2013	2012	2013	2012	2013	2012(†)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(651,225)	$271,127	$(816,152)	$319,281	$(45,884)	$(691)
Net realized gain (loss) on investments	1,358,437	388,705	1,575,558	296,780	7,826	(32)
Net change in unrealized appreciation (depreciation) on investments	17,126,416	5,303,466	22,655,496	6,948,355	1,274,261	13,024

Net Increase (Decrease) in net assets resulting from operations	17,833,628	5,963,298	23,414,902	7,564,416	1,236,203	12,301

From Unit Transactions:
Contributions	24,242,155	20,017,916	32,048,527	28,057,345	7,049,206	472,748
Withdrawals	(6,864,867)	(5,487,494)	(9,563,899)	(6,973,811)	(416,094)	(1,437)
Net transfers	768,772	1,012,785	(196,994)	(100,371)	3,139,513	193,771
Contract fees (Note 3)	(22,358)	(19,659)	(46,925)	(39,916)	(3,195)	(100)

Net Increase (Decrease) from unit transactions	18,123,702	15,523,548	22,240,709	20,943,247	9,769,430	664,982

Net Increase (Decrease) in Net Assets	35,957,330	21,486,846	45,655,611	28,507,663	11,005,633	677,283
Net Assets:
Beginning of Year/Period	60,579,180	39,092,334	77,586,716	49,079,053	677,283	—

End of Year/Period	$96,536,510	$60,579,180	$123,242,327	$77,586,716	$11,682,916	$677,283

	Investment Company
	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund
	2013	2012	2013	2012	2013	2012
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(558,902)	$811,537	$(1,649,425)	$1,882,194	$(1,342,225)	$1,098,549
Net realized gain (loss) on investments	1,470,238	872,386	3,614,376	2,030,595	3,538,710	1,352,377
Net change in unrealized appreciation (depreciation) on investments	3,061,670	1,525,550	23,538,452	9,832,108	29,825,427	12,085,628

Net Increase (Decrease) in net assets resulting from operations	3,973,006	3,209,473	25,503,403	13,744,897	32,021,912	14,536,554

From Unit Transactions:
Contributions	13,719,949	14,116,551	33,916,121	32,112,336	22,286,573	22,201,115
Withdrawals	(9,323,110)	(7,219,310)	(21,529,702)	(16,465,968)	(15,329,120)	(13,327,721)
Net transfers	(274,713)	4,605,116	2,065,015	3,959,736	(3,234,305)	(1,937,360)
Contract fees (Note 3)	(13,072)	(12,993)	(34,430)	(34,827)	(23,580)	(24,610)

Net Increase (Decrease) from unit transactions	4,109,054	11,489,364	14,417,004	19,571,277	3,699,568	6,911,424

Net increase (Decrease) in Net Assets	8,082,060	14,698,837	39,920,407	33,316,174	35,721,480	21,447,978
Net Assets:
Beginning of Year	60,666,537	45,967,700	167,096,174	133,780,000	136,734,136	115,286,158

End of Year	$68,748,597	$60,666,537	$207,016,581	$167,096,174	$172,455,616	$136,734,136

(†)	For the period October 1, 2012 (Commencement of Operations) to December 31, 2012.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Fidelity
	VIP Equity-Income Portfolio		VIP Asset Manager Portfolio		VIP Contrafund Portfolio
	2013	2012	2013	2012	2013	2012
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,318,808	$4,776,034	$1,060,652	$919,730	$1,571,537	$2,667,080
Net realized gain (loss) on investments	18,015,280	12,317,678	1,649,544	1,257,837	7,369,498	1,662,991
Net change in unrealized appreciation (depreciation) on investments	35,805,931	13,363,743	15,583,963	10,851,896	146,567,110	68,060,907

Net Increase (Decrease) in net assets resulting from operations	58,140,019	30,457,455	18,294,159	13,029,463	155,508,145	72,390,978

From Unit Transactions:
Contributions	18,699,569	16,503,257	13,638,223	15,406,686	42,034,329	43,849,684
Withdrawals	(20,873,187)	(18,320,834)	(13,853,465)	(11,183,035)	(51,378,957)	(45,713,687)
Net transfers	1,760,654	(4,992,048)	(4,482,723)	(3,559,891)	(17,841,539)	(14,391,129)
Contract fees (Note 3)	(56,041)	(62,671)	(41,953)	(44,710)	(49,800)	(54,481)

Net Increase (Decrease) from unit transactions	(469,005)	(6,872,296)	(4,739,918)	619,050	(27,235,967)	(16,309,613)

Net Increase (Decrease) in Net Assets	57,671,014	23,585,159	13,554,241	13,648,513	128,272,178	56,081,365
Net Assets:
Beginning of Year	212,874,419	189,289,260	126,394,067	112,745,554	529,126,647	473,045,282

End of Year	$270,545,433	$212,874,419	$139,948,308	$126,394,067	$657,398,825	$529,126,647

	Fidelity		Vanguard
	VIP Mid Cap Portfolio		VIF Diversified Value Portfolio		VIF International Portfolio
	2013	2012	2013	2012	2013	2012
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(407,169)	$(269,435)	$1,485,987	$1,222,001	$1,571,724	$1,712,007
Net realized gain (loss) on investments	21,713,493	11,087,443	882,913	126,427	1,101,194	(384,883)
Net change in unrealized appreciation (depreciation) on investments	24,338,192	5,393,737	28,734,399	11,774,054	49,482,013	26,014,452

Net Increase (Decrease) in net assets resulting from operations	45,644,516	16,211,745	31,103,299	13,122,482	52,154,931	27,341,576

From Unit Transactions:
Contributions	17,294,262	17,435,329	16,664,062	16,002,039	27,906,308	25,466,352
Withdrawals	(13,159,314)	(11,637,981)	(11,924,461)	(8,102,855)	(22,087,126)	(14,073,037)
Net transfers	(920,059)	(10,418,764)	4,373,599	4,040,919	65,673,961	(7,615,073)
Contract fees (Note 3)	(3,683)	(3,830)	(6,093)	(5,898)	(4,618)	(3,226)

Net Increase (Decrease) from unit transactions	3,211,206	(4,625,246)	9,107,107	11,934,205	71,488,525	3,775,016

Net Increase (Decrease) in Net Assets	48,855,722	11,586,499	40,210,406	25,056,687	123,643,456	31,116,592
Net Assets:
Beginning of Year	130,017,311	118,430,812	106,154,213	81,097,526	173,291,410	142,174,818

End of Year	$178,873,033	$130,017,311	$146,364,619	$106,154,213	$296,934,866	$173,291,410

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Vanguard	American Century		American Funds
	VIF REIT Index Portfolio	VP Capital Appreciation Fund		New World Fund
	2013(††)	2013	2012	2013(††)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(5,766)	$(1,799,311)	$(1,679,005)	$14,532
Net realized gain (loss) on investments	(672)	17,000,532	17,208,752	(243)
Net change in unrealized appreciation (depreciation) on investments	(53,121)	52,919,539	15,504,572	35,904

Net Increase (Decrease) in net assets resulting from operations	(59,559)	68,120,760	31,034,319	50,193

From Unit Transactions:
Contributions	701,935	22,243,451	23,764,866	461,402
Withdrawals	(32,791)	(22,296,245)	(21,013,762)	(736)
Net transfers	2,457,055	(13,633,270)	(584,719)	1,013,861
Contract fees (Note 3)	(10)	(14,021)	(13,355)	(1)

Net Increase (Decrease) from unit transactions	3,126,189	(13,700,085)	2,153,030	1,474,526

Net Increase (Decrease) in Net Assets	3,066,630	54,420,675	33,187,349	1,524,719
Net Assets:
Beginning of Year/Period	—	237,063,570	203,876,221	—

End of Year/Period	$3,066,630	$291,484,245	$237,063,570	$1,524,719

	Calvert		DWS		Oppenheimer
	VP SRI Balanced Portfolio		Capital Growth VIP		Main Street Fund/VA
	2013	2012	2013	2012	2013	2012
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$123,863	$254,583	$752,725	$(163,311)	$54,429	$11,258
Net realized gain (loss) on investments	10,180,444	310,593	7,385,546	3,156,454	771,555	208,073
Net change in unrealized appreciation (depreciation) on investments	5,567,208	7,674,933	58,511,335	25,396,641	6,767,260	2,639,650

Net Increase (Decrease) in net assets resulting from operations	15,871,515	8,240,109	66,649,606	28,389,784	7,593,244	2,858,981

From Unit Transactions:
Contributions	9,708,970	8,957,886	10,267,325	11,038,628	4,584,679	3,945,066
Withdrawals	(10,049,315)	(7,051,509)	(19,524,130)	(17,250,088)	(2,762,464)	(2,244,056)
Net transfers	(1,051,085)	(1,614,688)	(10,590,134)	(2,781,381)	(990,561)	2,706,970
Contract fees (Note 3)	(32,393)	(35,280)	(20,205)	(22,307)	(1,680)	(1,616)

Net Increase (Decrease) from unit transactions	(1,423,823)	256,409	(19,867,144)	(9,015,148)	829,974	4,406,364

Net Increase (Decrease) in Net Assets	14,447,692	8,496,518	46,782,462	19,374,636	8,423,218	7,265,345
Net Assets:
Beginning of Year	95,539,720	87,043,202	210,807,396	191,432,760	24,499,384	17,234,039

End of Year	$109,987,412	$95,539,720	$257,589,858	$210,807,396	$32,922,602	$24,499,384

(††)	For the period August 5, 2013 (Initial Offering Date of Units) to December 31, 2013.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	PIMCO	T. Rowe Price
	VIT Real Return Portfolio	Blue Chip Growth Portfolio
	2013(††)	2013(††)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$52,936	$(5,865)
Net realized gain (loss) on investments	19,955	646
Net change in unrealized appreciation (depreciation) on investments	(131,437)	382,875

Net Increase (Decrease) in net assets resulting from operations	(58,546)	377,656

From Unit Transactions:
Contributions	1,605,590	984,113
Withdrawals	(61,018)	(21,917)
Net transfers	2,079,205	4,284,319
Contract fees (Note 3)	(8)	(12)

Net Increase (Decrease) from unit transactions	3,623,769	5,246,503

Net Increase (Decrease) in Net Assets	3,565,223	5,624,159
Net Assets:
Beginning of Period	—	—

End of Period	$3,565,223	$5,624,159

(††)	For the period August 5, 2013 (Initial Offering Date of Units) to December 31, 2013.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1. Significant Accounting Policies and Organization

Mutual of America Separate Account No. 2 (“Separate Account No. 2”) of Mutual of America Life Insurance Company (“the Company”) was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust. Separate Account No. 2 consists of 38 distinct funds. Each invests in shares of one of 24 funds of Mutual of America Investment Corporation (the “Investment Company”): the Money Market, All America, Equity Index, Mid-Cap Equity Index, Mid Cap Value, Small Cap Growth, Small Cap Value, Composite, Bond, Mid-Term Bond, International, Conservative Allocation, Moderate Allocation, Aggressive Allocation, Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement, 2045 Retirement and 2050 Retirement Funds; the VIP Equity-Income, VIP Contrafund, VIP Asset Manager and VIP Mid Cap Portfolios of Fidelity Variable Insurance Products Funds (“Fidelity”); the VIF Diversified Value, VIF International and VIF REIT Index Portfolios of Vanguard Variable Insurance Fund (“Vanguard”); the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. (“American Century”); the New World Fund of the American Funds Insurance Series (“American Funds”); the VP SRI Balanced Portfolio of Calvert Variable Series, Inc. (“Calvert”); the Capital Growth VIP fund of DWS Variable Series I (“DWS”); the Main Street Fund/VA of Oppenheimer Variable Account Funds (“Oppenheimer”); the VIT Real Return Portfolio of the PIMCO Variable Insurance Trust (“PIMCO”); and the Blue Chip Growth Portfolio of the T. Rowe Price Equity Series, Inc. (“T. Rowe Price”).

The Investment Company 2050 Retirement Fund became available to Separate Account No. 2 as an investment alternative on October 1, 2012. The Vanguard VIF REIT Index Portfolio, the American Funds New World Fund, the PIMCO VIT Real Return Portfolio and the T. Rowe Price Blue Chip Growth Portfolio became available to Separate Account No. 2 as investment alternatives on August 5, 2013.

On March 22, 2013, the Bond VIP and International VIP funds of the DWS Variable Series I (the “Replaced Funds”) were removed as investment alternatives of Separate Account No. 2 pursuant to a substitution order granted by the Securities and Exchange Commission (“SEC”) dated December 31, 2012. Individual investors in the Bond VIP and International VIP funds who failed to make a reallocation election prior to the effective date of the substitution order were automatically transferred into the Investment Company Bond Fund or the Vanguard VIF International Portfolio (the “Replacement Funds”), respectively, as follows:

Replaced Funds	Replacement Funds	Amount Transferred
DWS Bond VIP	Investment Company Bond Fund	$43,431,101
DWS International VIP	Vanguard VIF International Portfolio	$76,929,904

Separate Account No. 2 was formed by the Company to support the operations of the Company’s group and individual variable accumulation annuity contracts (“Contracts”). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2’s assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures regarding the reported amounts of revenue and expenses during the reporting period. Actual results, however, may differ from those estimates.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

1. Significant Accounting Policies and Organization (Continued)

The following is a summary of the significant accounting policies consistently followed by Separate Account No. 2, which are in conformity with GAAP:

Fair Value — Separate Account No. 2 values its investments at fair value. Fair value is an estimate of the price Separate Account No. 2 would receive upon selling an investment in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including Separate Account No. 2’s own assumptions in determining the fair value of investments).

As of December 31, 2013, management determined that the fair value inputs for all of Separate Account No. 2 investments, which consist solely of investments in mutual funds registered with the SEC, were considered Level 1. The inputs used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value Separate Account No. 2’s investments as of December 31, 2013:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Fair Value:
Investment Company Funds:
Equity Index Fund	$457,095,709	—	—	$457,095,709
All America Fund	$253,460,703	—	—	$253,460,703
Small Cap Value Fund	$205,715,113	—	—	$205,715,113
Small Cap Growth Fund	$237,962,117	—	—	$237,962,117
Mid Cap Value Fund	$43,418,445	—	—	$43,418,445
Mid-Cap Equity Index Fund	$389,433,330	—	—	$389,433,330
Composite Fund	$159,849,255	—	—	$159,849,255
International Fund	$17,925,808	—	—	$17,925,808
Money Market Fund	$60,119,533	—	—	$60,119,533
Mid-Term Bond Fund	$117,679,863	—	—	$117,679,863
Bond Fund	$232,905,245	—	—	$232,905,245
Retirement Income Fund	$22,287,777	—	—	$22,287,777
2010 Retirement Fund	$16,878,035	—	—	$16,878,035
2015 Retirement Fund	$89,904,487	—	—	$89,904,487
2020 Retirement Fund	$167,397,623	—	—	$167,397,623
2025 Retirement Fund	$164,775,378	—	—	$164,775,378
2030 Retirement Fund	$129,900,608	—	—	$129,900,608
2035 Retirement Fund	$105,991,656	—	—	$105,991,656
2040 Retirement Fund	$96,423,585	—	—	$96,423,585
2045 Retirement Fund	$123,206,545	—	—	$123,206,545

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

1. Significant Accounting Policies and Organization (Continued)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
2050 Retirement Fund	$11,643,083	—	—	$11,643,083
Conservative Allocation Fund	$68,626,917	—	—	$68,626,917
Moderate Allocation Fund	$206,890,834	—	—	$206,890,834
Aggressive Allocation Fund	$172,404,085	—	—	$172,404,085
Fidelity Portfolios:
VIP Equity-Income — “Initial” Class	$270,316,144	—	—	$270,316,144
VIP Asset Manager — “Initial” Class	$139,879,089	—	—	$139,879,089
VIP Contrafund — “Initial” Class	$657,191,646	—	—	$657,191,646
VIP Mid Cap — “Initial” Class	$178,767,646	—	—	$178,767,646
Vanguard Portfolios:
VIF Diversified Value	$146,163,308	—	—	$146,163,308
VIF International	$296,909,862	—	—	$296,909,862
VIF REIT Index	$3,066,006	—	—	$3,066,006
American Century VP Capital Appreciation Fund — Class “I”	$291,266,292	—	—	$291,266,292
American Funds New World Fund — Class “1”	$1,492,710	—	—	$1,492,710
Calvert VP SRI Balanced Portfolio — Class “I”	$109,818,431	—	—	$109,818,431
DWS Capital Growth VIP — Class “A”	$257,488,616	—	—	$257,488,616
Oppenheimer Main Street Fund/VA — Non-Service Shares	$32,901,843	—	—	$32,901,843
PIMCO VIT Real Return Portfolio — “Institutional” Class	$3,535,307	—	—	$3,535,307
T. Rowe Price Blue Chip Growth Portfolio — “Blue Chip Growth” Class	$5,458,474	—	—	$5,458,474

During 2013, there were no transfers of investments between Level 1, Level 2 or Level 3.

Investment Valuation — Investments are made in shares of the Investment Company, Fidelity, Vanguard, American Century, American Funds, Calvert, DWS, Oppenheimer, PIMCO and T. Rowe Price (“Underlying Funds”), and are valued at the reported net asset values of the respective funds or portfolios.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income are recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions are recognized on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 2 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends paid to the Funds of Separate Account No. 2 has no impact on their respective unit values.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

1. Significant Accounting Policies and Organization (Continued)

Federal Income Taxes — Separate Account No. 2 is treated as a part of the Company and not taxed separately as a “regulated investment company” under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

2. Investments

The number of shares owned by Separate Account No. 2 (rounded to the nearest share) and their respective net asset values (rounded to the nearest cent) per share at December 31, 2013 were as follows:

	Number of Shares	Net Asset Value Per Share
Investment Company Funds:
Equity Index Fund	148,117,426	$3.09
All America Fund	106,649,937	2.38
Small Cap Value Fund	119,900,026	1.72
Small Cap Growth Fund	150,476,649	1.58
Mid Cap Value Fund	28,355,811	1.53
Mid-Cap Equity Index Fund	187,214,152	2.08
Composite Fund	85,451,876	1.87
International Fund	21,408,142	0.84
Money Market Fund	50,154,781	1.20
Mid-Term Bond Fund	111,548,489	1.05
Bond Fund	165,528,164	1.41
Retirement Income Fund	19,691,301	1.13
2010 Retirement Fund	15,876,752	1.06
2015 Retirement Fund	81,667,800	1.10
2020 Retirement Fund	147,772,674	1.13
2025 Retirement Fund	141,456,184	1.16
2030 Retirement Fund	108,828,294	1.19
2035 Retirement Fund	88,631,716	1.20
2040 Retirement Fund	80,315,373	1.20
2045 Retirement Fund	102,516,808	1.20
2050 Retirement Fund	8,926,869	1.30
Conservative Allocation Fund	56,210,243	1.22
Moderate Allocation Fund	142,459,132	1.45
Aggressive Allocation Fund	101,875,424	1.69
Fidelity Portfolios:
VIP Equity-Income — “Initial” Class	11,607,821	23.29
VIP Asset Manager — “Initial” Class	8,113,636	17.24
VIP Contrafund — “Initial” Class	19,132,217	34.35
VIP Mid Cap — “Initial” Class	4,912,549	36.39
Vanguard Portfolios:
VIF Diversified Value	8,075,321	18.10
VIF International	13,326,295	22.28
VIF REIT Index	258,299	11.87
American Century VP Capital Appreciation Fund	15,933,605	18.28

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

2. Investments (Continued)

	Number of Shares	Net Asset Value Per Share
American Funds New World Fund — Class “1”	59,518	$25.08
Calvert VP SRI Balanced Portfolio — Class “I”	53,885,393	2.04
DWS Capital Growth VIP — Class “A”	9,063,309	28.41
Oppenheimer Main Street Fund/VA — Non-Service Shares	1,053,196	31.24
PIMCO VIT Real Return Portfolio — “Institutional” Class	280,580	12.60
T. Rowe Price Blue Chip Growth Portfolio — “Blue Chip Growth” Class	287,591	18.98

The cost of investment purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund
Cost of investment purchases	$17,004,653	$2,935,467	$4,678,001	$24,103,206	$6,575,034	$40,910,096

Proceeds from sales of investments	$23,488,218	$16,754,059	$11,637,552	$9,487,294	$3,613,500	$21,292,027

	Composite Fund	International Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund	Retirement Income Fund
Cost of investment purchases	$3,030,888	$3,157,321	$7,443,998	$3,310,599	$46,799,747	$7,882,823

Proceeds from sales of investments	$13,519,003	$1,582,689	$12,627,604	$20,748,099	$46,136,536	$5,460,422

	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Cost of investment purchases	$3,500,162	$15,055,129	$37,972,774	$38,968,265	$27,732,820	$22,358,829

Proceeds from sales of investments	$3,723,643	$12,052,863	$5,057,374	$2,652,579	$2,174,697	$1,697,019

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Cost of investment purchases	$18,535,718	$22,586,392	$9,770,044	$10,963,464	$21,783,566	$10,061,971

Proceeds from sales of investments	$1,041,969	$1,119,071	$74,430	$7,495,388	$9,050,907	$7,678,672

	Fidelity VIP Equity- Income Portfolio	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Contrafund Portfolio	Fidelity VIP Mid Cap Portfolio	Vanguard VIF Diversified Value Portfolio	Vanguard VIF International Portfolio
Cost of investment purchases	$12,032,060	$5,314,544	$5,514,597	$10,868,844	$12,882,717	$84,148,036

Proceeds from sales of investments	$14,497,335	$11,100,528	$37,711,523	$8,907,856	$4,927,904	$14,544,651

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

2. Investments (Continued)

	Vanguard VIF REIT Index Portfolio	American Century VP Capital Appreciation Fund	American Funds New World Fund	Calvert VP SRI Balanced Portfolio	DWS Capital Growth VIP	Oppenheimer Main Street Fund/VA
Cost of investment purchases	$3,182,152	$9,626,267	$1,450,217	$4,435,567	$1,660,517	$3,390,573

Proceeds from sales of investments	$62,353	$25,240,884	$10,101	$7,001,897	$23,839,597	$3,479,103

	PIMCO VIT Real Return Portfolio	T. Rowe Price Blue Chip Growth Portfolio
Cost of investment purchases	$3,779,860	$5,082,962

Proceeds from sales of investments	$192,080	$9,202

3. Expenses

The following charges are made by the Company from the value of net assets of the funds represented by Standard Units:

Administrative Charges — In connection with its administrative functions, the Company deducted daily, at an annual rate of .40% through July 31, 2010, an amount from the value of the net assets of all funds (except for the American Century VP Capital Appreciation Fund for which the annual rate was .15% and for each Fidelity portfolio for which the annual rate was .30%). Effective August 1, 2010, the Company deducts administrative expenses at an annual rate of .50% (except for the American Century VP Capital Appreciation Fund for which the rate is .25% and for each Fidelity portfolio, for which the rate is .40%). The effective rate of administrative expense charged during all of 2010 was .44% (except for the American Century VP Capital Appreciation Fund, which was charged .19%, and for each Fidelity portfolio which was charged .34%). For the PIMCO VIT Real Return Portfolio, the Company deducts administrative expenses at an annual rate of .40%; for the T. Rowe Price Blue Chip Growth Portfolio, the administrative expense rate is 0.35%, unless the aggregate dollar value of the shares of the fund held in Mutual of America separate accounts exceeds $250,000,000 at all times during a month, in which case the rate is ..25%. The lower charges for the American Century, Fidelity, PIMCO and T. Rowe Price funds are due to reimbursements received from affiliates of American Century, Fidelity, PIMCO and T. Rowe Price.

Distribution Expense Charge — As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducted daily, at an annual rate of .35% through July 31, 2010, an amount from the value of the net assets of each fund to cover such expenses. Effective August 1, 2010, the Company deducts a distribution expense charge at an annual rate of .50%. The effective rate of the distribution expense charged during all of 2010 was .42%.

Expense Risk Charge — For assuming expense risks under the Contracts, the Company deducted daily, at an annual rate of .15% through July 31, 2010, an amount from the value of the net assets of each fund. Effective August 1, 2010, the Company deducts an expense risk charge at an annual rate of .20%. The effective rate of expense risk charged during all of 2010 was .17%.

Prior to August 1, 2010, the Total Separate Account Annual Expenses outlined above were reduced to .50% (.25% for the American Century VP Capital Appreciation Fund and .40% for the Fidelity Portfolios) for Participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter), where the employer is using Hotline Plus. Those participants were issued Reduced Fee Units in the Separate Account.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

3. Expenses (Continued)

Effective August 1, 2010, participants that remained qualified to receive Reduced Fee Units but with assets in plans in the Separate Account of less than $5 million were issued Tier 2 Reduced Fee Units in the Separate Account. Accordingly, Total Separate Account Annual Expenses for Tier 2 Reduced Fee units were increased to .60% (.35% for the American Century VP Capital Appreciation Fund and .50% for the Fidelity Portfolios). The effective rate of the total separate account expense charged during the five-month period ended December 31, 2010 was .54% (.29% for the American Century VP Capital Appreciation Fund and .44% for the Fidelity Portfolios). For the PIMCO VIT Real Return Portfolio, the Company deducts Total Separate Account Annual Expenses at an annual rate of .50%; for the T. Rowe Price Blue Chip Growth Portfolio, the Total Separate Account Annual Expense rate is 0.45%, unless the aggregate dollar value of the shares of the fund held in Mutual of America separate accounts exceeds $250,000,000 at all times during a month, in which case the rate is .35%.

Also effective August 1, 2010, participants that remained qualified to receive Reduced Fee Units but with assets in plans in the Separate Account of $5 million or greater were issued Tier 1 Reduced Fee Units in the Separate Account. Total Separate Account Annual Expenses for Tier I Reduced Fee units remained .50% (.25% for the American Century VP Capital Appreciation Fund and .40% for the Fidelity Portfolios). For the PIMCO VIT Real Return Portfolio, the Company deducts Total Separate Account Annual Expenses at an annual rate of .40%; for the T. Rowe Price Blue Chip Growth Portfolio, the Total Separate Account Annual Expense rate is 0.35%, unless the aggregate dollar value of the shares of the fund held in Mutual of America separate accounts exceeds $250,000,000 at all times during a month, in which case the rate is .25%.

Monthly charges equaling the lesser of $2.00 or  1⁄12 of 1% of account value may be deducted from a participant’s account and are reflected as unit transactions in the accompanying financial statements under “Contract fees.”

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights

Tier 1 Reduced Fee Units*

	Investment Company
	Equity Index Fund					All America Fund
Selected Per Unit and Supplementary Data:	Years Ended December 31,			Period Ended December 31, 2010(1)		Years Ended December 31,			Period Ended December 31, 2010(1)
	2013	2012	2011			2013	2012	2011
Unit value, beginning of year/period	$3.78	$3.28	$3.23	$2.82		$11.07	$9.69	$9.72	$8.37

Unit value, end of year/period	$4.97	$3.78	$3.28	$3.23		$14.55	$11.07	$9.69	$9.72

Units outstanding (000’s), beginning of year/period	21,083	19,183	18,116	—		3,757	3,657	3,693	—
Units Issued (000’s)	6,939	5,879	7,514	19,370		743	901	943	4,030
Units Redeemed (000’s)	(4,869)	(3,979)	(6,447)	(1,254)		(613)	(801)	(979)	(337)

Units Outstanding (000’s), end of year/period	23,153	21,083	19,183	18,116		3,887	3,757	3,657	3,693

Net Assets (000’s), end of year/period	$114,996	$79,715	$62,874	$58,578		$56,545	$41,578	$35,455	$35,899

Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	(D)	0.50%	0.50%	0.50%	0.50%	(D)

Investment Income Ratio (B)	1.63%	0.01%	1.97%	1.76%	(D)	1.40%	—	2.37%	1.29%	(D)

Total Return (C)	31.36%	15.36%	1.36%	14.76%		31.44%	14.16%	-0.27%	16.08%

	Investment Company
	Small Cap Value Fund					Small Cap Growth Fund
Selected Per Unit and Supplementary Data:	Years Ended December 31,			Period Ended December 31, 2010(1)		Years Ended December 31,			Period Ended December 31, 2010(1)
	2013	2012	2011			2013	2012	2011
Unit value, beginning of year/period	$1.57	$1.37	$1.41	$1.20		$1.41	$1.34	$1.38	$1.11

Unit value, end of year/period	$2.02	$1.57	$1.37	$1.41		$1.98	$1.41	$1.34	$1.38

Units outstanding (000’s), beginning of year/period	22,328	20,423	18,868	—		23,200	21,888	19,920	—
Units Issued (000’s)	6,283	6,723	8,331	21,345		9,657	7,283	10,918	21,710
Units Redeemed (000’s)	(4,927)	(4,818)	(6,776)	(2,477)		(5,829)	(5,971)	(8,950)	(1,790)

Units Outstanding (000’s), end of year/period	23,684	22,328	20,423	18,868		27,028	23,200	21,888	19,920

Net Assets (000’s), end of year/period	$47,950	$35,129	$27,969	$26,625		$53,557	$32,728	$29,401	$27,520

Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	(D)	0.50%	0.50%	0.50%	0.50%	(D)

Investment Income Ratio (B)	1.59%	—	0.92%	1.13%	(D)	—	—	—	—

Total Return (C)	28.68%	14.89%	-2.95%	17.28%		40.46%	5.02%	-2.77%	23.98%

*	Includes 401(k) and 401(k) SIMPLE Plans.
(1)	For the period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.
(A)(B)(C)	Refer to explanatory notes.
(D)	Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	Mid Cap Value Fund					Mid-Cap Equity Index Fund
Selected Per Unit and Supplementary Data:	Years Ended December 31,			Period Ended December 31, 2010(1)		Years Ended December 31,			Period Ended December 31, 2010(1)
	2013	2012	2011			2013	2012	2011
Unit value, beginning of year/period	$1.31	$1.19	$1.22	$1.07		$2.64	$2.26	$2.31	$1.93

Unit value, end of year/period	$1.67	$1.31	$1.19	$1.22		$3.50	$2.64	$2.26	$2.31

Units outstanding (000’s), beginning of year/period	5,404	4,288	3,722	—		22,051	19,637	17,743	—
Units Issued (000’s)	2,925	2,074	2,417	4,198		10,210	7,011	9,791	19,325
Units Redeemed (000’s)	(1,600)	(958)	(1,851)	(476)		(5,252)	(4,597)	(7,897)	(1,582)

Units Outstanding (000’s), end of year/period	6,729	5,404	4,288	3,722		27,009	22,051	19,637	17,743

Net Assets (000’s), end of year/period	$11,220	$7,089	$5,096	$4,541		$94,628	$58,288	$44,286	$41,036

Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	(D)	0.50%	0.50%	0.50%	0.50%	(D)

Investment Income Ratio (B)	1.00%	—	1.18%	1.31%	(D)	1.04%	—	1.15%	1.09%	(D)

Total Return (C)	27.11%	10.40%	-2.61%	14.32%		32.54%	17.21%	-2.49%	19.73%

	Investment Company
	Composite Fund					International Fund
Selected Per Unit and Supplementary Data:	Years Ended December 31,			Period Ended December 31, 2010(1)		Years Ended December 31,			Period Ended December 31, 2010(1)
	2013	2012	2011			2013	2012	2011
Unit value, beginning of year/period	$7.38	$6.65	$6.49	$5.99		$0.80	$0.68	$0.78	$0.69

Unit value, end of year/period	$8.55	$7.38	$6.65	$6.49		$0.96	$0.80	$0.68	$0.78

Units outstanding (000’s), beginning of year/period	4,075	3,751	3,856	—		4,369	2,833	1,800	—
Units Issued (000’s)	969	1,195	1,151	4,161		2,348	2,233	2,298	2,068
Units Redeemed (000’s)	(672)	(871)	(1,256)	(305)		(839)	(697)	(1,265)	(268)

Units Outstanding (000’s), end of year/period	4,372	4,075	3,751	3,856		5,878	4,369	2,833	1,800

Net Assets (000’s), end of year/period	$37,367	$30,085	$24,930	$25,047		$5,624	$3,487	$1,914	$1,398

Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	(D)	0.50%	0.50%	0.50%	0.50%	(D)

Investment Income Ratio (B)	2.07%	0.02%	4.39%	2.51%	(D)	2.04%	0.03%	3.04%	3.70%	(D)

Total Return (C)	15.77%	11.09%	2.32%	8.48%		19.87%	18.16%	-13.04%	12.87%

(1)	For the period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.
(A)(B)(C)	Refer to explanatory notes.
(D)	Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	Money Market Fund					Mid-Term Bond Fund
Selected Per Unit and Supplementary Data:	Years Ended December 31,			Period Ended December 31, 2010(1)		Years Ended December 31,			Period Ended December 31, 2010(1)
	2013	2012	2011			2013	2012	2011
Unit value, beginning of year/period	$2.56	$2.57	$2.59	$2.60		$2.43	$2.36	$2.23	$2.23

Unit value, end of year/period	$2.54	$2.56	$2.57	$2.59		$2.40	$2.43	$2.36	$2.23

Units outstanding (000’s), beginning of year/period	6,022	5,468	4,745	—		13,311	11,695	10,249	—
Units Issued (000’s)	3,320	2,124	3,091	5,220		4,556	4,361	5,304	11,301
Units Redeemed (000’s)	(2,488)	(1,570)	(2,368)	(475)		(4,266)	(2,745)	(3,858)	(1,052)

Units Outstanding (000’s), end of year/period	6,854	6,022	5,468	4,745		13,601	13,311	11,695	10,249

Net Assets (000’s), end of year/period	$17,400	$15,388	$14,067	$12,290		$32,657	$32,304	$27,605	$22,866

Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	(D)	0.50%	0.50%	0.50%	0.50%	(D)

Investment Income Ratio (B)	—	—	—	—		2.78%	0.04%	3.20%	3.45%	(D)

Total Return (C)	-0.66%	-0.67%	-0.68%	-0.26%		-1.06%	2.81%	5.79%	-0.06%

	Investment Company
	Bond Fund					Retirement Income Fund
Selected Per Unit and Supplementary Data:	Years Ended December 31,			Period Ended December 31, 2010(1)		Years Ended December 31,			Period Ended December 31, 2010(1)
	2013	2012	2011			2013	2012	2011
Unit value, beginning of year/period	$6.16	$5.84	$5.47	$5.46		$1.25	$1.18	$1.13	$1.09

Unit value, end of year/period	$6.07	$6.16	$5.84	$5.47		$1.34	$1.25	$1.18	$1.13

Units outstanding (000’s), beginning of year/period	8,320	7,059	5,497	—		3,102	2,436	1,767	—
Units Issued (000’s)	4,820	3,346	3,892	6,070		2,876	1,198	1,306	1,875
Units Redeemed (000’s)	(3,438)	(2,085)	(2,330)	(573)		(1,523)	(532)	(637)	(108)

Units Outstanding (000’s), end of year/period	9,702	8,320	7,059	5,497		4,455	3,102	2,436	1,767

Net Assets (000’s), end of year/period	$58,917	$51,249	$41,256	$30,095		$5,970	$3,890	$2,865	$1,995

Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	(D)	0.50%	0.50%	0.50%	0.50%	(D)

Investment Income Ratio (B)	2.95%	0.03%	4.09%	3.75%	(D)	0.00%	2.36%	2.47%	2.10%	(D)

Total Return (C)	-1.41%	5.39%	6.75%	0.26%		6.87%	6.62%	4.20%	3.85%

(1)	For the period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.
(A)(B)(C)	Refer to explanatory notes.
(D)	Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	2010 Retirement Fund					2015 Retirement Fund
Selected Per Unit and Supplementary Data:	Years Ended December 31,			Period Ended December 31, 2010(1)		Years Ended December 31,			Period Ended December 31, 2010(1)
	2013	2012	2011			2013	2012	2011
Unit value, beginning of year/period	$1.19	$1.09	$1.06	$1.00		$1.15	$1.04	$1.03	$0.95

Unit value, end of year/period	$1.32	$1.19	$1.09	$1.06		$1.31	$1.15	$1.04	$1.03

Units outstanding (000’s), beginning of year/period	4,048	4,134	3,147	—		15,830	12,380	9,225	—
Units Issued (000’s)	1,480	1,257	1,839	3,275		8,904	6,776	6,478	9,799
Units Redeemed (000’s)	(1,137)	(1,343)	(852)	(128)		(4,846)	(3,326)	(3,323)	(574)

Units Outstanding (000’s), end of year/period	4,391	4,048	4,134	3,147		19,888	15,830	12,380	9,225

Net Assets (000’s), end of year/period	$5,814	$4,818	$4,508	$3,346		$26,086	$18,177	$12,918	$9,476

Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	(D)	0.50%	0.50%	0.50%	0.50%	(D)

Investment Income Ratio (B)	0.00%	2.38%	2.14%	0.16%	(D)	0.01%	2.10%	2.03%	0.11%	(D)

Total Return (C)	11.22%	9.15%	2.56%	6.84%		14.23%	10.04%	1.58%	8.32%

	Investment Company
	2020 Retirement Fund					2025 Retirement Fund
Selected Per Unit and Supplementary Data:	Years Ended December 31,			Period Ended December 31, 2010(1)		Years Ended December 31,			Period Ended December 31, 2010(1)
	2013	2012	2011			2013	2012	2011
Unit value, beginning of year/period	$1.12	$1.01	$1.00	$0.91		$1.11	$0.99	$0.99	$0.88

Unit value, end of year/period	$1.31	$1.12	$1.01	$1.00		$1.34	$1.11	$0.99	$0.99

Units outstanding (000’s), beginning of year/period	26,973	19,595	12,436	—		24,238	15,365	9,411	—
Units Issued (000’s)	18,676	11,473	10,833	13,359		15,230	11,173	9,109	9,939
Units Redeemed (000’s)	(6,326)	(4,095)	(3,674)	(923)		(4,595)	(2,300)	(3,155)	(528)

Units Outstanding (000’s), end of year/period	39,323	26,973	19,595	12,436		34,873	24,238	15,365	9,411

Net Assets (000’s), end of year/period	$51,538	$30,178	$19,727	$12,390		$46,699	$26,933	$15,199	$9,278

Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	(D)	0.50%	0.50%	0.50%	0.50%	(D)

Investment Income Ratio (B)	0.01%	1.91%	1.89%	0.07%	(D)	0.02%	1.76%	1.61%	0.17%	(D)

Total Return (C)	17.14%	11.13%	1.05%	10.04%		20.51%	12.34%	0.33%	12.00%

(1)	For the period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.
(A)(B)(C)	Refer to explanatory notes.
(D)	Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	2030 Retirement Fund					2035 Retirement Fund
Selected Per Unit and Supplementary Data:	Years Ended December 31,			Period Ended December 31,		Years Ended December 31,			Period Ended December 31,
	2013	2012	2011	2010(1)		2013	2012	2011	2010(1)
Unit value, beginning of year/period	$1.11	$0.98	$0.99	$0.87		$1.09	$0.96	$0.97	$0.85

Unit value, end of year/period	$1.37	$1.11	$0.98	$0.99		$1.36	$1.09	$0.96	$0.97

Units outstanding (000’s), beginning of year/period	19,813	13,168	7,037	—		16,021	10,303	6,773	—
Units Issued (000’s)	11,532	8,436	9,047	7,490		9,364	7,260	6,618	7,080
Units Redeemed (000’s)	(3,683)	(1,791)	(2,916)	(453)		(2,510)	(1,542)	(3,088)	(307)

Units Outstanding (000’s), end of year/period	27,662	19,813	13,168	7,037		22,875	16,021	10,303	6,773

Net Assets (000’s), end of year/period	$37,838	$22,016	$12,934	$6,932		$31,212	$17,446	$9,856	$6,554

Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	(D)	0.50%	0.50%	0.50%	0.50%	(D)

Investment Income Ratio (B)	0.02%	1.67%	1.51%	0.23%	(D)	0.02%	1.50%	1.39%	0.26%	(D)

Total Return (C)	23.10%	13.13%	-0.29%	13.19%		25.30%	13.83%	-1.13%	14.48%

	Investment Company
	2040 Retirement Fund					2045 Retirement Fund
Selected Per Unit and Supplementary Data:	Years Ended December 31,			Period Ended December 31,		Years Ended December 31,			Period Ended December 31,
	2013	2012	2011	2010(1)		2013	2012	2011	2010(1)
Unit value, beginning of year/period	$1.08	$0.95	$0.97	$0.84		$1.07	$0.94	$0.96	$0.83

Unit value, end of year/period	$1.37	$1.08	$0.95	$0.97		$1.36	$1.07	$0.94	$0.96

Units outstanding (000’s), beginning of year/period	14,824	8,974	5,981	—		20,104	11,671	6,396	—
Units Issued (000’s)	9,147	7,259	5,782	6,495		11,891	10,852	8,654	6,656
Units Redeemed (000’s)	(2,323)	(1,409)	(2,789)	(514)		(3,243)	(2,419)	(3,379)	(260)

Units Outstanding (000’s), end of year/period	21,648	14,824	8,974	5,981		28,752	20,104	11,671	6,396

Net Assets (000’s), end of year/period	$29,641	$16,036	$8,511	$5,773		$39,139	$21,536	$10,978	$6,135

Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	(D)	0.50%	0.50%	0.50%	0.50%	(D)

Investment Income Ratio (B)	0.03%	1.46%	1.31%	0.27%	(D)	0.03%	1.39%	1.25%	0.24%	(D)

Total Return (C)	26.57%	14.06%	-1.74%	15.04%		27.07%	13.89%	-1.94%	15.21%

(1)	For the period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.
(A)(B)(C)	Refer to explanatory notes.
(D)	Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	2050 Retirement Fund			Conservative Allocation Fund
Selected Per Unit and Supplementary Data:	Year Ended December 31, 2013	Period Ended December 31, 2012(2)		Years Ended December 31,			Period Ended December 31, 2010(1)
				2013	2012	2011
Unit value, beginning of year/period	$1.02	$1.00		$1.57	$1.47	$1.39	$1.35

Unit value, end of year/period	$1.30	$1.02		$1.68	$1.57	$1.47	$1.39

Units outstanding (000’s), beginning of year/period	71	—		8,127	6,095	4,383	—
Units Issued (000’s)	2,702	72		3,927	3,788	3,756	4,822
Units Redeemed (000’s)	(217)	(1)		(2,771)	(1,756)	(2,044)	(439)

Units Outstanding (000’s), end of year/period	2,556	71		9,283	8,127	6,095	4,383

Net Assets (000’s), end of year/period	$3,318	$72		$15,561	$12,756	$8,949	$6,115

Expense Ratio (A)	0.50%	0.50%	(D)	0.50%	0.50%	0.50%	0.50%	(D)

Investment Income Ratio (B)	0.04%	—		0.04%	2.45%	2.79%	—

Total Return (C)	27.66%	1.69%		6.80%	6.90%	5.25%	3.72%

	Investment Company
	Moderate Allocation Fund					Aggressive Allocation Fund
Selected Per Unit and Supplementary Data:	Years Ended December 31,			Period Ended December 31, 2010(1)		Years Ended December 31,			Period Ended December 31, 2010(1)
	2013	2012	2011			2013	2012	2011
Unit value, beginning of year/period	$1.76	$1.59	$1.54	$1.42		$1.89	$1.68	$1.65	$1.46

Unit value, end of year/period	$2.02	$1.76	$1.59	$1.54		$2.34	$1.89	$1.68	$1.65

Units outstanding (000’s), beginning of year/period	21,064	16,381	13,906	—		16,619	13,411	10,681	—
Units Issued (000’s)	9,454	8,182	6,879	14,670		6,019	5,736	5,652	11,191
Units Redeemed (000’s)	(4,210)	(3,499)	(4,404)	(764)		(3,616)	(2,528)	(2,922)	(510)

Units Outstanding (000’s), end of year/period	26,308	21,064	16,381	13,906		19,022	16,619	13,411	10,681

Net Assets (000’s), end of year/period	$53,264	$37,057	$26,116	$21,386		$44,505	$31,466	$22,503	$17,607

Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	(D)	0.50%	0.50%	0.50%	0.50%	(D)

Investment Income Ratio (B)	0.02%	2.18%	2.35%	0.15%	(D)	0.03%	1.79%	1.94%	0.31%	(D)

Total Return (C)	15.09%	10.35%	3.66%	8.16%		23.57%	12.84%	1.79%	12.70%

(1)	For the period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.
(2)	For the period October 1, 2012 (Initial Offering Date of Units) to December 31, 2012.
(A)(B)(C)	Refer to explanatory notes.
(D)	Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Fidelity
	VIP Equity-Income Portfolio					VIP Asset Manager Portfolio
Selected Per Unit and Supplementary Data:	Years Ended December 31,			Period Ended December 31, 2010(1)		Years Ended December 31,			Period Ended December 31, 2010(1)
	2013	2012	2011			2013	2012	2011
Unit value, beginning of year/period	$48.90	$41.86	$41.62	$36.34		$38.09	$34.00	$35.03	$31.61

Unit value, end of year/period	$62.42	$48.90	$41.86	$41.62		$43.90	$38.09	$34.00	$35.03

Units outstanding (000’s), beginning of year/period	1,027	953	892	—		842	721	632	—
Units Issued (000’s)	320	262	351	960		258	253	292	671
Units Redeemed (000’s)	(203)	(188)	(290)	(68)		(159)	(132)	(203)	(39)

Units Outstanding (000’s), end of year/period	1,144	1,027	953	892		941	842	721	632
Net Assets (000’s), end of year/period	$71,379	$50,233	$39,883	$37,142		$41,309	$32,076	$24,524	$22,133

Expense Ratio (A)(E)	0.40%	0.40%	0.40%	0.40%	(D)	0.40%	0.40%	0.40%	0.40%	(D)

Investment Income Ratio (B)	2.56%	3.19%	2.46%	1.87%	(D)	1.59%	1.59%	1.95%	1.76%	(D)

Total Return (C)	27.64%	16.84%	0.57%	14.54%		15.25%	12.03%	-2.95%	10.83%

	Fidelity
	VIP Contrafund Portfolio					VIP Mid Cap Portfolio
Selected Per Unit and Supplementary Data:	Years Ended December 31,			Period Ended December 31, 2010(1)		Years Ended December 31,			Period Ended December 31, 2010(1)
	2013	2012	2011			2013	2012	2011
Unit value, beginning of year/period	$52.35	$45.15	$46.50	$39.87		$49.81	$43.55	$48.91	$40.25

Unit value, end of year/period	$68.45	$52.35	$45.15	$46.50		$67.58	$49.81	$43.55	$48.91

Units outstanding (000’s), beginning of year/period	2,253	2,097	1,939	—		593	507	455	—
Units Issued (000’s)	578	549	758	2,099		227	204	292	508
Units Redeemed (000’s)	(433)	(393)	(600)	(160)		(119)	(118)	(240)	(53)

Units Outstanding (000’s), end of year/period	2,398	2,253	2,097	1,939		701	593	507	455

Net Assets (000’s), end of year/period	$164,141	$117,945	$94,658	$90,159		$47,403	$29,525	$22,097	$22,258

Expense Ratio (A)(E)	0.40%	0.40%	0.40%	0.40%	(D)	0.40%	0.40%	0.40%	0.40%	(D)

Investment Income Ratio (B)	1.09%	1.37%	0.99%	1.27%	(D)	0.54%	0.63%	0.24%	0.42%	(D)

Total Return (C)	30.76%	15.95%	-2.91%	16.62%		35.69%	14.37%	-10.97%	21.53%

(1)	For the period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.
(A)(B)(C)	Refer to explanatory notes.
(D)	Annualized.
(E)	Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Vanguard
	VIF Diversified Value Portfolio					VIF International Portfolio
Selected Per Unit and Supplementary Data:	Years Ended December 31,			Period Ended December 31, 2010(1)		Years Ended December 31,			Period Ended December 31, 2010(1)
	2013	2012	2011			2013	2012	2011
Unit value, beginning of year/period	$18.34	$15.82	$15.30	$13.71		$23.53	$19.69	$22.88	$19.64

Unit value, end of year/period	$23.61	$18.34	$15.82	$15.30		$28.89	$23.53	$19.69	$22.88

Units outstanding (000’s), beginning of year/period	1,245	988	753	—		1,815	1,489	1,216	—
Units Issued (000’s)	552	470	542	848		1,438	617	782	1,297
Units Redeemed (000’s)	(283)	(213)	(307)	(95)		(474)	(291)	(509)	(81)

Units Outstanding (000’s), end of year/period	1,514	1,245	988	753		2,779	1,815	1,489	1,216

Net Assets (000’s), end of year/period	$35,756	$22,837	$15,627	$11,522		$80,279	$42,721	$29,311	$27,833

Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	(D)	0.50%	0.50%	0.50%	0.50%	(D)

Investment Income Ratio (B)	2.08%	2.23%	1.96%	2.45%	(D)	1.53%	2.01%	1.55%	1.58%	(D)

Total Return (C)	28.75%	15.91%	3.40%	11.65%		22.76%	19.53%	-13.97%	16.55%

	Vanguard		American Century								American Funds
	VIF REIT Index Portfolio		VP Capital Appreciation Fund								New World Fund
Selected Per Unit and Supplementary Data:	Period Ended December 31, 2013(2)		Years Ended December 31,						Period Ended December 31, 2010(1)		Period Ended December 31, 2013(2)
			2013		2012		2011
Unit value, beginning of year/period	$12.33		$28.85		$24.93		$26.73		$21.35		$23.49

Unit value, end of year/period	$11.84		$37.67		$28.85		$24.93		$26.73		$25.33

Units outstanding (000’s), beginning of year/period	—		1,702		1,453		1,410		—		—
Units Issued (000’s)	61		473		634		710		1,561		16
Units Redeemed (000’s)	(5)		(421)		(385)		(667)		(151)		—	(G)

Units Outstanding (000’s), end of year/period	56		1,754		1,702		1,453		1,410		16

Net Assets (000’s), end of year/period	$661		$66,072		$49,088		$36,230		$37,698		$410

Expense Ratio (A)	0.50%	(D)	0.25%	(F)	0.25%	(F)	0.25%	(F)	0.25%	(D)(F)	0.50%	(D)

Investment Income Ratio (B)	—		—		—		—		—		2.03%	(E)

Total Return (C)	-4.00%	(E)	30.59%		15.71%		-6.74%		25.22%		7.85%	(E)

(1)	For the period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.
(2)	For the period August 5, 2013 (Initial Offering Date of Units) to December 31, 2013.
(A)(B)(C)	Refer to explanatory notes.
(D)	Annualized.
(E)	Not annualized.
(F)	Absent reimbursement by American Century, the annualized expense ratio would have been 0.50%.
(G)	Less than 500 units.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Calvert					DWS
	VP SRI Balanced Portfolio					Capital Growth VIP
Selected Per Unit and Supplementary Data:	Years Ended December 31,			Period Ended December 31, 2010(1)		Years Ended December 31,			Period Ended December 31, 2010(1)
	2013	2012	2011			2013	2012	2011
Unit value, beginning of year/period	$4.15	$3.78	$3.63	$3.31		$45.53	$39.43	$41.49	$35.02

Unit value, end of year/period	$4.88	$4.15	$3.78	$3.63		$61.00	$45.53	$39.43	$41.49

Units outstanding (000’s), beginning of year/period	4,576	3,992	2,976	—		1,027	979	1,012	—
Units Issued (000’s)	1,310	1,297	1,935	3,163		191	260	275	1,096
Units Redeemed (000’s)	(985)	(713)	(919)	(187)		(190)	(212)	(308)	(84)

Units Outstanding (000’s), end of year/period	4,901	4,576	3,992	2,976		1,028	1,027	979	1,012

Net Assets (000’s), end of year/period	$23,893	$19,000	$15,076	$10,803		$62,722	$46,764	$38,605	$41,997

Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	(D)	0.50%	0.50%	0.50%	0.50%	(D)

Investment Income Ratio (B)	1.08%	1.25%	1.33%	1.47%	(D)	1.26%	0.88%	0.78%	0.92%	(D)

Total Return (C)	17.41%	9.95%	4.04%	9.64%		33.97%	15.47%	-4.95%	18.48%

	Oppenheimer					PIMCO		T. Rowe Price
	Main Street Fund/VA					VIT Real Return Portfolio		Blue Chip Growth Portfolio
Selected Per Unit and Supplementary Data:	Years Ended December 31,			Period Ended December 31, 2010(1)		Period Ended December 31, 2013(2)		Period Ended December 31 2013(2)
	2013	2012	2011
Unit value, beginning of year/period	$26.99	$23.21	$23.33	$20.22		$13.22		$16.42

Unit value, end of year/period	$35.39	$26.99	$23.21	$23.33		$12.91		$18.94

Units outstanding (000’s), beginning of year/period	228	168	148	—		—		—
Units Issued (000’s)	91	97	76	160		61		63
Units Redeemed (000’s)	(56)	(37)	(56)	(12)		(28)		(1)

Units Outstanding (000’s), end of year/period	263	228	168	148		33		62

Net Assets (000’s), end of year/period	$9,318	$6,155	$3,890	$3,451		$431		$1,176

Expense Ratio (A)	0.50%	0.50%	0.50%	0.50%	(D)	0.40%	(D)(F)	0.35%	(D)(G)

Investment Income Ratio (B)	1.08%	0.96%	0.83%	1.03%	(D)	2.85%	(E)	0.04%	(E)

Total Return (C)	31.11%	16.28%	-0.51%	15.37%		-2.33%	(E)	15.35%	(E)

(1)	For the period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.
(2)	For the period August 5, 2013 (Initial Offering Date of Units) to December 31, 2013.
(A)(B)(C)	Refer to explanatory notes.
(D)	Annualized.
(E)	Not annualized.
(F)	Absent reimbursement by PIMCO, the annualized expense ratio would have been 0.50%.
(G)	Absent reimbursement by T. Rowe Price, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

Tier 2 Reduced Fee Units*

	Investment Company
	Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$3.77	$3.27	$3.23	$2.83	$2.26

Unit value, end of year	$4.95	$3.77	$3.27	$3.23	$2.83

Units outstanding (000’s), beginning of year	15,134	15,505	15,904	33,800	34,459
Units Issued (000’s)	6,514	4,788	7,352	9,394	9,219
Units Redeemed (000’s)	(6,078)	(5,159)	(7,751)	(27,290)	(9,878)

Units Outstanding (000’s), end of year	15,570	15,134	15,505	15,904	33,800

Net Assets (000’s)	$77,082	$57,089	$50,748	$51,403	$95,785

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	1.63%	0.01%	1.97%	1.76%	1.92%

Total Return (C)	31.24%	15.25%	1.27%	14.05%	25.50%

	Investment Company
	All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$11.04	$9.68	$9.72	$8.29	$6.65

Unit value, end of year	$14.50	$11.04	$9.68	$9.72	$8.29

Units outstanding (000’s), beginning of year	2,659	2,995	3,018	7,462	8,183
Units Issued (000’s)	699	700	1,184	1,472	1,477
Units Redeemed (000’s)	(886)	(1,036)	(1,207)	(5,916)	(2,198)

Units Outstanding (000’s), end of year	2,472	2,659	2,995	3,018	7,462

Net Assets (000’s)	$35,845	$29,359	$28,998	$29,329	$61,893

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	1.40%	—	2.37%	1.29%	2.05%

Total Return (C)	31.32%	14.05%	-0.36%	17.14%	24.69%

	Investment Company
	Small Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.57	$1.37	$1.41	$1.11	$0.86

Unit value, end of year	$2.02	$1.57	$1.37	$1.41	$1.11

Units outstanding (000’s), beginning of year	19,523	19,674	19,492	35,801	37,223
Units Issued (000’s)	7,072	6,405	9,472	12,332	9,533
Units Redeemed (000’s)	(6,675)	(6,556)	(9,290)	(28,641)	(10,955)

Units Outstanding (000’s), end of year	19,920	19,523	19,674	19,492	35,801

Net Assets (000’s)	$40,191	$30,641	$26,905	$27,494	$39,752

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	1.59%	—	0.92%	1.13%	1.29%

Total Return (C)	28.55%	14.77%	-3.05%	27.04%	28.64%

*	Includes 401(k) and 401(k) SIMPLE Plans.
(A)(B)(C)	Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	Small Cap Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.41	$1.34	$1.38	$1.04	$0.82

Unit value, end of year	$1.97	$1.41	$1.34	$1.38	$1.04

Units outstanding (000’s), beginning of year	20,579	21,903	20,384	37,502	39,034
Units Issued (000’s)	9,193	7,357	11,850	13,490	9,748
Units Redeemed (000’s)	(7,379)	(8,681)	(10,331)	(30,608)	(11,280)

Units Outstanding (000’s), end of year	22,393	20,579	21,903	20,384	37,502

Net Assets (000’s)	$44,221	$28,961	$29,380	$28,150	$39,072

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	—	—	—	—	—

Total Return (C)	40.33%	4.92%	-2.87%	32.55%	27.06%

	Investment Company
	Mid Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.31	$1.19	$1.22	$1.03	$0.83

Unit value, end of year	$1.66	$1.31	$1.19	$1.22	$1.03

Units outstanding (000’s), beginning of year	4,028	4,202	3,827	6,028	5,216
Units Issued (000’s)	2,713	1,929	2,720	3,135	2,854
Units Redeemed (000’s)	(2,080)	(2,103)	(2,345)	(5,336)	(2,042)

Units Outstanding (000’s), end of year	4,661	4,028	4,202	3,827	6,028

Net Assets (000’s)	$7,747	$5,272	$4,987	$4,668	$6,215

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	1.00%	—	1.18%	1.31%	1.61%

Total Return (C)	26.99%	10.29%	-2.71%	18.29%	24.60%

	Investment Company
	Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$2.64	$2.25	$2.31	$1.84	$1.35

Unit value, end of year	$3.49	$2.64	$2.25	$2.31	$1.84

Units outstanding (000’s), beginning of year	17,603	18,266	17,871	32,515	31,155
Units Issued (000’s)	8,272	6,066	9,429	11,750	10,864
Units Redeemed (000’s)	(7,933)	(6,729)	(9,034)	(26,394)	(9,504)

Units Outstanding (000’s), end of year	17,942	17,603	18,266	17,871	32,515

Net Assets (000’s)	$62,655	$46,422	$41,138	$41,315	$59,852

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	1.04%	—	1.15%	1.09%	1.29%

Total Return (C)	32.42%	17.10%	-2.58%	25.59%	36.01%

(A)(B)(C)	Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$7.37	$6.64	$6.49	$5.88	$4.99

Unit value, end of year	$8.52	$7.37	$6.64	$6.49	$5.88

Units outstanding (000’s), beginning of year	2,715	2,995	2,944	7,627	8,425
Units Issued (000’s)	864	660	1,439	1,322	1,384
Units Redeemed (000’s)	(1,094)	(940)	(1,388)	(6,005)	(2,182)

Units Outstanding (000’s), end of year	2,485	2,715	2,995	2,944	7,627

Net Assets (000’s)	$21,172	$19,996	$19,876	$19,112	$44,847

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	2.07%	0.02%	4.39%	2.51%	2.93%

Total Return (C)	15.67%	10.99%	2.23%	10.41%	17.86%

	Investment Company
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$0.80	$0.67	$0.78	$0.72	$0.58

Unit value, end of year	$0.95	$0.80	$0.67	$0.78	$0.72

Units outstanding (000’s), beginning of year	3,419	3,093	2,606	2,715	975
Units Issued (000’s)	2,252	2,067	2,592	2,461	2,169
Units Redeemed (000’s)	(1,449)	(1,741)	(2,105)	(2,570)	(429)

Units Outstanding (000’s), end of year	4,222	3,419	3,093	2,606	2,715

Net Assets (000’s)	$4,026	$2,723	$2,087	$2,024	$1,957

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	2.04%	0.03%	3.04%	3.70%	3.56%

Total Return (C)	19.76%	18.04%	-13.12%	7.73%	24.59%

	Investment Company
	Money Market Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$2.55	$2.57	$2.59	$2.61	$2.62

Unit value, end of year	$2.53	$2.55	$2.57	$2.59	$2.61

Units outstanding (000’s), beginning of year	4,873	4,996	4,946	9,584	17,205
Units Issued (000’s)	2,326	2,727	3,603	3,672	4,651
Units Redeemed (000’s)	(2,570)	(2,850)	(3,553)	(8,310)	(12,272)

Units Outstanding (000’s), end of year	4,629	4,873	4,996	4,946	9,584

Net Assets (000’s)	$11,712	$12,423	$12,832	$12,805	$24,988

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	—	—	—	—	0.06%

Total Return (C)	-0.76%	-0.75%	-0.79%	-0.69%	-0.58%

(A)(B)(C)	Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	Mid-Term Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$2.42	$2.36	$2.23	$2.10	$1.90

Unit value, end of year	$2.39	$2.42	$2.36	$2.23	$2.10

Units outstanding (000’s), beginning of year	10,826	10,868	9,893	16,897	17,242
Units Issued (000’s)	4,120	4,183	6,321	8,515	6,748
Units Redeemed (000’s)	(5,847)	(4,225)	(5,346)	(15,519)	(7,093)

Units Outstanding (000’s), end of year	9,099	10,826	10,868	9,893	16,897

Net Assets (000’s)	$21,783	$26,217	$25,623	$22,064	$35,436

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	2.78%	0.04%	3.20%	3.45%	3.93%

Total Return (C)	-1.14%	2.72%	5.70%	6.35%	10.66%

	Investment Company
	Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$6.15	$5.84	$5.47	$5.13	$4.50

Unit value, end of year	$6.05	$6.15	$5.84	$5.47	$5.13

Units outstanding (000’s), beginning of year	7,343	6,616	5,757	9,368	8,715
Units Issued (000’s)	4,452	3,315	3,799	4,608	3,647
Units Redeemed (000’s)	(4,088)	(2,588)	(2,940)	(8,219)	(2,994)

Units Outstanding (000’s), end of year	7,707	7,343	6,616	5,757	9,368

Net Assets (000’s)	$46,660	$45,134	$38,617	$31,505	$48,046

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	2.95%	0.03%	4.09%	3.75%	4.51%

Total Return (C)	-1.50%	5.30%	6.66%	6.70%	14.04%

	Investment Company
	Retirement Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.25	$1.17	$1.13	$1.04	$0.90

Unit value, end of year	$1.34	$1.25	$1.17	$1.13	$1.04

Units outstanding (000’s), beginning of year	2,916	1,937	1,196	1,181	227
Units Issued (000’s)	2,371	2,112	2,192	2,323	1,286
Units Redeemed (000’s)	(1,881)	(1,133)	(1,451)	(2,308)	(332)

Units Outstanding (000’s), end of year	3,406	2,916	1,937	1,196	1,181

Net Assets (000’s)	$4,548	$3,647	$2,275	$1,349	$1,228

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	0.00%	2.36%	2.47%	2.10%	0.06%

Total Return (C)	6.76%	6.51%	4.10%	8.45%	15.67%

(A)(B)(C)	Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	2010 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.19	$1.09	$1.06	$0.96	$0.81

Unit value, end of year	$1.32	$1.19	$1.09	$1.06	$0.96

Units outstanding (000’s), beginning of year	1,988	2,221	2,176	3,223	1,968
Units Issued (000’s)	1,486	1,060	1,295	2,833	2,065
Units Redeemed (000’s)	(1,387)	(1,293)	(1,250)	(3,880)	(810)

Units Outstanding (000’s), end of year	2,087	1,988	2,221	2,176	3,223

Net Assets (000’s)	$2,754	$2,361	$2,418	$2,312	$3,093

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	0.00%	2.38%	2.14%	0.16%	3.65%

Total Return (C)	11.11%	9.03%	2.46%	10.76%	19.19%

	Investment Company
	2015 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.15	$1.04	$1.03	$0.92	$0.76

Unit value, end of year	$1.31	$1.15	$1.04	$1.03	$0.92

Units outstanding (000’s), beginning of year	11,983	10,378	7,783	7,116	2,863
Units Issued (000’s)	6,414	7,439	7,032	11,094	6,211
Units Redeemed (000’s)	(5,968)	(5,834)	(4,437)	(10,427)	(1,958)

Units Outstanding (000’s), end of year	12,429	11,983	10,378	7,783	7,116

Net Assets (000’s)	$16,245	$13,725	$10,813	$7,992	$6,543

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	0.01%	2.10%	2.03%	0.11%	3.38%

Total Return (C)	14.11%	9.93%	1.47%	11.67%	20.67%

	Investment Company
	2020 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.12	$1.01	$1.00	$0.88	$0.72

Unit value, end of year	$1.31	$1.12	$1.01	$1.00	$0.88

Units outstanding (000’s), beginning of year	22,804	15,461	10,191	9,894	3,950
Units Issued (000’s)	12,849	13,510	11,703	15,050	7,408
Units Redeemed (000’s)	(9,332)	(6,167)	(6,433)	(14,753)	(1,464)

Units Outstanding (000’s), end of year	26,321	22,804	15,461	10,191	9,894

Net Assets (000’s)	$34,375	$25,449	$15,543	$10,149	$8,698

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	0.01%	1.91%	1.89%	0.07%	3.55%

Total Return (C)	17.02%	11.02%	0.94%	13.29%	22.56%

(A)(B)(C)	Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	2025 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.11	$0.99	$0.99	$0.86	$0.69

Unit value, end of year	$1.33	$1.11	$0.99	$0.99	$0.86

Units outstanding (000’s), beginning of year	16,731	13,167	7,522	7,187	2,619
Units Issued (000’s)	17,186	9,179	10,655	11,397	5,491
Units Redeemed (000’s)	(6,834)	(5,615)	(5,010)	(11,062)	(923)

Units Outstanding (000’s), end of year	27,083	16,731	13,167	7,522	7,187

Net Assets (000’s)	$36,140	$18,544	$13,005	$7,413	$6,166

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	0.02%	1.76%	1.61%	0.17%	3.22%

Total Return (C)	20.39%	12.22%	0.22%	14.87%	24.48%

	Investment Company
	2030 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.11	$0.98	$0.98	$0.85	$0.67

Unit value, end of year	$1.36	$1.11	$0.98	$0.98	$0.85

Units outstanding (000’s), beginning of year	14,561	10,769	8,739	6,690	2,569
Units Issued (000’s)	12,250	8,022	8,000	9,925	5,152
Units Redeemed (000’s)	(5,143)	(4,230)	(5,970)	(7,876)	(1,031)

Units Outstanding (000’s), end of year	21,668	14,561	10,769	8,739	6,690

Net Assets (000’s)	$29,534	$16,139	$10,562	$8,605	$5,680

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	0.02%	1.67%	1.51%	0.23%	2.92%

Total Return (C)	22.98%	13.01%	-0.40%	15.96%	25.84%

	Investment Company
	2035 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.09	$0.96	$0.97	$0.83	$0.65

Unit value, end of year	$1.36	$1.09	$0.96	$0.97	$0.83

Units outstanding (000’s), beginning of year	12,486	8,810	5,448	5,373	1,606
Units Issued (000’s)	9,930	7,348	7,204	7,724	4,291
Units Redeemed (000’s)	(4,671)	(3,672)	(3,842)	(7,649)	(524)

Units Outstanding (000’s), end of year	17,745	12,486	8,810	5,448	5,373

Net Assets (000’s)	$24,126	$13,563	$8,416	$5,269	$4,441

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	0.02%	1.50%	1.39%	0.26%	2.66%

Total Return (C)	25.17%	13.71%	-1.23%	17.02%	26.42%

(A)(B)(C)	Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	2040 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.08	$0.95	$0.96	$0.82	$0.64

Unit value, end of year	$1.36	$1.08	$0.95	$0.96	$0.82

Units outstanding (000’s), beginning of year	11,139	8,428	5,075	5,252	1,344
Units Issued (000’s)	9,102	7,540	6,821	6,504	4,465
Units Redeemed (000’s)	(5,223)	(4,829)	(3,468)	(6,681)	(557)

Units Outstanding (000’s), end of year	15,018	11,139	8,428	5,075	5,252

Net Assets (000’s)	$20,491	$12,021	$7,982	$4,896	$4,304

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	0.03%	1.46%	1.31%	0.27%	2.60%

Total Return (C)	26.44%	13.95%	-1.84%	17.75%	27.20%

	Investment Company
	2045 Retirement Fund					2050 Retirement Fund
Selected Per Unit and Supplementary Data:	Years Ended December 31,					Year Ended December 31,	Period Ended December 31,
	2013	2012	2011	2010	2009	2013	2012(1)
Unit value, beginning of year/period	$1.07	$0.94	$0.96	$0.81	$0.64	$1.02	$1.00

Unit value, end of year/period	$1.36	$1.07	$0.94	$0.96	$0.81	$1.30	$1.02

Units outstanding (000’s), beginning of year/period	15,539	12,332	7,515	5,588	1,499	103	—
Units Issued (000’s)	12,045	9,639	9,736	8,517	5,010	2,438	104
Units Redeemed (000’s)	(5,951)	(6,432)	(4,919)	(6,590)	(921)	(751)	(1)

Units Outstanding (000’s), end of year/period	21,633	15,539	12,332	7,515	5,588	1,790	103

Net Assets (000’s)	$29,344	$16,604	$11,583	$7,205	$4,543	$2,319	$105

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%	0.60%	0.60%	(D)

Investment Income Ratio (B)	0.03%	1.39%	1.25%	0.24%	2.57%	0.04%	—

Total Return (C)	26.94%	13.77%	-2.04%	17.93%	26.92%	27.41%	1.67%

	Investment Company
	Conservative Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.57	$1.47	$1.39	$1.28	$1.11

Unit value, end of year	$1.67	$1.57	$1.47	$1.39	$1.28

Units outstanding (000’s), beginning of year	7,760	6,340	4,492	5,840	4,578
Units Issued (000’s)	5,417	3,723	4,381	4,880	3,485
Units Redeemed (000’s)	(3,647)	(2,303)	(2,533)	(6,228)	(2,223)

Units Outstanding (000’s), end of year	9,530	7,760	6,340	4,492	5,840

Net Assets (000’s)	$15,928	$12,155	$9,298	$6,264	$7,488

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	0.04%	2.45%	2.79%	—	4.11%

Total Return (C)	6.71%	6.81%	5.16%	8.75%	15.36%

(1)	For the period October 1, 2012 (Initial Offering Date of Units) to December 31, 2012.
(A)(B)(C)	Refer to explanatory notes.
(D)	Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.76	$1.59	$1.54	$1.37	$1.13

Unit value, end of year	$2.02	$1.76	$1.59	$1.54	$1.37

Units outstanding (000’s), beginning of year	19,421	17,456	13,988	21,857	18,573
Units Issued (000’s)	9,920	8,202	9,539	10,629	9,395
Units Redeemed (000’s)	(8,069)	(6,237)	(6,071)	(18,498)	(6,111)

Units Outstanding (000’s), end of year	21,272	19,421	17,456	13,988	21,857

Net Assets (000’s)	$42,938	$34,092	$27,793	$21,505	$29,870

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	0.02%	2.18%	2.35%	0.15%	3.11%

Total Return (C)	14.99%	10.25%	3.57%	12.49%	20.66%

	Investment Company
	Aggressive Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.89	$1.68	$1.65	$1.42	$1.13

Unit value, end of year	$2.33	$1.89	$1.68	$1.65	$1.42

Units outstanding (000’s), beginning of year	14,372	14,088	12,952	18,142	16,102
Units Issued (000’s)	7,140	5,987	7,466	9,292	7,536
Units Redeemed (000’s)	(5,017)	(5,703)	(6,330)	(14,482)	(5,496)

Units Outstanding (000’s), end of year	16,495	14,372	14,088	12,952	18,142

Net Assets (000’s)	$38,474	$27,152	$23,606	$21,341	$25,686

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	0.03%	1.79%	1.94%	0.31%	2.09%

Total Return (C)	23.46%	12.74%	1.70%	16.38%	25.02%

	Fidelity
	VIP Equity-Income Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$48.78	$41.80	$41.60	$36.29	$27.98

Unit value, end of year	$62.20	$48.78	$41.80	$41.60	$36.29

Units outstanding (000’s), beginning of year	778	785	805	1,698	1,803
Units Issued (000’s)	320	245	364	451	446
Units Redeemed (000’s)	(280)	(252)	(384)	(1,344)	(551)

Units Outstanding (000’s), end of year	818	778	785	805	1,698

Net Assets (000’s)	$50,903	$37,966	$32,817	$33,493	$61,610

Expense Ratio (A)(D)	0.50%	0.50%	0.50%	0.44%	0.40%

Investment Income Ratio (B)	2.56%	3.19%	2.46%	1.87%	2.41%

Total Return (C)	27.51%	16.71%	0.47%	14.64%	29.69%

(A)(B)(C)	Refer to explanatory notes.
(D)	Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50% in 2009, 0.54% in 2010 and 0.60% in 2011 through 2013.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Fidelity
	VIP Asset Manager Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$37.99	$33.95	$35.02	$30.78	$23.94

Unit value, end of year	$43.74	$37.99	$33.95	$35.02	$30.78

Units outstanding (000’s), beginning of year	589	614	611	1,079	1,030
Units Issued (000’s)	252	195	294	378	331
Units Redeemed (000’s)	(257)	(220)	(291)	(846)	(282)

Units Outstanding (000’s), end of year	584	589	614	611	1,079

Net Assets (000’s)	$25,542	$22,368	$20,861	$21,393	$33,217

Expense Ratio (A)(D)	0.50%	0.50%	0.50%	0.44%	0.40%

Investment Income Ratio (B)	1.59%	1.59%	1.95%	1.76%	2.58%

Total Return (C)	15.13%	11.91%	-3.05%	13.76%	28.60%

	Fidelity
	VIP Contrafund Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$52.22	$45.08	$46.48	$39.83	$29.47

Unit value, end of year	$68.21	$52.22	$45.08	$46.48	$39.83

Units outstanding (000’s), beginning of year	1,737	1,776	1,774	3,627	3,711
Units Issued (000’s)	575	516	802	1,013	1,010
Units Redeemed (000’s)	(618)	(555)	(800)	(2,866)	(1,094)

Units Outstanding (000’s), end of year	1,694	1,737	1,776	1,774	3,627

Net Assets (000’s)	$115,575	$90,709	$80,047	$82,438	$144,477

Expense Ratio (A)(D)	0.50%	0.50%	0.50%	0.44%	0.40%

Investment Income Ratio (B)	1.09%	1.37%	0.99%	1.27%	1.47%

Total Return (C)	30.63%	15.83%	-3.01%	16.70%	35.17%

	Fidelity
	VIP Mid Cap Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$49.68	$43.49	$48.89	$38.12	$27.32

Unit value, end of year	$67.34	$49.68	$43.49	$48.89	$38.12

Units outstanding (000’s), beginning of year	492	502	522	745	559
Units Issued (000’s)	222	184	301	405	405
Units Redeemed (000’s)	(206)	(194)	(321)	(628)	(219)

Units Outstanding (000’s), end of year	508	492	502	522	745

Net Assets (000’s)	$34,234	$24,456	$21,844	$25,511	$28,401

Expense Ratio (A)(D)	0.50%	0.50%	0.50%	0.44%	0.40%

Investment Income Ratio (B)	0.54%	0.63%	0.24%	0.42%	0.81%

Total Return (C)	35.55%	14.25%	-11.06%	28.26%	39.53%

(A)(B)(C)	Refer to explanatory notes.
(D)	Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50% in 2009, 0.54% in 2010 and 0.60% in 2011 through 2013.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Vanguard
	VIF Diversified Value Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$18.30	$15.80	$15.30	$14.07	$11.14

Unit value, end of year	$23.54	$18.30	$15.80	$15.30	$14.07

Units outstanding (000’s), beginning of year	1,105	957	828	1,319	1,143
Units Issued (000’s)	596	506	582	651	611
Units Redeemed (000’s)	(437)	(358)	(453)	(1,142)	(435)

Units Outstanding (000’s), end of year	1,264	1,105	957	828	1,319

Net Assets (000’s)	$29,751	$20,229	$15,121	$12,669	$18,559

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	2.08%	2.23%	1.96%	2.45%	3.92%

Total Return (C)	28.63%	15.80%	3.30%	8.74%	26.29%

	Vanguard
	VIF International Portfolio					VIF REIT Index Portfolio
Selected Per Unit and Supplementary Data:	Years Ended December 31,					Period Ended December 31, 2013(1)
	2013	2012	2011	2010	2009
Unit value, beginning of year/period	$23.48	$19.66	$22.88	$19.88	$13.99	$12.33

Unit value, end of year/period	$28.80	$23.48	$19.66	$22.88	$19.88	$11.83

Units outstanding (000’s), beginning of year/period	1,470	1,456	1,405	1,995	1,643	—
Units Issued (000’s)	1,339	567	819	1,042	942	56
Units Redeemed (000’s)	(723)	(553)	(768)	(1,633)	(590)	(3)

Units Outstanding (000’s), end of year/period	2,086	1,470	1,456	1,405	1,995	53

Net Assets (000’s)	$60,062	$34,504	$28,632	$32,130	$39,655	$632

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%	0.60%	(E)

Investment Income Ratio (B)	1.53%	2.01%	1.55%	1.58%	3.45%	—

Total Return (C)	22.65%	19.42%	-14.05%	15.10%	42.07%	-4.03%	(F)

(1)	For the period August 5, 2013 (Initial Offering Date of Units) to December 31, 2013.
(A)(B)(C)	Refer to explanatory notes.
(E)	Annualized.
(F)	Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	American Century										American Funds
	VP Capital Appreciation Fund										New World Fund
Selected Per Unit and Supplementary Data:	Years Ended December 31,										Period Ended December 31, 2013(1)
	2013		2012		2011		2010		2009
Unit value, beginning of year/period	$28.78		$24.90		$26.72		$20.41		$14.93		$23.49

Unit value, end of year/period	$37.54		$28.78		$24.90		$26.72		$20.41		$25.32

Units outstanding (000’s), beginning of year/period	1,364		1,389		1,315		2,561		2,567		—
Units Issued (000’s)	536		504		809		918		941		10
Units Redeemed (000’s)	(536)		(529)		(735)		(2,163)		(947)		—	(G)

Units Outstanding (000’s), end of year/period	1,364		1,364		1,389		1,315		2,561		10

Net Assets (000’s)	$51,195		$39,264		$34,576		$35,149		$52,272		$248

Expense Ratio (A)	0.35%	(D)	0.35%	(D)	0.35%	(D)	0.29%	(D)	0.25%	(D)	0.60%	(E)

Investment Income Ratio (B)	—		—		—		—		0.76%		2.03%	(F)

Total Return (C)	30.46%		15.59%		-6.84%		30.90%		36.73%		7.81%	(F)

(1)	For the period August 5, 2013 (Initial Offering Date of Units) to December 31, 2013.
(A)(B)(C)	Refer to explanatory notes.
(D)	Absent reimbursement by American Century, the annualized expense ratio would have been 0.50% in 2009, 0.54% in 2010 and 0.60% in 2011 through 2013.
(E)	Annualized.
(F)	Not annualized.
(G)	Less than 500 units.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Calvert
	VP SRI Balanced Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$4.14	$3.77	$3.63	$3.25	$2.61

Unit value, end of year	$4.86	$4.14	$3.77	$3.63	$3.25

Units outstanding (000’s), beginning of year	3,387	3,641	3,787	6,377	6,317
Units Issued (000’s)	1,520	851	1,907	2,048	1,808
Units Redeemed (000’s)	(1,142)	(1,105)	(2,053)	(4,638)	(1,748)

Units Outstanding (000’s), end of year	3,765	3,387	3,641	3,787	6,377

Net Assets (000’s)	$18,299	$14,033	$13,731	$13,744	$20,756

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	1.08%	1.25%	1.33%	1.47%	2.30%

Total Return (C)	17.31%	9.85%	3.94%	11.49%	24.66%

	DWS
	Capital Growth VIP
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$45.43	$39.38	$41.47	$35.73	$28.30

Unit value, end of year	$60.81	$45.43	$39.38	$41.47	$35.73

Units outstanding (000’s), beginning of year	754	805	746	1,954	2,171
Units Issued (000’s)	214	207	384	359	384
Units Redeemed (000’s)	(249)	(258)	(325)	(1,567)	(601)

Units Outstanding (000’s), end of year	719	754	805	746	1,954

Net Assets (000’s)	$43,700	$34,239	$31,698	$30,939	$69,804

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	1.26%	0.88%	0.78%	0.92%	1.32%

Total Return (C)	33.85%	15.36%	-5.04%	16.08%	26.23%

	Oppenheimer
	Main Street Fund/VA
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$26.93	$23.18	$23.32	$20.20	$15.82

Unit value, end of year	$35.28	$26.93	$23.18	$23.32	$20.20

Units outstanding (000’s), beginning of year	173	153	131	216	194
Units Issued (000’s)	105	81	87	116	102
Units Redeemed (000’s)	(90)	(61)	(65)	(201)	(80)

Units Outstanding (000’s), end of year	188	173	153	131	216

Net Assets (000’s)	$6,623	$4,668	$3,553	$3,053	$4,358

Expense Ratio (A)	0.60%	0.60%	0.60%	0.54%	0.50%

Investment Income Ratio (B)	1.08%	0.96%	0.83%	1.03%	1.70%

Total Return (C)	30.99%	16.17%	-0.61%	15.48%	27.64%

(A)(B)(C)	Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	PIMCO		T. Rowe Price
	VIT Real Return Portfolio		Blue Chip Growth Portfolio
Selected Per Unit and Supplementary Data:	Period Ended December 31, 2013(1)		Period Ended December 31 2013(1)
Unit value, beginning of period	$13.22		$16.42

Unit value, end of period	$12.91		$18.93

Units outstanding (000’s), beginning of period	—		—
Units Issued (000’s)	50		47
Units Redeemed (000’s)	(2)		(3)

Units Outstanding (000’s), end of period	48		44

Net Assets (000’s)	$616		$834

Expense Ratio (A)(D)	0.50%	(D)(G)	0.45%	(D)(H)

Investment Income Ratio (B)	2.85%	(E)	0.04%	(E)

Total Return (C)	-2.36%	(E)	15.31%	(E)

(1)	For the Period August 5, 2013 (Initial Offering Date of Units) to December 31, 2013.
(A)(B)(C)	Refer to explanatory notes.
(D)	Annualized.
(E)	Not annualized.
(G)	Absent reimbursement by PIMCO, the annualized expense ratio would have been 0.60%.
(H)	Absent reimbursement by T. Rowe Price, the annualized expense ratio would have been 0.60%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

Standard Units*

	Investment Company
	Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$3.64	$3.18	$3.16	$2.78	$2.23

Unit value, end of year	$4.75	$3.64	$3.18	$3.16	$2.78

Units outstanding (000’s), beginning of year	59,193	61,506	66,679	68,767	65,771
Units Issued (000’s)	10,977	11,634	12,386	15,814	20,468
Units Redeemed (000’s)	(14,381)	(13,947)	(17,559)	(17,902)	(17,472)

Units Outstanding (000’s), end of year	55,789	59,193	61,506	66,679	68,767

Net Assets (000’s)	$265,139	$215,641	$195,598	$210,650	$191,403

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	1.63%	0.01%	1.97%	1.76%	1.92%

Total Return (C)	30.46%	14.56%	0.66%	13.50%	25.00%

	Investment Company
	All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$10.66	$9.41	$9.50	$8.15	$6.56

Unit value, end of year	$13.92	$10.66	$9.41	$9.50	$8.15

Units outstanding (000’s), beginning of year	12,478	13,523	15,222	16,090	16,718
Units Issued (000’s)	1,294	1,440	1,451	2,959	3,116
Units Redeemed (000’s)	(2,195)	(2,485)	(3,150)	(3,827)	(3,744)

Units Outstanding (000’s), end of year	11,577	12,478	13,523	15,222	16,090

Net Assets (000’s)	$161,137	$133,058	$127,198	$144,566	$131,085

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	1.40%	—	2.37%	1.29%	2.05%

Total Return (C)	30.53%	13.36%	-0.96%	16.58%	24.19%

	Investment Company
	Small Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.52	$1.33	$1.38	$1.09	$0.85

Unit value, end of year	$1.94	$1.52	$1.33	$1.38	$1.09

Units outstanding (000’s), beginning of year	65,627	71,636	75,792	72,395	69,541
Units Issued (000’s)	9,887	10,172	15,483	23,170	20,274
Units Redeemed (000’s)	(14,759)	(16,181)	(19,639)	(19,773)	(17,420)

Units Outstanding (000’s), end of year	60,755	65,627	71,636	75,792	72,395

Net Assets (000’s)	$117,683	$99,475	$95,181	$104,496	$78,951

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	1.59%	—	0.92%	1.13%	1.29%

Total Return (C)	27.79%	14.08%	-3.63%	26.42%	28.13%

*	Includes 401(k) and 401(k) SIMPLE Plans.
(A)(B)(C)	Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	Small Cap Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.36	$1.30	$1.35	$1.02	$0.81

Unit value, end of year	$1.90	$1.36	$1.30	$1.35	$1.02

Units outstanding (000’s), beginning of year	70,509	79,438	81,486	75,326	72,573
Units Issued (000’s)	22,448	12,282	23,111	29,183	20,728
Units Redeemed (000’s)	(18,958)	(21,211)	(25,159)	(23,023)	(17,975)

Units Outstanding (000’s), end of year	73,999	70,509	79,438	81,486	75,326

Net Assets (000’s)	$140,289	$95,830	$103,526	$109,991	$77,080

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	—	—	—	—	—

Total Return (C)	39.49%	4.29%	-3.45%	31.91%	26.55%

	Investment Company
	Mid Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.26	$1.15	$1.19	$1.01	$0.82

Unit value, end of year	$1.60	$1.26	$1.15	$1.19	$1.01

Units outstanding (000’s), beginning of year	14,987	15,772	15,980	13,566	11,568
Units Issued (000’s)	5,650	3,664	5,331	6,548	6,585
Units Redeemed (000’s)	(5,273)	(4,449)	(5,539)	(4,134)	(4,587)

Units Outstanding (000’s), end of year	15,364	14,987	15,772	15,980	13,566

Net Assets (000’s)	$24,514	$18,943	$18,184	$19,051	$13,739

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	1.00%	—	1.18%	1.31%	1.61%

Total Return (C)	26.23%	9.63%	-3.29%	17.72%	24.10%

	Investment Company
	Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$2.55	$2.19	$2.26	$1.81	$1.33

Unit value, end of year	$3.35	$2.55	$2.19	$2.26	$1.81

Units outstanding (000’s), beginning of year	66,532	70,910	69,874	71,371	65,454
Units Issued (000’s)	23,986	14,383	24,643	22,117	26,242
Units Redeemed (000’s)	(21,238)	(18,761)	(23,607)	(23,614)	(20,325)

Units Outstanding (000’s), end of year	69,280	66,532	70,910	69,874	71,371

Net Assets (000’s)	$232,260	$169,449	$155,164	$157,889	$129,032

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	1.04%	—	1.15%	1.09%	1.29%

Total Return (C)	31.63%	16.39%	-3.16%	24.99%	35.47%

(A)(B)(C)	Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$7.11	$6.45	$6.35	$5.78	$4.92

Unit value, end of year	$8.18	$7.11	$6.45	$6.35	$5.78

Units outstanding (000’s), beginning of year	13,626	14,678	16,413	17,127	18,190
Units Issued (000’s)	1,327	1,272	1,293	2,704	2,734
Units Redeemed (000’s)	(2,570)	(2,324)	(3,028)	(3,418)	(3,797)

Units Outstanding (000’s), end of year	12,383	13,626	14,678	16,413	17,127

Net Assets (000’s)	$101,268	$96,928	$94,646	$104,152	$98,912

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	2.07%	0.02%	4.39%	2.51%	2.93%

Total Return (C)	14.97%	10.32%	1.61%	9.88%	17.39%

	Investment Company
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$0.78	$0.66	$0.77	$0.71	$0.58

Unit value, end of year	$0.92	$0.78	$0.66	$0.77	$0.71

Units outstanding (000’s), beginning of year	9,256	7,800	6,707	4,534	1,998
Units Issued (000’s)	3,295	3,665	3,702	4,062	3,838
Units Redeemed (000’s)	(3,532)	(2,209)	(2,609)	(1,889)	(1,302)

Units Outstanding (000’s), end of year	9,019	9,256	7,800	6,707	4,534

Net Assets (000’s)	$8,334	$7,186	$5,161	$5,138	$3,240

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	2.04%	0.03%	3.04%	3.70%	3.56%

Total Return (C)	19.05%	17.33%	-13.64%	7.21%	24.10%

	Investment Company
	Money Market Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$2.46	$2.50	$2.53	$2.56	$2.59

Unit value, end of year	$2.43	$2.46	$2.50	$2.53	$2.56

Units outstanding (000’s), beginning of year	15,265	17,362	20,295	22,906	31,629
Units Issued (000’s)	4,175	3,815	5,177	6,835	11,658
Units Redeemed (000’s)	(6,662)	(5,912)	(8,110)	(9,446)	(20,381)

Units Outstanding (000’s), end of year	12,778	15,265	17,362	20,295	22,906

Net Assets (000’s)	$31,034	$37,579	$43,333	$51,358	$58,650

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	—	—	—	—	0.06%

Total Return (C)	-1.35%	-1.36%	-1.37%	-1.17%	-0.98%

(A)(B)(C)	Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	Mid-Term Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$2.34	$2.29	$2.18	$2.06	$1.87

Unit value, end of year	$2.30	$2.34	$2.29	$2.18	$2.06

Units outstanding (000’s), beginning of year	33,149	35,372	38,104	34,644	31,695
Units Issued (000’s)	5,503	7,669	10,277	15,922	14,881
Units Redeemed (000’s)	(11,135)	(9,891)	(13,009)	(12,462)	(11,932)

Units Outstanding (000’s), end of year	27,517	33,149	35,372	38,104	34,644

Net Assets (000’s)	$63,219	$77,511	$81,009	$83,062	$71,357

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	2.78%	0.04%	3.20%	3.45%	3.93%

Total Return (C)	-1.74%	2.10%	5.06%	5.83%	10.22%

	Investment Company
	Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$5.93	$5.67	$5.35	$5.04	$4.43

Unit value, end of year	$5.81	$5.93	$5.67	$5.35	$5.04

Units outstanding (000’s), beginning of year	23,438	23,165	21,945	19,352	15,862
Units Issued (000’s)	8,512	6,942	8,057	10,050	8,727
Units Redeemed (000’s)	(10,012)	(6,669)	(6,837)	(7,457)	(5,237)

Units Outstanding (000’s), end of year	21,938	23,438	23,165	21,945	19,352

Net Assets (000’s)	$127,463	$139,096	$131,354	$117,377	$97,482

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	2.95%	0.03%	4.09%	3.75%	4.51%

Total Return (C)	-2.10%	4.66%	6.01%	6.18%	13.58%

	Investment Company
	Retirement Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.22	$1.15	$1.11	$1.03	$0.90

Unit value, end of year	$1.29	$1.22	$1.15	$1.11	$1.03

Units outstanding (000’s), beginning of year	8,962	8,162	5,971	3,904	1,995
Units Issued (000’s)	4,937	4,531	6,676	4,622	3,958
Units Redeemed (000’s)	(4,722)	(3,731)	(4,485)	(2,555)	(2,049)

Units Outstanding (000’s), end of year	9,177	8,962	8,162	5,971	3,904

Net Assets (000’s)	$11,877	$10,929	$9,402	$6,646	$4,026

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	0.00%	2.36%	2.47%	2.10%	0.06%

Total Return (C)	6.13%	5.88%	3.48%	7.93%	15.21%

(A)(B)(C)	Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	2010 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.16	$1.07	$1.05	$0.95	$0.80

Unit value, end of year	$1.28	$1.16	$1.07	$1.05	$0.95

Units outstanding (000’s), beginning of year	7,087	7,327	7,227	7,308	4,494
Units Issued (000’s)	2,539	3,176	4,380	3,691	5,546
Units Redeemed (000’s)	(3,099)	(3,416)	(4,280)	(3,772)	(2,732)

Units Outstanding (000’s), end of year	6,527	7,087	7,327	7,227	7,308

Net Assets (000’s)	$8,346	$8,203	$7,825	$7,578	$6,952

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	0.00%	2.38%	2.14%	0.16%	3.65%

Total Return (C)	10.46%	8.39%	1.85%	10.23%	18.71%

	Investment Company
	2015 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.12	$1.02	$1.01	$0.91	$0.76

Unit value, end of year	$1.27	$1.12	$1.02	$1.01	$0.91

Units outstanding (000’s), beginning of year	39,009	36,243	33,377	22,505	12,185
Units Issued (000’s)	15,347	17,245	14,880	18,918	18,924
Units Redeemed (000’s)	(16,767)	(14,479)	(12,014)	(8,046)	(8,604)

Units Outstanding (000’s), end of year	37,589	39,009	36,243	33,377	22,505

Net Assets (000’s)	$47,616	$43,561	$37,037	$33,813	$20,516

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	0.01%	2.10%	2.03%	0.11%	3.38%

Total Return (C)	13.44%	9.28%	0.87%	11.13%	20.18%

	Investment Company
	2020 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.09	$0.99	$0.98	$0.87	$0.71

Unit value, end of year	$1.27	$1.09	$0.99	$0.98	$0.87

Units outstanding (000’s), beginning of year	52,040	42,477	34,563	23,701	11,723
Units Issued (000’s)	27,831	23,346	21,502	19,591	17,357
Units Redeemed (000’s)	(15,425)	(13,783)	(13,588)	(8,729)	(5,379)

Units Outstanding (000’s), end of year	64,446	52,040	42,477	34,563	23,701

Net Assets (000’s)	$81,575	$56,623	$41,880	$33,960	$20,656

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	0.01%	1.91%	1.89%	0.07%	3.55%

Total Return (C)	16.33%	10.36%	0.34%	12.75%	22.07%

(A)(B)(C)	Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	2025 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.08	$0.97	$0.97	$0.85	$0.69

Unit value, end of year	$1.29	$1.08	$0.97	$0.97	$0.85

Units outstanding (000’s), beginning of year	53,778	41,690	32,390	20,565	8,163
Units Issued (000’s)	26,822	23,089	19,524	19,193	16,183
Units Redeemed (000’s)	(16,781)	(11,001)	(10,224)	(7,368)	(3,781)

Units Outstanding (000’s), end of year	63,819	53,778	41,690	32,390	20,565

Net Assets (000’s)	$82,537	$58,113	$40,386	$31,494	$17,491

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	0.02%	1.76%	1.61%	0.17%	3.22%

Total Return (C)	19.68%	11.55%	-0.37%	14.32%	23.98%

	Investment Company
	2030 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.08	$0.96	$0.97	$0.84	$0.67

Unit value, end of year	$1.32	$1.08	$0.96	$0.97	$0.84

Units outstanding (000’s), beginning of year	41,160	33,092	24,247	16,971	6,652
Units Issued (000’s)	18,792	17,579	16,274	13,441	14,095
Units Redeemed (000’s)	(12,522)	(9,511)	(7,429)	(6,166)	(3,776)

Units Outstanding (000’s), end of year	47,430	41,160	33,092	24,247	16,971

Net Assets (000’s)	$62,659	$44,478	$31,832	$23,556	$14,287

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	0.02%	1.67%	1.51%	0.23%	2.92%

Total Return (C)	22.25%	12.34%	-0.99%	15.41%	25.34%

	Investment Company
	2035 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.06	$0.94	$0.95	$0.82	$0.65

Unit value, end of year	$1.32	$1.06	$0.94	$0.95	$0.82

Units outstanding (000’s), beginning of year	33,044	25,363	20,271	12,881	4,644
Units Issued (000’s)	15,471	14,685	12,447	11,912	11,277
Units Redeemed (000’s)	(10,004)	(7,004)	(7,355)	(4,522)	(3,040)

Units Outstanding (000’s), end of year	38,511	33,044	25,363	20,271	12,881

Net Assets (000’s)	$50,747	$34,994	$23,764	$19,344	$10,555

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	0.02%	1.50%	1.39%	0.26%	2.66%

Total Return (C)	24.43%	13.03%	-1.82%	16.46%	25.91%

(A)(B)(C)	Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	2040 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.05	$0.93	$0.95	$0.81	$0.64

Unit value, end of year	$1.32	$1.05	$0.93	$0.95	$0.81

Units outstanding (000’s), beginning of year	30,913	24,331	18,624	11,295	3,978
Units Issued (000’s)	13,906	13,528	12,432	11,081	9,620
Units Redeemed (000’s)	(9,727)	(6,946)	(6,725)	(3,752)	(2,303)

Units Outstanding (000’s), end of year	35,092	30,913	24,331	18,624	11,295

Net Assets (000’s)	$46,405	$32,523	$22,599	$17,728	$9,174

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	0.03%	1.46%	1.31%	0.27%	2.60%

Total Return (C)	25.69%	13.27%	-2.42%	17.18%	26.69%

	Investment Company
	2045 Retirement Fund					2050 Retirement Fund
	Years Ended December 31,					Year Ended December 31, 2013	Period Ended December 31, 2012(1)
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year/period	$1.04	$0.92	$0.95	$0.81	$0.64	$1.02	$1.00

Unit value, end of year/period	$1.31	$1.04	$0.92	$0.95	$0.81	$1.29	$1.02

Units outstanding (000’s), beginning of year/period	37,864	28,787	21,213	12,807	4,062	493	—
Units Issued (000’s)	15,650	17,199	15,183	13,463	11,962	5,100	518
Units Redeemed (000’s)	(11,861)	(8,124)	(7,609)	(5,057)	(3,217)	(891)	(25)

Units Outstanding (000’s), end of year/period	41,653	37,864	28,787	21,213	12,807	4,702	493

Net Assets (000’s)	$54,760	$39,446	$26,519	$20,067	$10,322	$6,046	$500

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%	1.20%	1.20%	(D)

Investment Income Ratio (B)	0.03%	1.39%	1.25%	0.24%	2.57%	0.04%	—

Total Return (C)	26.19%	13.09%	-2.62%	17.37%	26.41%	26.66%	1.51%

(1)	For the period October 1, 2012 (Initial Offering Date of Units) to December 31, 2012.
(A)(B)(C)	Refer to explanatory notes.
(D)	Annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	Conservative Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.51	$1. 42	$1.36	$1.26	$1.10

Unit value, end of year	$1.60	$1.51	$1.42	$1.36	$1.26

Units outstanding (000’s), beginning of year	23,645	19,459	17,239	13,280	9,620
Units Issued (000’s)	9,467	12,170	9,571	8,501	7,865
Units Redeemed (000’s)	(9,881)	(7,984)	(7,351)	(4,542)	(4,205)

Units Outstanding (000’s), end of year	23,231	23,645	19,459	17,239	13,280

Net Assets (000’s)	$37,260	$35,756	$27,720	$23,494	$16,724

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	0.04%	2.45%	2.79%	—	4.11%

Total Return (C)	6.06%	6.15%	4.52%	8.22%	14.90%

(A)(B)(C)	Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Investment Company
	Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.70	$1.55	$1.50	$1.34	$1.12

Unit value, end of year	$1.94	$1.70	$1.55	$1.50	$1.34

Units outstanding (000’s), beginning of year	56,603	51,632	51,013	45,667	38,344
Units Issued (000’s)	17,477	17,293	15,575	18,514	18,682
Units Redeemed (000’s)	(16,881)	(12,322)	(14,956)	(13,168)	(11,359)

Units Outstanding (000’s), end of year	57,199	56,603	51,632	51,013	45,667

Net Assets (000’s)	$110,815	$95,948	$79,871	$76,656	$61,299

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	0.02%	2.18%	2.35%	0.15%	3.11%

Total Return (C)	14.29%	9.58%	2.95%	11.95%	20.18%

	Investment Company
	Aggressive Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$1.82	$1.63	$1.61	$1.39	$1.12

Unit value, end of year	$2.24	$1.82	$1.63	$1.61	$1.39

Units outstanding (000’s), beginning of year	42,816	42,489	41,698	41,229	33,937
Units Issued (000’s)	8,525	10,300	11,461	12,812	16,418
Units Redeemed (000’s)	(11,377)	(9,973)	(10,670)	(12,343)	(9,126)

Units Outstanding (000’s), end of year	39,964	42,816	42,489	41,698	41,229

Net Assets (000’s)	$89,477	$78,116	$69,177	$67,160	$57,335

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	0.03%	1.79%	1.94%	0.31%	2.09%

Total Return (C)	22.72%	12.06%	1.09%	15.82%	24.52%

	Fidelity
	VIP Equity-Income Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$47.12	$40.61	$40.66	$35.64	$27.59

Unit value, end of year	$59.73	$47.12	$40.61	$40.66	$35.64

Units outstanding (000’s), beginning of year	2,646	2,871	3,148	3,325	3,226
Units Issued (000’s)	505	398	505	682	945
Units Redeemed (000’s)	(669)	(623)	(782)	(859)	(846)

Units Outstanding (000’s), end of year	2,482	2,646	2,871	3,148	3,325

Net Assets (000’s)	$148,264	$124,675	$116,589	$127,993	$118,509

Expense Ratio (A)(D)	1.10%	1.10%	1.10%	0.93%	0.80%

Investment Income Ratio (B)	2.56%	3.19%	2.46%	1.87%	2.41%

Total Return (C)	26.76%	16.02%	-0.13%	14.09%	29.17%

(A)(B)(C)	Refer to explanatory notes.
(D)	Absent reimbursement by Fidelity, the expense ratio would have been 0.90% in 2009, 1.03% in 2010 and 1.20% in 2011 through 2013.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Fidelity
	VIP Asset Manager Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$36.70	$32.99	$34.23	$30.23	$23.60

Unit value, end of year	$42.00	$36.70	$32.99	$34.23	$30.23

Units outstanding (000’s), beginning of year	1,961	2,042	2,202	2,303	2,156
Units Issued (000’s)	301	338	406	554	738
Units Redeemed (000’s)	(522)	(419)	(566)	(655)	(591)

Units Outstanding (000’s), end of year	1,740	1,961	2,042	2,202	2,303

Net Assets (000’s)	$73,098	$71,950	$67,361	$75,357	$69,626

Expense Ratio (A)(D)	1.10%	1.10%	1.10%	0.93%	0.80%

Investment Income Ratio (B)	1.59%	1.59%	1.95%	1.76%	2.58%

Total Return (C)	14.45%	11.25%	-3.62%	13.21%	28.08%

	Fidelity
	VIP Contrafund Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$50.43	$43.80	$45.43	$39.12	$29.06

Unit value, end of year	$65.49	$50.43	$43.80	$45.43	$39.12

Units outstanding (000’s), beginning of year	6,355	6,811	7,505	7,863	7,551
Units Issued (000’s)	766	942	1,099	1,580	2,167
Units Redeemed (000’s)	(1,354)	(1,398)	(1,793)	(1,938)	(1,855)

Units Outstanding (000’s), end of year	5,767	6,355	6,811	7,505	7,863

Net Assets (000’s)	$377,683	$320,473	$298,340	$340,978	$307,589

Expense Ratio (A)(D)	1.10%	1.10%	1.10%	0.93%	0.80%

Investment Income Ratio (B)	1.09%	1.37%	0.99%	1.27%	1.47%

Total Return (C)	29.86%	15.14%	-3.59%	16.14%	34.63%

	Fidelity
	VIP Mid Cap Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$47.99	$42.25	$47.79	$37.44	$26.94

Unit value, end of year	$64.66	$47.99	$42.25	$47.79	$37.44

Units outstanding (000’s), beginning of year	1,585	1,763	2,121	1,821	1,287
Units Issued (000’s)	375	330	511	921	1,081
Units Redeemed (000’s)	(456)	(508)	(869)	(621)	(547)

Units Outstanding (000’s), end of year	1,504	1,585	1,763	2,121	1,821

Net Assets (000’s)	$97,236	$76,036	$74,490	$101,338	$68,172

Expense Ratio (A)(D)	1.10%	1.10%	1.10%	0.93%	0.80%

Investment Income Ratio (B)	0.54%	0.63%	0.24%	0.42%	0.81%

Total Return (C)	34.75%	13.57%	-11.59%	27.65%	38.97%

(A)(B)(C)	Refer to explanatory notes.
(D)	Absent reimbursement by Fidelity, the expense ratio would have been 0.90% in 2009, 1.03% in 2010 and 1.20% in 2011 through 2013.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Vanguard
	VIF Diversified Value Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$17.67	$15.35	$14.95	$13.82	$10.98

Unit value, end of year	$22.60	$17.67	$15.35	$14.95	$13.82

Units outstanding (000’s), beginning of year	3,570	3,279	3,101	2,945	2,398
Units Issued (000’s)	1,046	1,286	1,211	1,152	1,386
Units Redeemed (000’s)	(1,038)	(995)	(1,033)	(996)	(839)

Units Outstanding (000’s), end of year	3,578	3,570	3,279	3,101	2,945

Net Assets (000’s)	$80,858	$63,088	$50,350	$46,371	$40,686

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	2.08%	2.23%	1.96%	2.45%	3.92%

Total Return (C)	27.86%	15.10%	2.68%	8.22%	25.79%

	Vanguard
	VIF International Portfolio					VIF REIT Index Portfolio
Selected Per Unit and Supplementary Data:	Years Ended December 31,					Period Ended December 31, 2013(1)
	2013	2012	2011	2010	2009
Unit value, beginning of year/period	$22.68	$19.10	$22.36	$19.52	$13.80	$12.33

Unit value, end of year/period	$27.65	$22.68	$19.10	$22.36	$19.52	$11.81

Units outstanding (000’s), beginning of year/period	4,237	4,409	4,520	4,567	3,446	—
Units Issued (000’s)	2,918	935	1,183	1,507	2,175	158
Units Redeemed (000’s)	(1,491)	(1,107)	(1,294)	(1,554)	(1,054)	(8)

Units Outstanding (000’s), end of year/period	5,664	4,237	4,409	4,520	4,567	150

Net Assets (000’s)	$156,594	$96,066	$84,232	$101,070	$89,154	$1,774

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%	1.20%	(E)

Investment Income Ratio (B)	1.53%	2.01%	1.55%	1.58%	3.45%	—

Total Return (C)	21.92%	18.70%	-14.56%	14.54%	41.50%	-4.24%	(F)

(1)	For the period August 5, 2013 (Initial Offering Date of Units) to December 31, 2013.
(A)(B)(C)	Refer to explanatory notes.
(E)	Annualized.
(F)	Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	American Century										American Funds
	VP Capital Appreciation Fund										New World Fund
Selected Per Unit and Supplementary Data:	Years Ended December 31,										Period Ended December 31, 2013(1)
	2013		2012		2011		2010		2009
Unit value, beginning of year/period	$27.80		$24.19		$26.12		$20.05		$14.72		$23.49

Unit value, end of year/period	$36.05		$27.80		$24.19		$26.12		$20.05		$25.27

Units outstanding (000’s), beginning of year/period	5,350		5,501		5,890		5,766		5,253		—
Units Issued (000’s)	1,021		1,545		1,804		2,018		2,540		36
Units Redeemed (000’s)	(1,538)		(1,696)		(2,193)		(1,894)		(2,027)		(2)

Units Outstanding (000’s), end of year/period	4,833		5,350		5,501		5,890		5,766		34

Net Assets (000’s)	$174,217		$148,712		$133,070		$153,850		$115,614		$866

Expense Ratio (A)	0.95%	(D)	0.95%	(D)	0.95%	(D)	0.78%	(D)	0.65%	(D)	1.20%	(E)

Investment Income Ratio (B)	—		—		—		—		0.76%		2.03%	(F)

Total Return (C)	29.69%		14.90%		-7.39%		30.28%		36.18%		7.57%	(F)

(1)	For the period August 5, 2013 (Initial Offering Date of Units) to December 31, 2013.
(A)(B)(C)	Refer to explanatory notes.
(D)	Absent reimbursement by American Century, the expense ratio would have been 0.90% in 2009, 1.03% in 2010 and 1.20% in 2011 through 2013.
(E)	Annualized.
(F)	Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	Calvert
	VP SRI Balanced Portfolio
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$4.00	$3.66	$3.55	$3.20	$2.57

Unit value, end of year	$4.67	$4.00	$3.66	$3.55	$3.20

Units outstanding (000’s), beginning of year	15,622	15,892	16,772	16,832	15,959
Units Issued (000’s)	2,297	2,103	2,329	3,298	3,977
Units Redeemed (000’s)	(3,387)	(2,373)	(3,209)	(3,358)	(3,104)

Units Outstanding (000’s), end of year	14,532	15,622	15,892	16,772	16,832

Net Assets (000’s)	$67,796	$62,507	$58,236	$59,488	$53,807

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	1.08%	1.25%	1.33%	1.47%	2.30%

Total Return (C)	16.60%	9.19%	3.32%	10.95%	24.17%

	DWS
	Capital Growth VIP
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$43.87	$38.26	$40.54	$35.09	$27.91

Unit value, end of year	$58.37	$43.87	$38.26	$40.54	$35.09

Units outstanding (000’s), beginning of year	2,959	3,166	3,631	3,818	3,956
Units Issued (000’s)	253	421	286	631	759
Units Redeemed (000’s)	(622)	(628)	(751)	(818)	(897)

Units Outstanding (000’s), end of year	2,590	2,959	3,166	3,631	3,818

Net Assets (000’s)	$151,168	$129,804	$121,130	$147,189	$133,998

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	1.26%	0.88%	0.78%	0.92%	1.32%

Total Return (C)	33.05%	14.66%	-5.61%	15.52%	25.73%

	Oppenheimer
	Main Street Fund/VA
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2013	2012	2011	2010	2009
Unit value, beginning of year	$26.01	$22.52	$22.80	$19.84	$15.60

Unit value, end of year	$33.86	$26.01	$22.52	$22.80	$19.84

Units outstanding (000’s), beginning of year	526	435	460	444	325
Units Issued (000’s)	182	252	152	187	301
Units Redeemed (000’s)	(207)	(161)	(177)	(171)	(182)

Units Outstanding (000’s), end of year	501	526	435	460	444

Net Assets (000’s)	$16,982	$13,675	$9,790	$10,481	$8,800

Expense Ratio (A)	1.20%	1.20%	1.20%	1.03%	0.90%

Investment Income Ratio (B)	1.08%	0.96%	0.83%	1.03%	1.70%

Total Return (C)	30.21%	15.47%	-1.20%	14.92%	27.13%

(A)(B)(C)	Refer to explanatory notes.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

4. Financial Highlights (Continued)

	PIMCO		T. Rowe Price
	VIT Real Return Portfolio		Blue Chip Growth Portfolio
	Period Ended December 31, 2013(1)		Period Ended December 31 2013(1)
Selected Per Unit and Supplementary Data:
Unit value, beginning of period	$13.22		$16.42

Unit value, end of period	$12.88		$18.89

Units outstanding (000’s), beginning of period	—		—
Units Issued (000’s)	217		202
Units Redeemed (000’s)	(21)		(11)

Units Outstanding (000’s), end of period	196		191

Net Assets (000’s)	$2,518		$3,615

Expense Ratio (A)(D)	1.10%	(D)(G)	1.05%	(D)(H)

Investment Income Ratio (B)	2.85%	(E)	0.04%	(E)

Total Return (C)	-2.58%	(E)	15.05%	(E)

(1)	For the period August 5, 2013 (Initial Offering Date of Units) to December 31, 2013.
(A)(B)(C)	Refer to explanatory notes.
(D)	Annualized.
(E)	Not annualized.
(G)	Absent reimbursement by PIMCO, the annualized expense ratio would have been 1.20%.
(H)	Absent reimbursement by T. Rowe Price, the annualized expense ratio would have been 1.20%.

Explanatory notes:

(A)	This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)	This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund’s net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)	The total return is calculated for each year indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

5. SUBSEQUENT EVENTS

Management, on behalf of the Company, has evaluated the need for disclosures and/or adjustments to the financial statements resulting from subsequent events. As a result of this evaluation, no additional subsequent events require disclosure and/or adjustment to the financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

Consolidated Statutory Financial Statements

For The Years Ended December 31, 2013, 2012 and 2011

Together With Report of Independent Registered Public Accounting Firm

INDEPENDENT AUDITORS’ REPORT

The Board of Directors

Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory financial statements of Mutual of America Life Insurance Company and its subsidiaries, which comprise the consolidated statutory statements of financial condition as of December 31, 2013 and 2012, and the related consolidated statutory statements of operations and surplus, and cash flows for the three year period ended December 31, 2013, and the related notes to the consolidated statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 1 and 9 to the consolidated financial statements, the consolidated financial statements are prepared by Mutual of America Life Insurance Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Notes 1 and 9 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

INDEPENDENT AUDITORS’ REPORT (Continued)

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting principles and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Mutual of America Life Insurance Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial condition of Mutual of America Life Insurance Company and its subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for the years then ended, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Notes 1 and 9

Emphasis of Matter

As described in Notes 1 and 5 to the consolidated statutory financial statements, in 2013, Mutual of America Life Insurance Company changed its accounting for pensions and postretirement benefits other than pensions in accordance with statutory accounting principles adopted by State of New York Department of Financial Services through amendments to Regulation No. 172. Our opinion is not modified with respect to this matter.

New York, NY

March 19, 2014

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

CONSOLIDATED STATUTORY STATEMENTS OF FINANCIAL CONDITION

December 31, 2013 and 2012

	2013	2012
ASSETS
General Account assets
Bonds and notes	$7,533,512,120	$7,311,434,486
Common stocks	31,468,788	23,973,659
Cash and short-term investments	39,640,272	17,592,947
Guaranteed funds transferable	21,835,836	24,234,965
Mortgage loans	—	708,307
Real estate	238,342,029	245,450,217
Policy loans	106,535,968	100,957,806
Investment income accrued	83,659,017	86,775,639
Deferred federal income taxes	87,071,451	74,991,293
Other assets	13,374,100	18,065,064

Total General Account assets	8,155,439,581	7,904,184,383
Separate Account assets	8,514,976,029	6,743,948,569

TOTAL ASSETS	$16,670,415,610	$14,648,132,952

LIABILITIES AND SURPLUS
General Account liabilities
Insurance and annuity reserves	$6,769,759,330	$6,612,413,220
Other contract holders liabilities and reserves	5,849,367	7,662,271
Interest maintenance reserve	132,048,698	137,639,500
Other liabilities	223,906,363	184,983,047

Total General Account liabilities before asset valuation reserve	7,131,563,758	6,942,698,038
Separate Account reserves and other liabilities	8,514,976,029	6,743,948,569

Total liabilities before asset valuation reserve	15,646,539,787	13,686,646,607
Asset valuation reserve	72,740,031	53,607,214

Total liabilities	15,719,279,818	13,740,253,821

SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	949,985,792	906,729,131

Total surplus	951,135,792	907,879,131

TOTAL LIABILITIES AND SURPLUS	$16,670,415,610	$14,648,132,952

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

CONSOLIDATED STATUTORY STATEMENTS OF OPERATIONS AND SURPLUS

For the Years Ended December 31, 2013, 2012 and 2011

	2013	2012	2011
INCOME
Premium and annuity considerations	$1,760,488,109	$1,672,742,062	$1,538,892,743
Life and disability insurance premiums	11,628,468	12,280,451	13,886,053

Total considerations and premiums	1,772,116,577	1,685,022,513	1,552,778,796
Separate Account investment and administrative fees	79,563,532	68,636,221	65,094,291
Net investment income	363,893,499	374,468,496	377,268,689
Other, net	6,730,128	6,009,044	6,246,114

Total income	2,222,303,736	2,134,136,274	2,001,387,890

DEDUCTIONS
Change in insurance annuity reserves	369,136,047	349,939,259	(89,458,988)
Annuity and surrender benefits	1,545,944,999	1,490,932,839	1,800,587,572
Death and disability benefits	8,817,386	10,838,552	10,712,145
Operating expenses	246,622,975	237,725,940	233,615,612

Total deductions	2,170,521,407	2,089,436,590	1,955,456,341

Net gain before dividends	51,782,329	44,699,684	45,931,549
Dividends to contract holders and policyholders	(86,975)	(68,075)	(63,478)

Net gain from operations	51,695,354	44,631,609	45,868,071
Federal income tax (expense)	(3,472,664)	(2,940,396)	(3,588,525)
Net realized capital gains	934,891	7,130,832	4,180,014

Net income	49,157,581	48,822,045	46,459,560

SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	(19,132,817)	(4,209,057)	(11,103,800)
Unrealized appreciation (depreciation)	13,221,168	(8,274,928)	(6,332,697)
Nonadmitted assets:
Prepaid assets and other, net	33,894,280	11,578,301	14,903,373
Net deferred income tax asset	14,545,818	12,219,285	2,348,842
Accounting related to:
Qualified pension plan	(34,688,992)	12,860,000	(38,169,000)
Nonqualified deferred compensation plan	(673,997)	(11,258,831)	—
Post retirement medical benefit plan	(13,066,380)	—	3,388,312

Net change in surplus	43,256,661	61,736,815	11,494,590

SURPLUS
Beginning of year	907,879,131	846,142,316	834,647,726

End of year	$951,135,792	$907,879,131	$846,142,316

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

CONSOLIDATED STATUTORY STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2013, 2012 and 2011

	2013	2012	2011
CASH FLOWS FROM OPERATIONS
Premium and other income collected	$1,772,078,122	$1,685,247,779	$1,552,787,943
Net investment income	366,723,296	371,333,004	370,030,699
Separate Account investment and administrative fees	79,563,532	68,636,221	65,094,291
Benefit payments	(1,557,607,978)	(1,506,650,205)	(1,814,145,531)
Net transfers (to) from separate accounts	(185,820,656)	(108,744,366)	462,476,673
Investment and operating expenses paid	(213,581,520)	(204,882,337)	(192,926,103)
Other, net	6,736,110	9,443,938	5,100,964
Dividends paid to policyholders	(86,783)	(72,702)	(152,837)

Net cash from operations	268,004,123	314,311,332	448,266,099

CASH FLOWS FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	1,796,220,751	2,445,076,404	1,887,900,195
Common stock	9,859,030	34,431,919	5,974,389
Mortgage loans	708,307	554,318	510,606
Real estate	8,645,178	8,664,284	8,643,974
Other invested assets	2,399,129	6,104,024	5,631,915
Other	12,161,997	151,891	2,033,693

Total	1,829,994,392	2,494,982,840	1,910,694,772

Costs of investment acquired:
Bonds	(2,029,260,745)	(2,743,569,401)	(2,314,295,326)
Common stock	(8,246,199)	(4,948,244)	(6,468,153)
Real estate	(1,536,991)	(967,629)	(6,719,237)

Total	(2,039,043,935)	(2,749,485,274)	(2,327,482,716)

Net change in policy loans	(5,577,633)	297,624	(4,669,206)

Net cash used in investment activity	(214,627,176)	(254,204,810)	(421,457,150)

CASH FLOW FROM FINANCING AND OTHER SOURCES
Net withdrawals on deposit-type contracts	(13,875,136)	(53,241,376)	(41,144,669)
Other cash applied	(17,454,486)	3,599,832	3,359,234

Net cash applied from financing and others sources	(31,329,622)	(49,641,544)	(37,785,435)

Net change in cash, cash equivalents and short-term investments	22,047,325	10,464,978	(10,976,486)

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	17,592,947	7,127,969	18,104,455

End of year	$39,640,272	$17,592,947	$7,127,969

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

December 31, 2013, 2012 and 2011

1. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company (Mutual of America) and its wholly owned subsidiaries (collectively referred to as the Company), as permitted by the New York State Department of Financial Services (formerly known as the State of New York Insurance Department). Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all 50 states and the District of Columbia. Sales operations are conducted primarily through a network of regional offices staffed by salaried consultants.

Basis of Presentation

The accompanying consolidated financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (New York Department). Such practices differ from U.S. generally accepted accounting principles (GAAP). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contract holders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners (NAIC) has codified statutory accounting principles (Codification). The New York Department issued Regulation No. 172 (Regulation No. 172), which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by New York Regulation No. 172, as amended through December 31, 2013, are reflected in the accompanying consolidated statutory financial statements.

The Company adopted Statement of Statutory Accounting Principles (SSAP) No. 102 (SSAP No. 102), Accounting for Pensions, a Replacement for SSAP No. 89 on January 1, 2013. SSAP No. 102 requires that the funded status, which is the difference between a Defined Benefit Plan’s projected benefit obligation and the fair value of its plan assets, be recorded as a liability, either through an immediate charge to surplus or over a period not to exceed ten years. The Company elected a period not to exceed ten years. At January 1, 2013 the annual minimum required charge to surplus would have been approximately $6.5 million until the entire $65.4 million transition obligation is completely recognized. However, since the Company’s annual 2013 pension expense includes the amortization of unrecognized prior losses greater than the minimum required, the Company properly recorded the higher amount of $10.2 million as its initial January 1, 2013 surplus charge. Furthermore, the annual January 1 charge to surplus is offset to the extent that the amount of expense recorded in the financial statements includes amortization of previously unrecognized losses. As such, during 2013, this $10.2 million surplus charge was entirely offset as the annual pension expense was recorded.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

1. Summary of Significant Accounting Policies (Continued)

SSAP No. 92, Accounting for Postretirement Benefits Other than Pensions, a Replacement for SSAP No. 14 (SSAP No. 92) also became effective on January 1, 2013. SSAP No. 92 requires that the Plan’s projected benefit obligation be recorded as a liability, either through an immediate charge to surplus or over a period not to exceed ten years. The Company elected a period not to exceed ten years. SSAP No. 92 changed the statutory accounting for the Company’s postretirement medical plan in two other ways. It now requires the Company to establish a postretirement medical liability for all employees whereas previously, the Company was required to establish a liability for only those employees who currently met the vesting requirements of the plan. In addition, amortization of prior unrecognized actuarial gains and losses now must be recognized over the average future working lifetime of active employees in the plan, whereas under the previous accounting standard these gains and losses were amortized over the average remaining life expectancy of vested employees.

SSAP No. 92 permits the Company to recognize this transition obligation, which at January 1, 2013 was approximately $11.8 million for the non-qualified deferred compensation plan and $55.9 million for the postretirement medical plan, over a period not to exceed 10 years and the Company has elected the deferral option. At January 1, 2013 the minimum charge to surplus was approximately $6.8 million until the entire transition obligation is completely recognized. Furthermore, the annual January 1st charge to surplus is offset each quarter to the extent that the amount of expense recorded in the financial statements related to each plan includes amortization of previously unrecognized losses. As such, effective January 1, 2013, the Company recorded $5.6 million and $1.2 million charges to surplus related to the postretirement medical plan and the non-qualified deferred compensation plan, respectively, of which $4.5 million and $.5 million, respectively, offset during the year as the expense for these plans was recorded. The Company also recorded a $12.0 million additional charge to surplus for the postretirement medical plan effective January 1, 2013 beyond the minimum required, as permitted by SSAP No. 92.

The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

Asset Valuations

Bonds, Notes and Short-Term Investments — Investment valuations are prescribed by the NAIC. Bonds, which include asset-backed and mortgage-backed investments qualifying for amortization, and notes, are stated at amortized cost. Amortization of bond premium or discount is calculated using the constant yield interest method taking into consideration specified interest and principal provisions over the life of the bond. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of one year or less. Bond, note and short-term investment transactions are recorded on a trade date basis. The fair value of bonds and notes is based upon quoted market prices provided by an independent pricing organization. If quoted market prices are unavailable or an inactive market for the security currently exists, fair value is estimated using internal valuation models and techniques or based upon quoted market prices for comparable investments. At December 31, 2013, there were eight securities with a fair value of $53.4 million for which no quoted market prices were available. As such, the Company used internal valuation models and techniques to

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

1. Summary of Significant Accounting Policies (Continued)

determine the fair value of these securities. The Company recorded an unrealized gain of $10.0 million to adjust the carrying value of six of these securities, which were required to be reported at the lower of amortized cost or fair value, to their current fair value at December 31, 2013. At December 31, 2012, there were six securities with a fair value of $24.2 million that were valued using this methodology. Bonds are carried at the lower of amortized cost or fair value when their NAIC rating has fallen to class six.

Losses that are considered to be other-than-temporary are recognized in net income when incurred. All bonds are subjected to the Company’s quarterly review process for identifying other-than-temporary impairments. This impairment identification process utilizes a screening procedure that includes all bonds in default or not in good standing, as well as bonds with a fair value that is less than 80% of their cost for a continuous six-month period. The Company writes down bonds that it deems to have an other-than-temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the discounted estimated future cash flows for asset-backed and mortgage-backed securities, an analysis of the financial health and specific prospects for the issuer, the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security in effect at the date of acquisition, consideration as to whether the decline in value is due to general changes in interest rates and credit spreads and the Company’s intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. If an impairment is determined to be other-than-temporary, a realized capital loss equal to the entire difference between the amortized cost of the bond and its fair value is recorded and a new cost basis for the bond is established. Credit-related other-than-temporary impairment losses are recorded as realized capital losses included in net income (and through the asset valuation reserve), whereas interest-related other-than-temporary impairment losses are recorded in the IMR.

Common and Preferred Stocks — At December 31, 2013 and 2012, common stocks included $22.1 million and $17.0 million, respectively, invested in a Mutual of America sponsored series of mutual funds for institutional investors. The December 31, 2013 and 2012, amounts also include $9.3 million and $6.9 million, respectively, invested in actively managed Large-Cap and Small-Cap Value equity portfolios in 2013 and a Mid-Cap Growth equity portfolio in 2012. During 2012, the Company liquidated its entire investment in the All America Institutional Fund and recognized an $8.3 million realized capital gain. Common stocks in good standing are stated at fair value. Fair value is determined by reference to valuations quoted by an independent pricing organization. Unrealized gains and losses are recorded directly to unassigned surplus. Preferred stock is carried at cost.

Losses that are considered to be other-than-temporary are recognized in net income when incurred. All equity investments are subjected to the Company’s quarterly review process for identifying other-than-temporary impairments. This impairment identification process utilizes a screening procedure that includes all common stock issuers not in good standing, as well as common stocks where the fair value is less than 80% of their cost for a continuous six-month period. The Company writes down common stocks that it deems to have an other-than-temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer and the Company’s intent and ability to retain its investment for a period of time sufficient to allow for any

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

1. Summary of Significant Accounting Policies (Continued)

anticipated recovery in fair value in the short-term. The Company also considers other qualitative and quantitative factors in its evaluation of other-than-temporary impairments.

Guaranteed Funds Transferable — Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America. During 2013, the $1.5 million unrealized loss that had previously been recorded against this asset was reversed as it was determined that this valuation allowance was no longer needed.

Mortgage Loans — Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other-than-temporary are recognized in net income when incurred. There were no impairment losses incurred during 2012 and 2011. During 2013, the mortgage loan asset matured and was paid in full.

Real Estate — Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $166.3 million, $157.5 million and $148.8 million at December 31, 2013, 2012 and 2011, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

Policy Loans — Policy loans are stated at the unpaid principal balance of the loan. During 2013 and 2012, the Company recognized $.1 million and $.9 million of realized capital losses, respectively, on certain loans where the loan value exceeded the associated collateral on the loans and collection efforts on the unpaid balances of the policy loans were unsuccessful. Also at December 31, 2012, the Company recorded a $1.1 million unrealized loss on certain other policy loans where the current total outstanding principal and interest amounts exceed the current value of the related participant account balances available as collateral to satisfy these loans. There were no realized or unrealized losses recognized on this loan portfolio during 2011. Furthermore, there were no additional unrealized losses recorded in 2013.

Other — Certain other assets, such as net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses, are considered “non-admitted assets” and are excluded from the consolidated statutory statements of financial condition.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $.9 billion at both December 31, 2013 and 2012, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 6.50% at both December 31, 2013 and 2012), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various credited interest rates that, during 2013 and 2012, averaged 2.03% and 2.29%, respectively, and are deemed sufficient to provide contractual surrender values for these funds. These reserves, which were $5.8 billion and $5.6 billion at December 31, 2013 and 2012, respectively, are subject to discretionary withdrawal at book value.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

1. Summary of Significant Accounting Policies (Continued)

Reserves for guaranteed investment contracts, which were $29.8 million and $33.0 million at December 31, 2013 and 2012, respectively, are accumulated at various guaranteed interest rates, which during 2013 and 2012 averaged 1.98% and 2.33%, respectively, and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions, and meet statutory requirements.

Other Liabilities

Effective January 1, 2012, the Company recorded an $11.2 million charge to surplus for an adjustment related to the Company’s nonqualified deferred compensation plan to better reflect the nature of the plan as a deferred compensation arrangement accounted for in accordance with SSAP No. 14, Postretirement Benefits Other Than Pensions. Previously, the plan was accounted for in accordance with SSAP No. 89, Accounting for Pensions (as replaced by SSAP No. 92 on January 1, 2013). The $11.2 million charge to surplus included a $2.2 million reduction in the prepaid pension asset associated with this plan, which was written off in connection with this adjustment. As such, the net impact was a $9.0 million charge to surplus. In addition, this adjustment resulted in insurance and annuity reserves of $30.5 million being reclassified to the other liabilities caption in the Statement of Financial Condition effective January 1, 2012.

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, including certain other-than-temporary impairment losses, net of applicable taxes, arising from changes in interest rates are accumulated in the IMR and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve (AVR), applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued, has been established based on a statutory formula. Realized and unrealized gains and losses, including other-than-temporary impairment losses arising from changes in the creditworthiness of the issuer, are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants’ discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the Advisor), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company’s Consolidated Statutory Statements of Operations and Surplus. Investment advisory charges are based on the specific fee charged for each of the individual underlying investments of the Separate Accounts and are assessed as a percentage of the plan’s or participant’s account balance. Certain Separate Account administrative charges are assessed as a percentage of the plan’s or participant’s account balance as determined by the Company’s pricing tiers, which are based on established ranges of plan or participant account balances. In 2013, 2012 and 2011, such charges were equal to approximately 1.05%, 1.07% and 1.04%, respectively, of total average

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

1. Summary of Significant Accounting Policies (Continued)

Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the Consolidated Statutory Statement of Operations and Surplus. Investments held in the Separate Accounts are stated at fair value and are not available to satisfy liabilities of the General Account. Participants’ corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $8.5 billion and $6.7 billion at December 31, 2013 and 2012, respectively, are subject to discretionary withdrawal at fair value.

Premiums and Annuity Considerations

All annuity considerations derived from voluntary retirement savings-type plans and defined benefit plans, which represent the vast majority of the Company’s annual premiums, are recognized as income when received. Insurance premiums and annuity considerations derived solely from defined contribution plans are recognized as income when due. Group life and disability insurance premiums are recognized as income over the contract period.

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business, are charged to operations as incurred.

Dividends

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain prior year amounts included in the accompanying consolidated statutory financial statements have been reclassified to conform to the 2013 presentation.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

2. Investments

Valuation

The statement and fair values of investments in fixed maturity securities (bonds and notes) at December 31, 2013 and 2012, are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

	Statement Value	Gross Unrealized		Fair Value
December 31, 2013 (in millions)		Gains	Losses
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$1,985.1	$59.8	$32.8	$2,012.1
Commercial mortgage-backed securities	—	—	—	—
Other asset-backed securities	38.7	.1	.3	38.5

Total	$2,023.8	$59.9	$33.1	$2,050.6
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,041.8	13.4	29.9	1,025.3
Obligations of states and political subdivisions	26.4	1.8	—	28.2
Debt securities issued by foreign governments	23.9	2.1	—	26.0
Corporate securities	4,440.2	224.1	67.2	4,597.1

Total	$7,556.1	$301.3	$130.2	$7,727.2

	Statement Value	Gross Unrealized		Fair Value
December 31, 2012 (in millions)		Gains	Losses
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$2,099.9	$125.0	$.5	$2,224.4
Commercial mortgage-backed securities	—	—	—	—
Other asset-backed securities	21.2	.1	.1	21.2

Total	$2,121.1	$125.1	$.6	$2,245.6
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,014.7	50.0	1.5	1,063.2
Obligations of states and political subdivisions	24.6	1.6	—	26.2
Debt securities issued by foreign governments	25.8	3.1	—	28.9
Corporate securities	4,135.3	362.0	9.6	4,487.7

Total	$7,321.5	$541.8	$11.7	$7,851.6

The Company does not have any exposure to subprime mortgage loans, either through direct investment in such loans or through investments in residential mortgage-backed securities, collateralized debt obligations or other similar investment vehicles. Approximately 95% of the $3.0 billion invested in mortgage-backed securities were issued by Fannie Mae (FNMA), Freddie Mac (FHLMC) or Ginnie Mae (GNMA) and, as such, are 100% guaranteed by the U.S. government. The Company does have investments in publicly traded bonds of financial institutions. These financial institutions may have investments with subprime exposure. At December 31, 2013, the statement value and fair value of the Company’s bond investments in financial institutions totaled $779.6 million and $854.4 million,

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

2. Investments (Continued)

respectively. At December 31, 2012, the statement value and fair value of the Company’s bond investments in financial institutions totaled $857.4 and $955.2 million, respectively.

Short-term fixed maturity securities with a statement value and fair value of $22.6 million and $10.1 million at December 31, 2013 and 2012, respectively, are included in the above tables. At December 31, 2013 and 2012, the Company had $3.2 million and $3.3 million (par value $3.2 million for both years), respectively, of its long term fixed maturity securities on deposit with various regulatory agencies.

Fair Value

The Company values its financial instruments at fair value. Fair value is an estimate of the price the Company would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — quoted prices for similar assets in active or non-active markets or other significant observable inputs (including yield, quality, coupon, rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including the assumptions in determining the fair value of investments).

The Company has determined the fair value inputs used to measure all of its assets that are considered financial instruments, which include fixed maturity securities, common stocks, cash and short-term investments, mortgage loans, policy loans, other invested assets and Separate Account funds whose net asset values are calculated on a daily basis. Cash, short-term investments, common stocks, investments in publicly traded mutual funds that are registered with the Securities and Exchange Commission and Separate Account assets were determined to be Level 1. Separate Account liabilities, which are equal to Separate Account assets, are determined to be Level 1 as the value of these liabilities changes in conjunction with the change in Separate Account assets. The vast majority of the Company’s fixed maturity securities (bonds and notes), and all of its policy loans, and other invested assets were determined to be Level 2. Finally, certain fixed maturity securities, the guaranteed funds transferrable and mortgage loans representing less than 1% of the total, for which quoted market prices were unavailable or an inactive market for the security currently exists, were determined to be Level 3. The inputs used for valuing these securities are not necessarily an indication of the risk associated with investing in those securities.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

2. Investments (Continued)

The following tables provide fair value information at December 31, 2013 and 2012, about the Company’s assets that are considered financial instruments:

As of December 31, 2013 Financial Instruments	Level 1	Level 2	Level 3	Total
Bonds and notes	$—	$7,673.2	$31.3	$7,704.5
Common stocks	33.4	—	—	33.4
Cash and short-term investments	39.6	—	—	39.6
Guaranteed funds transferrable	—	—	22.1	22.1
Mortgage loans	—	—	—	—
Separate Account assets	8,515.0	—	—	8,515.0

Total	$8,588.0	$7,673.2	$53.4	$16,314.6

As of December 31, 2012 Financial Instruments	Level 1	Level 2	Level 3	Total
Bonds and notes	$—	$7,817.4	$24.2	$7,841.6
Common stocks	24.0	—	—	24.0
Cash and short-term investments	17.6	—	—	17.6
Guaranteed funds transferrable	—	—	26.6	26.6
Mortgage loans	—	—	0.7	0.7
Separate Account assets	6,743.9	—	—	6,743.9

Total	$6,785.5	$7,817.4	$51.5	$14,654.4

The fair value of Level 3 securities increased from $51.5 million at December 31, 2012, to $53.4 million at December 31, 2013, primarily as a result of the change in fair value of Level 3 securities net of interim paydowns during the year. The fair value of bonds and notes classified as Level 3 increased by $7.1 million in 2013 as a result of the redetermination of the fair value net of paydowns on these securities during the year. The guaranteed funds transferrable and the mortgage loan asset balances declined due to the receipt of scheduled principal payments during the year. There were no additional securities added to the Level 3 classification during 2013.

In determining the fair value of Level 3 bonds and notes, the Company utilized expected cash flows provided by an independent valuation service together with discount rate and default factor assumptions commensurate with the current credit rating of such securities and consistent with those that would be used in pricing similar types of securities based upon market conditions that existed at December 31, 2013 and 2012.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

2. Investments (Continued)

Unrealized Gains and Losses

At December 31, 2013 and 2012, net unrealized (depreciation) appreciation reflected in surplus consisted of the following:

December 31 (in millions)	2013	2012	Change	2012	2011	Change
Equity securities (common and preferred stock)	$4.1	$2.4	$1.7	$2.4	$7.6	$(5.2)
Bonds and notes	(8.6)	(18.6)	10.0	(18.6)	(16.6)	(2.0)
Guaranteed funds transferable	—	(1.5)	1.5	(1.5)	(1.5)	—
Other assets	(1.1)	(1.1)	—	(1.1)	—	(1.1)

Net unrealized (depreciation) appreciation	$(5.6)	$(18.8)	$13.2	$(18.8)	$(10.5)	$(8.3)

Net unrealized depreciation related to the Company’s bonds, equity securities and other assets decreased by $13.2 million during the year as shown above. Net unrealized appreciation of $4.1 million related to equity securities at December 31, 2013, consists of $4.2 million of gross unrealized gains and $.1 million of gross unrealized losses, of which none of the unrealized losses are greater than 12 months old. Net unrealized appreciation of $2.4 million related to equity securities at December 31, 2012, consisted of $2.6 million of gross unrealized gains and $.2 million of gross unrealized losses, of which none of the unrealized losses were greater than 12 months old.

Previously, Regulation No. 172 was amended to adopt an accounting change set forth in SSAP No. 100, Fair Value Disclosures, under which the criteria used to evaluate the fair value of investment securities, which were previously determined to be other-than-temporarily impaired, was changed. At the time of adoption, the Company recorded an $11.7 million unrealized loss to adjust the fair value of certain securities to an amount that more realistically reflected market conditions at that time. These bonds had an adjusted book value of $27.1 million prior to the recognition of this unrealized loss. In order to adjust these securities to their estimated fair value, a $10.0 million unrealized gain was recorded on these securities at December 31, 2013 as compared to $2.0 million and $5.1 million of unrealized losses that were recognized on these securities for the years ended December 31, 2012 and 2011, respectively.

The following is an analysis of the fair values and gross unrealized losses as of December 31, 2013 and 2012, aggregated by fixed maturity category and length of time that the securities were in a continuous unrealized loss position. As shown in the table below, total gross unrealized losses as of December 31, 2013 and 2012, were $130.2 million and $11.7 million, respectively, and the majority of such losses related to corporate and U.S. Treasury securities. These unrealized losses arise primarily from general changes in interest rates and credit spreads, which are still wider than historical norms, despite having narrowed somewhat during 2013, and are not due to fundamental credit problems that exist with the specific issuers. The Company has the ability and intent to hold those securities that are in an unrealized loss position for a sufficient period of time in order for them to recover.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

2. Investments (Continued)

The tables that follow exclude $4.7 billion and $7.3 billion at December 31, 2013 and 2012, respectively, of fair value of fixed maturity securities in an unrealized gain position.

	Twelve Months or Less			Twelve Months or Greater
December 31, 2013 (in millions)	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$735.8	$27.3	159	$93.1	$5.4	31
Commercial mortgage-backed securities	—	—	—	—	—	—
Other asset-backed securities	31.0	.3	5	2.4	.1	1

Total	$766.8	$27.6	164	$95.5	$5.5	32
U.S. Treasury securities and obligations of U.S. government corporations and agencies	560.6	20.6	139	137.2	9.2	47
Obligations of states and political subdivisions	—	—	—	—	—	—
Debt securities issued by foreign governments	—	—	—	—	—	—
Corporate securities	1,193.6	46.7	79	293.9	20.6	17

Total	$2,521.0	$94.9	382	$526.6	$35.3	96

	Twelve Months or Less			Twelve Months or Greater
December 31, 2012 (in millions)	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$107.7	$.5	32	$1.6	$—	5
Commercial mortgage-backed securities	—	—	—	—	—	—
Other asset-backed securities	8.0	—	1	6.2	.1	3

Total	$115.7	$.5	33	$7.8	$.1	8
U.S. Treasury securities and obligations of U.S. government corporations and agencies	203.9	1.5	52	—	—	—
Obligations of states and political subdivisions	—	—	—	—	—	—
Debt securities issued by foreign governments	—	—	—	—	—	—
Corporate securities	256.1	9.0	18	41.9	.5	4

Total	$575.7	$11.0	103	$49.7	$.6	12

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

2. Investments (Continued)

Realized Capital Gains and Losses

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2013, 2012 and 2011, were as follows:

December 31 (in millions)	2013	2012	2011
Bonds and notes	$—	$(1.8)	$3.3
Equity securities (common and preferred stock)	1.1	9.8	.9
Other assets	(.2)	(.9)	—

Net realized capital gains	$.9	$7.1	4.2

At December 31, 2013 and 2012, the book value and fair value of the Company’s mortgage-backed and asset-backed securities portfolios totaled $3.0 billion and $2.9 billion, and $3.0 billion and $3.0 billion, respectively, of which approximately 95% in both years are U.S. government agency guaranteed instruments. Investments in loan-backed and asset-backed securities are carried at amortized cost, except for those securities rated as class 6 by the NAIC, which are carried at lower of amortized cost or fair value.

Sales of investments in fixed maturity securities resulted in $24.0 million and $43.0 million of net interest rate related gains being accumulated in the IMR in 2013 and 2012, respectively, as follows:

December 31 (in millions)	2013	2012	2011
Fixed maturity securities Proceeds	$1,854.5	$2,582.4	$1,971.4
Gross realized gains	25.6	43.8	39.7
Gross realized losses	(1.6)	(.8)	(8.9)

During 2013, 2012 and 2011, $29.6 million, $26.4 million and $19.3 million, respectively, of the IMR was amortized and included in net investment income.

Sales of investments in equity securities resulted in $1.0 million, $9.8 million and $.9 million of net capital gains in 2013, 2012 and 2011, respectively being recognized in net income as follows:

December 31 (in millions)	2013	2012	2011
Equity securities Proceeds	$10.0	$31.4	$4.9
Gross realized gains	1.1	9.9	1.1
Gross realized losses	(.1)	(.1)	(.2)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

2. Investments (Continued)

Maturities

The statement and fair values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2013, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

December 31, 2013 (in millions)	Statement Value	Fair Value
Due in one year or less	$218.0	$223.0
Due after one year through five years	1,495.9	1,629.2
Due after five years through 10 years	2,866.6	2,881.4
Due after 10 years	2,953.0	2,970.9

Total	$7,533.5	$7,704.5

3. Guaranteed Funds Transferable

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by John Hancock Mutual Life Insurance Company (Hancock), the former reinsurer, and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time through 2030 and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $21.8 million and $24.2 million at December 31, 2013 and 2012, respectively. The actual interest and other allocated investment earnings related to this contract amounted to $1.7 million, $1.0 million and $1.5 million in 2013, 2012 and 2011, respectively, and are included in net investment income.

4. Real Estate

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $8.6 million, $8.3 million and $8.6 million in 2013, 2012 and 2011, respectively.

5. Pension Plan and Postretirement Benefits

Pension Benefit and Other Benefit Plans

The Company has a qualified, noncontributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average earnings. The Company’s funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 (ERISA). The Company also maintains a nonqualified deferred compensation plan that provides benefits to employees whose total compensation and calculated benefit exceeds the maximum allowable compensation limits for qualified

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

5. Pension Plan and Postretirement Benefits (Continued)

retirement plans under ERISA. As discussed in Note 1, effective January 1, 2012, the Company modified its accounting for its nonqualified deferred compensation plan to better reflect the nature of the plan as a deferred compensation arrangement accounted for in accordance with SSAP No. 14, Postretirement Benefits Other than Pensions, as replaced by SSAP No. 92, Postretirement Benefits Other than Pensions, a Replacement for SSAP No. 14.

The Company has two defined benefit postretirement plans covering substantially all salaried employees. The postretirement benefit plan expense required to be recorded under these plans was $17.8 million, $6.0 million and $4.7 million in 2013, 2012 and 2011, respectively. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical, dental and vision benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than 25 years of eligible service, with retiree contributions adjusted annually, and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America. To the extent that the claims do not exceed stop-loss limits for single life occurrences, the plans are self-insured. Stop-loss coverage is purchased from an unaffiliated carrier.

As of January 1, 2013, the Company had a total recognized liability for pension benefits of $40.5 million consisting of a transition liability of $10.2 million and the accrued benefit cost of $32.2 million. The unrecognized transition liability for the qualified pension plan at January 1, 2013 was $55.2 million. The expected amortization of the unrecognized transition liability for the qualified pension plan was $10.2 million in 2013 and will be approximately $6.1 million per year thereafter through 2022.

For other benefits, as of January 1, 2013, the Company had total recognized liabilities of $43.8 million and $57.3 million, respectively, for the postretirement medical and non-qualified deferred compensation plans. The $43.8 million postretirement medical plan recognized liability consists of a $5.6 million transition liability and a $38.2 million accrued benefit cost. The $57.3 million recognized liability for the non-qualified deferred compensation plan consists of a $1.2 million transition liability and a $56.1 million accrued benefit cost. The expected amortization of the unrecognized transition liability will be $5.6 million for the postretirement medical plan and $1.2 million for the non-qualified compensation plan, respectively, per year commencing in 2014 and continuing through 2022. As shown in the table below, the Company also recorded a $12.0 million additional charge to surplus for the postretirement medical plan effective January 1, 2013, beyond the minimum required, as permitted by SSAP No. 92.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

5. Pension Plan and Postretirement Benefits (Continued)

The following table provides a status of the Company’s pension and postretirement benefit plans as of December 31, 2013 and December 31, 2012 (millions):

	Pension Benefits		Other Benefits
	2013	2012	2013	2012
Accumulated Benefit Obligation	$219.1	$219.1	$49.5	$49.5

Projected Benefit Obligation	$280.7	$279.5	157.2	119.8
Plan Assets at Fair Value	235.5	188.8	—	—

Funded Status	$(45.2)	$(90.7)	$(157.2)	$(119.8)
Accrued Benefit Cost	32.2	30.3	98.3	82.3
Additional Surplus Charge greater than minimum	—	—	12.0	—

Unrecognized items	$(13.0)	$(60.4)	$(46.9)	$(37.5)

Prior Service Costs	$(.8)	$(1.5)	$2.7	$2.8
Unrecognized (Losses) Gains	(45.1)	(93.7)	(49.6)	(40.3)
Additional Surplus Charge beyond minimum	—	—	—	—
Transition asset	32.9	34.8	—	—

Total Unrecognized Liability	$(13.0)	$(60.4)	$(46.9)	$(37.5)

The components of net periodic benefit costs as calculated in the January 1, 2013, 2012 and 2011 plan valuations are as follows:

	Pension Benefits			Other Benefits
December 31 (in millions)	2013	2012	2011	2013	2012	2011
Service costs	$14.4	$11.8	$10.9	$6.4	$5.6	$4.5
Interest cost on Projected Benefit Obligation (PBO)	11.0	12.0	12.1	6.2	4.4	4.8
Expected return on plan assets	(18.9)	(16.3)	(16.8)	—	—	—
Prior services costs	.7	.7	.7	(.1)	(.1)	.1
Amortization of unrecognized net loss (gain)	9.7	10.5	10.6	5.3	.7	.6

Net benefit expense	$16.9	$18.7	$17.5	$17.8	$10.6	$10.0

The changes in the PBO and plan assets are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2013	2012	2013	2012
Change in PBO
PBO, beginning of the year	$279.6	$260.6	$119.8	$100.4
Service costs	14.4	11.8	6.4	5.6
Interest costs	11.0	12.0	6.2	4.4
Plan amendment	—	—	—	(3.1)
Change in assumptions	(14.8)	5.2	(11.5)	5.9
Actuarial loss (gain)	5.0	2.2	8.9	9.5
Effect of adoption of SSAP 102 and SSAP 92	—	—	30.8	—
Benefits and expenses paid	(14.5)	(12.2)	(3.5)	(2.9)

PBO, end of year	$280.7	$279.6	$157.1	$119.8

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

5. Pension Plan and Postretirement Benefits (Continued)

	Pension Benefits		Other Benefits
December 31 (in millions)	2013	2012	2013	2012
Change in Plan Assets
Plan assets, beginning of the year	$188.9	$168.2	$—	$—
Employer contributions	15.0	10.2	—	—
Actual Return on plan assets	45.3	22.7	—	—
Benefits and expenses paid	(13.8)	(12.2)	—	—

Plan assets, end of year	235.4	188.9	—	—

Plan assets (lower than) PBO	$(45.3)	$(90.7)	$(157.1)	$(119.8)

At December 31, 2013 and December 31, 2012, all of the pension plan assets are invested in several of the investment funds offered by the Company’s Separate Accounts and in the Company’s General Account, and consisted of approximately 83% in equity investments and 17% in fixed-income investments. A distribution of plan assets by investment objective as of December 31, 2013 and 2012, is as follows:

December 31, (in millions)	2013	2012
Fixed Income Funds	$32.1	$32.4
Equity Funds:
Index	120.6	95.1
Growth	39.9	29.2
Balanced	35.3	27.3

Total Level 1 Investments	$227.9	$184.0
General Account	7.5	4.9

Total plan assets	$235.4	$188.9

The underlying investments funds of the Separate Accounts are based on quoted market prices within an active market and as such are classified as Level 1. Amounts held in the General Account are valued at contract value, which is equal to fair value. Amounts held in the General Account are considered to be cash equivalents and are not subject to fair value evaluation.

The Company made contributions to its defined benefit plan of $15.0 million, $10.2 million and $10.0 million in 2013, 2012 and 2011, respectively. The Company estimates that it will make a contribution of at least $10.0 million to this plan in 2014. Benefits expected to be paid from this plan total $14.2 million in 2014, $16.8 million in 2015, $16.3 million in 2016, $22.8 million in 2017 and $20.8 million in 2018. The aggregate benefits expected to be paid in 2019 through 2023 total approximately $140.4 million. The calculation of expected benefits is based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2013.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

5. Pension Plan and Postretirement Benefits (Continued)

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

	Pension Benefits			Other Benefits
Weighted average assumptions at December 31	2013	2012	2011	2013	2012	2011
Discount rate	4.50%	3.75%	4.50%	4.50%	3.75%	4.50%
Rate of compensation increase	4.00%	4.00%	4.00%	4.00%	5.00%	4.00%
Expected return on plan assets	9.50%	9.50%	9.50%

The Company’s overall expected long-term rate of return on plan assets was determined based upon the current projected benefit payout period and the current mix of plan investments, which generally consists of approximately 80% equity investments and 20% fixed-income investments. The Company believes that this investment mix properly matches the plan’s benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 3.7%) based upon historical 30-year rolling averages.

The health care cost trend rate assumption has an effect on the amounts reported for the postretirement benefit plans. The assumption is 6.0% for 2014, 5.5% for 2015, 5.0% for 2016, 5.0% for 2017, 5.0% for 2018 and 5.0% for 2019 and beyond. For example, increasing the assumed health care cost trend rate by 1.0% each year would increase the accumulated postretirement obligation for the plan as of December 31, 2013, by $2.3 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2013 by $.1 million. Benefits expected to be paid from this plan and the non-qualified deferred compensation plan total $8.3 million in 2014, $13.1 million in 2015, $10.3 million in 2016, $11.9 million in 2017 and $16.3 million in 2018. Aggregated benefits expected to be paid in the period 2019 through 2023 total approximately $74.5 million. The calculation of expected benefits is based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2013.

Savings and Other Incentive Plans

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee’s contributions up to 6% of salary. The Company contributed $2.6 million, $2.4 million and $2.5 million in 2013, 2012 and 2011, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Shares under this plan are granted each year and generally vest over a three-year period. The value of such shares is equal to the number of shares multiplied by the current share price, which is determined by the level of total assets of the Company. A financial performance threshold measure must also be met in order to receive a payout at the end of the third year. The total expense incurred related to these plans was $13.5 million, $11.6 million and $10.1 million in 2013, 2012 and 2011, respectively. At December 31, 2013 and 2012, the accrued liability related to these plans was $23.9 million and $21.3 million, respectively.

6. Commitments and Contingencies

Rental expenses approximated $26.5 million, $25.5 million and $24.7 million as of December 31, 2013, 2012 and 2011, respectively. The approximate minimum rental commitments under noncancelable

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

6. Commitments and Contingencies (Continued)

operating leases are as follows: $5.1 million in 2014; $4.7 million in 2015; $3.7 million in 2016; $2.5 million in 2017; $1.7 million in 2018 and $1.4 million in 2019 and beyond. Such leases are principally for leased office space and certain data processing equipment, furniture and communications equipment. Certain office space leases provide for adjustments relating to changes in real estate taxes and other expenses.

The Company is involved in various legal actions that have arisen in the course of the Company’s business. In the opinion of management, the ultimate resolution with respect to such lawsuits, as well as other contingencies, will not have a material adverse effect on the Company’s consolidated financial statements.

7. Federal Income Taxes

Effective January 1, 1998, Mutual of America’s pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America’s non-insurance subsidiaries file a consolidated income tax return.

Mutual of America adopted SSAP No. 101, Income Taxes a replacement of SSAP No. 10R, effective January 1, 2012. During the first quarter of 2012, Regulation No. 172 was amended to adopt the provisions of SSAP No. 101. This guidance requires that a deferred tax asset (DTA) or deferred tax liability (DTL) be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America’s net DTA must be recorded as a separate component of gains and losses in surplus.

Net DTAs are required to be recorded as an admitted asset to the extent that the amount will be realized within three years, subject to a maximum admitted asset equal to 15% of statutory surplus and to the Company’s risk based capital ratio exceeding certain thresholds.

A reconciliation of the income tax (expense) recognized in the Company’s consolidated statutory financial statement of operations to the amount obtained by applying the statutory tax rate of 35% to net gain from operations before federal income taxes follows:

	December 31 (in millions)
	2013	2012	2011
Net gain from operations	$51.7	$44.6	$45.9
Statutory rate	35%	35%	35%
Tax at statutory rate	(18.1)	(15.6)	(16.1)
IMR amortization	10.3	9.2	6.7
Realized capital (gains) losses	(.3)	(2.5)	(1.5)
Net capital gains (losses) deferred in IMR	(8.4)	(15.0)	(13.5)
Pension and post retirement medical benefits	42.7	—	—
Change in non-admitted assets	(22.5)	(12.9)	6.5
Change in Mutual of America’s net DTA	(6.7)	31.6	8.7
Other	(.5)	2.3	5.6

Federal income tax (expenses)	$(3.5)	$(2.9)	$(3.6)

Effective tax rate	6.7%	6.6%	7.8%

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

7. Federal Income Taxes (Continued)

The federal income tax expense of $3.5 million in 2013, $2.9 million in 2012 and $3.6 million in 2011 relates primarily to the Company’s non-insurance subsidiaries.

The components of the net DTA recognized in the Company’s statement of financial condition are as follows:

	December 31 (in millions)
	2013	2012
Total gross DTAs excluding unrealized (gains) losses	$251.6	$258.5
Statutory valuation allowance adjustment	—	—

Total adjusted gross DTAs excluding unrealized (gains) losses	$251.6	$258.5

Total gross DTLs excluding unrealized (gains) losses	(21.3)	(34.9)
Mutual of America’s net DTA	230.3	223.6
Tax effect of unrealized (gains) losses	1.0	5.7
DTA nonadmitted	(145.2)	(157.8)

Mutual of America’s net admitted DTA	86.1	71.5
Non-insurance Subsidiaries DTA’s	1.0	3.5

Total net DTAs	$87.1	$75.0

At December 31, 2013, Mutual of America’s gross DTA including the tax effect of unrealized losses of $252.6 million consisted of $231.1 million of ordinary DTAs and $21.5 million of capital DTAs. The net decrease in the gross DTA of $6.9 million excluding unrealized (gains) losses reflects the utilization during 2013 of approximately $49.6 million of DTAs, offset by an increase from the change in accounting for pension and postretirement medical benefits of $42.7 million. As shown in the above table, Mutual of America’s net admitted DTA increased by $14.6 million during 2013.

The tax effects of temporary differences that give rise to a significant portion of the DTAs and DTLs arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves, realized capital gains and losses on investment transactions, nonadmitted assets and net operating loss carryforwards. Included in such differences are items resulting from transition rules under the Internal Revenue Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America’s pension business. The transition rules will continue to moderate Mutual of America’s current tax expense over the next several years. As such, Mutual of America incurred a federal income tax expense of $.8 million in 2013 and $1.1 million in 2012. The other $2.6 million in 2013 and $1.8 million in 2012 of the tax expense shown on the Consolidated Statement of Operations and Surplus relates to the operating results of the Company’s non-insurance subsidiaries. At December 31, 2013, the Company had consolidated net operating loss carryforwards of approximately $218.3 million, expiring at various dates between 2020 and 2029.

On November 29, 2013, the Internal Revenue Service concluded its examination of the 2011 federal income tax return of the Company’s non-insurance subsidiaries, resulting in no additional taxes due.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

8. Fair Value of Financial Instruments

The fair values of financial instruments have been determined using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value for financial instruments for which quoted market prices are not available or an inactive market for the instrument currently exists. Accordingly, certain fair values presented herein (refer to Note 2) may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company’s financial instruments at December 31, 2013 and 2012, were as follows:

	2013		2012
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
ASSETS
Bonds and notes	$7,535.5	$7,704.5	$7,311.4	$7,841.1
Common stocks	31.5	31.5	24.0	24.0
Cash and short-term investments	39.6	39.6	17.6	17.6
Guaranteed funds transferable	21.8	22.1	24.2	26.6
Mortgage loans	—	—	0.7	0.7
LIABILITIES
Insurance and annuity reserves	$6,732.6	$6,889.1	$6,560.5	$6,761.1

Fixed Maturities and Equity Securities — Fair value for fixed maturities is determined by reference to market prices quoted by an independent pricing source. If quoted market prices are not available, fair value is determined using internal valuation models and techniques or based upon quoted prices for comparable securities. Fair value for equity securities is determined by reference to valuations quoted by an independent pricing organization.

Cash and Short-Term Investments — The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

Guaranteed Funds Transferable — Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.

Mortgage Loans — Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

Policy Loans — The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered approximate fair value.

Insurance and Annuity Reserves — Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions. The fair value of immediate annuity contracts (approximately $1.0 billion at both December 31, 2013 and 2012) was determined by discounting expected future retirement benefits using

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

8. Fair Value of Financial Instruments (Continued)

current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 3.94% and 3.50% were used at December 31, 2013 and 2012, respectively.

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department (statutory accounting), which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company’s financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company’s bonds and notes to be classified as either held to maturity (HTM) or available for sale (AFS); whereas for statutory accounting, no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting, all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.

For statutory accounting, certain assets, principally net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.

Insurance and Annuity Reserves

Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities, the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits, the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)

December 31, 2013, 2012 and 2011

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets (net of any required valuation allowance) are recognized for statutory accounting only to the extent that they can be utilized within three years; whereas for GAAP, all such assets are recognized (net of any required valuation allowance) regardless of when they will be utilized until they expire. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.

Cash and Short-Term Investments

The Statements of Cash Flows are presented in accordance with statutory accounting. This reporting format differs from GAAP, which requires a reconciliation of net income to net cash from operating activities. The statutory Statements of Cash Flows include changes in cash and short-term investments and also certain non-cash related changes.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:

Mutual of America Separate Account No. 2

Independent Registered Public Accounting Firm’s Report

Financial Statements for Years Ended December 31, 2013 and 2012

Mutual of America Life Insurance Company

Independent Registered Public Accounting Firm’s Report

Financial Statements for Years Ended December 31, 2013, 2012 and 2011

(b)	Exhibits

(1)	Copy of the resolution of the depositor establishing the registrant. (1)

(2)	Not Applicable.

(3)	Copy of Underwriting and Administration Agreement between Mutual of America Life Insurance Company and Mutual of America Separate Account No. 2., dated June 15, 1984. (1)

(4) (a)(i)	Form of Group Annuity Contract - 403(b) Thrift. (1)

(a)(ii)	Form of Group Annuity Contract - 403(b) - Amendment (4)

(b)	Form of Group Annuity Contract - Defined Contribution. (1)

(5) (a)	Form of Group Annuity Application - 403(b) Thrift. (1)

(b)	Form of Group Annuity Application - Defined Contribution. (1)

(6)	Bylaws of Mutual of America Life Insurance Company. (1)

(7)	Not Applicable.

(8) (a)(i)	Amended and Restated Participation Agreement between Scudder Variable Life Investment Fund and Mutual of America Life Insurance Company, dated March 15, 1985. (2)

(a)(ii)	Amendment to Amended and Restated Participation Agreements between Scudder Variable Life Investment Fund (now known as “DWS Variable Series I”) and Mutual of America Life Insurance Company and the American Life Insurance Company of New York dated as of April 12, 2007. (1)

(b)(i)	Fund Participation Agreement Separate Account No. 2 between Mutual of America Life Insurance Company, Investors Research Corporation and TCI Portfolios, Inc., dated December 30, 1988. (1)

(b)(ii)	Amendment No. 1 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life Insurance Company, Investors Research Corporation and TCI Portfolios, Inc., dated as of May 1, 1989. (1)

(b)(iii)	Amendment No. 2 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life

Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of January 3, 2000. (1)

(b)(iv)	Amendment No. 3 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of January 2, 2002. (1)

(b)(v)	Amendment to the Fund Participation Agreements between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of December 22, 2004. (1)

(b)(vi)	Amendment to the Fund Participation Agreement between Mutual of America Life Insurance Company, American Century Investment Services, Inc., and American Century Services, LLC, dated as of January 1, 2012. (6)

(c)(i)	Participation Agreement among the Vanguard Variable Insurance Fund, Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of April 29, 2005. (3)

(c)(ii)	Amendment to Participation Agreement between Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of March 29, 2007. (1)

(c)(iii)	Amended and Restated Participation Agreement and ancillary agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of October 17, 2012. (6)

(d)	Shared Funding Agreement for Separate Accounts with Calvert Distributors, Inc., dated as of February 28, 2001. (2)

(e)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Mutual of America Life Insurance Company, dated as of April 29, 2005. (3)

(f)	Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Mutual of America Life Insurance Company, dated as of April 29, 2005. (3)

(g)	Fund Participation and Service Agreement and ancillary agreements between Mutual of America Life Insurance Company and American Fund Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series, dated as of April 10, 2013. (6)

(h)	Participation Agreement and ancillary agreements among Mutual of America Life Insurance Company and PIMCO Variable Insurance Trust, PIMCO Equity Series VIT, and PIMCO Investments LLC, dated as of April 11, 2013. (6)

(i)	Participation Agreement and ancillary agreements between T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., and Mutual of America Life Insurance Company, dated as of April 11, 2013. (6)

(i)(i)	Amendment to Participation Agreement between T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., and Mutual of America Life Insurance Company, dated as of May 6, 2013. (7)

(9)	Opinion and consent of counsel as to the legality of the securities being registered. (1)

(10)	Consent of KPMG, LLP. (8)

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Powers of Attorney. (5)

(1)	Filed with Post-Effective Amendment No. 32 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 30, 2007. As incorporated herein by reference.
(2)	Filed with Post-Effective Amendment No. 23 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 19, 2001. As incorporated herein by reference.
(3)	Filed with Post-Effective Amendment No. 29 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 29, 2005. As incorporated herein by reference.
(4)	Filed with Post-Effective Amendment No. 35 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 30, 2009. As incorporated herein by reference.
(5)	Filed with Post-Effective Amendment No. 37 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 30, 2011. As incorporated herein by reference.
(6)	Filed with Post-Effective Amendment No. 39 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 29, 2013. As incorporated herein by reference.
(7)	Filed with Post-Effective Amendment No. 40 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 29, 2014. As incorporated herein by reference.
(8)	Filed herewith (File No. 033-11023).

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices With Depositor
Thomas J. Moran	Chairman of the Board, President and Chief Executive Officer
John R. Greed	Director, Senior Executive Vice President and Chief Financial Officer
Clifford L. Alexander, Jr.	Director
Kimberly A. Casiano	Director
Roselyn P. Epps, M.D.	Director
Earle H. Harbison, Jr.	Director
Maurine Haver	Director
Frances R. Hesselbein	Director
LaSalle D. Leffall, Jr., M.D.	Director
Senator Connie Mack	Director
Robert J. McGuire	Director
Roger Porter	Director
Peter J. Powers	Director
General Dennis J. Reimer	Director
Elie Wiesel	Director

Officers-Directors

Name and Principal Business Address*	Positions and Offices With Depositor
Thomas J. Moran	Chairman, President and Chief Executive Officer
John R. Greed	Director, Senior Executive Vice President and Chief Financial Officer

Other Officers

Name and Principal Business Address*	Positions and Offices With Depositor
Jeffrey M. Angelo	Executive Vice President, Corporate Communications and Strategic Planning
Dianne M. Aramony	Executive Vice President, Corporate Secretary, Assistant to Chairman
Nicholas A. Branchina	Senior Vice President, Budget and Cost Accounting
Maria L. Brophy	Senior Vice President, Planning and Analysis
Jeremy J. Brown	Executive Vice President and Chief Actuary
James Buckland	Senior Vice President, Purchasing
Katherine Cannizzaro	Senior Vice President, Claims Administration and Plan Conversion
Anne Marie Carroll	Senior Vice President and Associate General Counsel
Sean Carroll	Senior Vice President, Facilities Management
Tanisha L. Cash	Senior Vice President, Human Resources
Thomas Ciociano	Senior Vice President, Employee Benefits
Michael E. Conway	Senior Vice President, Human Resources
William S. Conway	Senior Executive Vice President and Chief Operating Officer
John S. Corrigan	Executive Vice President, Internal Audit
Barbara Crane	Senior Vice President, Strategic Communication and Corporate Events
Nicholas S. Curabba	Senior Vice President and Associate General Counsel
Carson J. Dunbar, Jr.	Senior Vice President, Corporate Services
Chris W. Festog	Executive Vice President and Deputy Treasurer
Harold J. Gannon	Senior Vice President, Corporate Tax
Robert Giaquinto, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Executive Vice President, MIS Operations
Thomas E. Gilliam	Executive Vice President and Assistant to the Chairman, President and Chief Executive Officer

Jared Gutman	Executive Vice President, Administrative Technical Services and Chief Privacy Officer
Thomas A. Harwood	Senior Vice President, Human Resources
Joseph Hummel	Senior Vice President, Enterprise Risk Management
Frances Infantino	Senior Vice President, Telemarketing
Edward J. T. Kenney	Executive Vice President, External Affairs
Nicole Lanni	Senior Vice President, Technical Services
Daniel LeSaffre	Executive Vice President, Human Resources and Corporate Services
Kathryn A. Lu	Executive Vice President and Chief Compliance Officer
John R. Luebs	Senior Vice President, Human Resource Services
Thomas E. MacMurray	Senior Vice President, Human Resource Services
Sean A. Mannion	Senior Vice President, Administration
James McCutcheon	Senior Vice President and Associate General Counsel
Dennis McManus	Senior Vice President, Billing and Regulatory Services/Life and Disability Claims
George L. Medlin	Executive Vice President and Treasurer
Christopher Miseo	Senior Vice President and Director of Accounting and Financial Reporting
Lynn N. Nadler 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Training and Leadership Development
Peter Nicklin	Senior Vice President, Special Projects, and Assistant to the Chief Information Officer
Michael O’Grady	Senior Vice President, Strategic Planning
Paul O’Hara	Senior Vice President, Research and Competition
Mark Koehne	Senior Vice President and Actuary
William Rose	Senior Executive Vice President and Chief Marketing Officer
James J. Roth	Senior Executive Vice President and General Counsel
Scott H. Rothstein	Executive Vice President and Deputy General Counsel
Dennis J. Routledge	Senior Vice President, Office of Technology
Sonia Samuels 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, IT Arch and Open Systems Development
Myron Schlanger	Senior Vice President and Associate Treasurer
William G. Shannon	Senior Vice President, Financial Consulting Services
Joan M. Squires	Executive Vice President and Chief Information Officer
Mary-Clare Swanke	Senior Vice President, Administrative Communication Production and Proposals
John Terwilliger 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Facilities Management
Jeffrey Tsai	Senior Vice President, Enterprise Risk Management
Eldon Dean Wonacott 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Advertising, Direct Response and Telemarketing

*	The business address of all officers is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted. The business address of all directors is c/o Mutual of America, 320 Park Avenue, New York, New York 10022-6839.

Item 26. Persons Controlled By or Under Common Control with the Depositor or the Registrant

The registrant is a separate account of Mutual of America Life Insurance Company (“Mutual of America”) under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Mutual of America.

As a New York mutual life insurance company, no person has the direct or indirect power to control Mutual of America except by virtue of a person’s capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America has the right to vote for the election of directors of Mutual of America at annual elections and upon other corporate matters where policyholders’ votes are taken.

Mutual of America wholly owns the following companies:

•	Mutual of America Holding Company LLC, a Delaware limited liability company (see below), and

•	Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company LLC wholly owns the following companies:

•	Mutual of America Securities LLC, a Delaware limited liability company, and

•	Mutual of America Capital Management LLC, a Delaware limited liability company.

Mutual of America’s consolidated financial statements include all the above subsidiaries except Mutual of America Foundation.

Mutual of America, through its separate accounts, owns substantially all of the outstanding shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company.

Mutual of America currently owns a significant amount, but less than a majority, of the outstanding shares of Mutual of America Institutional Funds, Inc., a Maryland corporation registered under the 1940 Act as a management investment company whose shares are publicly offered to institutional investors.

Item 27. Number of Contractowners

As of March 31, 2014, there were 363,574 owners in Separate Account No. 2, 140,764 of whom were attributable to Contracts registered under SEC File No. 2-90201; 219,393 of whom were attributable to Contracts registered under SEC File No. 33-11023; and 3,417 of whom were attributable to Contracts registered under SEC File No. 33-5609, all of which are qualified.

Item 28. Indemnification

Charter of Depositor. The Charter of Mutual of America provides in substance that no director or officer shall be personally liable for damages for any breach of duty as a director except when a judgment or other final adjudication establishes that the director’s acts or omissions were in bad faith, involved intentional misconduct or were acts or omissions the director knew or reasonably should have known violated New York Insurance Law or a specific standard of care imposed on directors directly by the New York Insurance Law, or which constituted a knowing violation of any other law or allowed the director to personally gain a financial profit or other advantage to which the director was not legally entitled.

By Laws of Depositor. The By-Laws of Mutual of America provide for the indemnification of present and former officers and directors of the Company (a “person”) against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and reasonably incurred, if the person acted in good faith and for a purpose which the person necessarily believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe said conduct was unlawful. Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon an undertaking by or on behalf of the person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company.

Insurance. Coverage for officers and directors of Mutual of America is provided under an Investment Management insurance policy issued by Chartis, with excess coverage by Chubb, CNA, The Hartford, and Travelers, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy is $35 million, with a $1,000,000 deductible per entity insured and no deductible for individual insureds. Coverage for life insurance company fiduciary liability coverage (errors and omissions) is provided under an Investment Management insurance policy issued by Chartis, with excess coverage by Chartis, The Hartford and CNA, to Mutual of America Life Insurance Company et al. The deductible is $1,000,000 for the entity, with an aggregate limit of liability under the primary policy of $30 million.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)	Mutual of America Life Insurance Company, the depositor and principal underwriter of the Registrant, also acts as depositor and principal underwriter of Mutual of America Separate Account No. 3 and as principal underwriter of the Mutual of America Investment Corporation, and The American Separate Account No. 2 and The American Separate Account No. 3 of Wilton Reassurance Life Company of New York, formerly known as The American Life Insurance Company of New York.

(b)	The name, business address and position of each senior officer and director of Mutual of America are listed in Item 25 above.

(c)	The principal underwriter receives no compensation or commissions from the registrant for its services in distributing the variable insurance contracts.

Item 30. Location of Accounts and Records.

Registrant’s books and records are maintained primarily at 320 Park Avenue, New York, NY 10022. Certain records are maintained at Mutual of America’s Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598.

Item 31. Management Services.

Not applicable.

Item 32. Undertakings

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on the 29th day of April, 2014.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2 (REGISTRANT)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/s/ James J. Roth
James J. Roth
Senior Executive Vice President and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 2014.

Signature	Title

*	Chairman of the Board, President and Chief Executive Officer; Director (Principal Executive Officer)
Thomas J. Moran

*
John R. Greed	Senior Executive Vice President and Chief Financial Officer; Director

*
Clifford L. Alexander, Jr.	Director

*
Kimberly A. Casiano	Director

*
Roselyn P. Epps, M.D.	Director

*
Earle H. Harbison, Jr.	Director

*
Maurine Haver	Director

*
Frances R. Hesselbein	Director

*
Lasalle D. Leffall, Jr., M.D.	Director

*
Connie Mack, III	Director

*
Robert J. McGuire	Director

*
Roger Porter	Director

*
Peter J. Powers	Director

*
Dennis J. Reimer	Director

*
Elie Wiesel	Director

*By: /s/ James J. Roth
James J. Roth
Attorney-in-Fact

List of Exhibits

EX-99(10)	Consent of KPMG, LLP